UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00121

Name of Registrant:	Vanguard Wellington Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2020—November 30, 2021

Item 1: Reports to Shareholders

Annual Report  |  November 30, 2021
Vanguard Wellington™ Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended November 30, 2021, Vanguard Wellington Fund returned 17.25% for Admiral Shares and 17.16% for Investor Shares. It beat the 17.04% return of its benchmark index, a 65% stocks/35% bonds composite measure that reflects the fund’s target asset allocation.
•	The U.S. economy continued to heal. Vaccination programs started to be rolled out shortly after the beginning of the period; some of the hardest-hit sectors such as hospitality, leisure, and travel began to rebound; and more workers returned to the labor force. While stocks turned in an excellent performance, bonds were hurt by the prospect of inflation being less transitory than expected and the Federal Reserve dialing back more of its monetary support.
•	The stock portfolio lagged the 27.92% return of its benchmark, the Standard & Poor’s 500 Index. Subpar stock selection in consumer discretionary and energy, as well as an underweight to information technology, hurt returns the most. Strong selections in the communication services and financial sectors performed well.
•	The bond portfolio slightly outpaced its benchmark, the Bloomberg U.S. Credit A or Better Bond Index, which returned –1.26%. The portfolio benefited from security selection—particularly among industrial issuers—but an underweight to credit spread duration was a primary detractor. Mortgage-backed securities also hurt relative returns.
•	For the decade ended November 30, 2021, the fund produced an average annual return of 11.23% for Admiral Shares and 11.14% for Investor Shares, compared with the 12.03% return of its expense-free benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended November 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.67%	20.65%	17.93%
Russell 2000 Index (Small-caps)	22.03	14.22	12.14
Russell 3000 Index (Broad U.S. market)	26.34	20.20	17.51
FTSE All-World ex US Index (International)	9.63	10.38	9.56
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.15%	5.52%	3.65%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.97	5.09	4.38
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.02	1.12
CPI
Consumer Price Index	6.81%	3.32%	2.86%
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Advisor’s Report
Vanguard Wellington Fund’s Investor Shares returned 17.16% for the 12 months ended November 30, 2021, outpacing the fund’s benchmark, the Wellington Composite Index, which returned 17.04%. The index is weighted 65% large-capitalization stocks (as measured by the Standard & Poor’s 500 Index) and 35% high-quality corporate bonds (as measured by the Bloomberg U.S. Credit A or Better Bond Index).
Investment environment
Stocks in the United States generally surpassed international stocks, as measured by the S&P 500, MSCI World, and MSCI EAFE Indexes, which returned 27.92%, 22.31%, and 10.77%, respectively.
In the first and second quarters of 2021, global equities continued to advance amid the accelerating rollout of vaccines and a favorable outlook for economic growth. However, the decline in COVID-19 cases came to a halt midyear, with the rapid spread of the highly infectious Delta variant disrupting plans to lift lockdowns and reopen economies in many countries. Global equities fell for the first time in six quarters during the third quarter of 2021. Markets contended with pandemic uncertainty, moderating economic growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation.
Broad fixed income markets generated largely negative total returns, driven by rising U.S. Treasury yields. Yields rose significantly in the first quarter following an improving growth outlook and reinforced reflation narrative, offsetting positive price appreciation from credit spread tightening. Spreads tightened considerably during the first half of the period as vaccination rates increased, economic data improved, and fiscal stimulus continued to be supportive. However, they widened in the second half, driven by increasing inflation risk and concerns over the impact of new variants on the economic recovery.
Global central banks maintained highly accommodative policy stances throughout the fiscal year, although by the end, the synchronized stimulative monetary policies that had been in place since the onset of the pandemic showed signs of divergence.
The Bloomberg U.S. Aggregate Bond Index returned –1.15%, outperforming the higher-quality credit market as represented by the Bloomberg U.S. Credit A or Better Bond Index, which returned –1.26%. The yield on the 10-year U.S. Treasury note rose considerably, beginning the 12-month period at 0.84% and ending at 1.44%.
The fund’s successes
In the stock portfolio, selection in communication services, financials, and utilities contributed to relative returns, as did an overweight to financials. Alphabet, Blackstone, and Charles Schwab were strong contributors. Not holding stocks including Visa and PayPal boosted relative

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results, and an underweight to Amazon added to overall performance.
In the fixed income portfolio, most spread sectors did well as COVID-19 vaccination rates increased and economic data recovered. In investment-grade corporates, an underweight to and security selection in industrials, particularly consumer non-cyclical and technology, drove results. Security selection in financials and utilities helped as well.
In noncorporate credit, an overweight to and security selection in taxable municipals led relative returns. Security selection in local agencies and an underweight to supranationals also contributed, as did out-of-benchmark allocations to commercial mortgage-backed securities (MBS) and asset-backed securities. Duration/yield curve positioning was positive, driven by a moderate duration underweight and an underweight to the 20-year portion of the yield curve at the beginning of the period.
The fund’s shortfalls
In the stock portfolio, sector allocation detracted from relative returns, led by the fund’s underweight to information technology and overweight to consumer staples. Security selection in consumer discretionary, energy, and information technology also hurt. Top laggards included Global Payments, Novartis, and Alibaba. We eliminated our position in Alibaba during the period. Not holding NVIDIA and Tesla detracted further.
On the fixed income side, the underweight to credit spread duration was the primary detractor. An out-of-benchmark allocation to MBS, particularly agency MBS, also lagged, as market volatility picked up amid increasing inflation risks and concerns about less supportive monetary policy.
The fund’s positioning
The global economy is at a crossroads. Some believe we are entering a new phase in which demand, and therefore inflation, will be stronger than at any point in the last two decades. Others see this condition as temporary, as supply chains rebuild and post-COVID adjustments take shape. While these debates are worth monitoring, our most differentiated insights and therefore highest conviction are really focused on the company level rather than on macroeconomic forecasts, and we have constructed the portfolio accordingly.
During the year, we initiated new positions in Workday, Amazon, S&P Global, and several other businesses. Workday is a leader in HR cloud solutions, with 60% of the Fortune 500 as customers. We believe the company is in the early stages of delivering the benefits of artificial intelligence and machine learning to its customers. Amazon has clearly demonstrated an ability to grow in all market environments, with resilience across business lines. We believe the company continues to have a long runway for growth, and we were able to initiate a position at an attractive price following a period of significant underperformance.
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S&P Global is a leading data and analytics provider to capital markets worldwide on the verge of a transformational merger with IHS Markit. We believe this will position the business for even stronger growth and returns.
Our largest sector overweight remains financials, as many names continue to look attractive in our intrinsic return framework. The portfolio has stayed underweight to information technology, although we modestly added to the sector over the course of the year by buying competitively advantaged, growing businesses with strong management teams at reasonable valuations.
We are committed to our investment philosophy and process of constructing a portfolio of resilient businesses at reasonable valuations run by management teams likely to make value-enhancing decisions over the long term. Our goal is to deliver a superior rate of economic growth and downside protection in difficult economic and market environments.
On the fixed income side, we hold a modestly pro-risk posture, as growth is likely peaking because of fiscal stimulus and reopening demand. While growth is likely to slow, it should be supported at healthy levels by strong household savings and pent-up demand. Inflation appears to be less transitory because of continued supply chain disruptions globally, lower workforce participation rates, and pressures on wages. We have positioned this portion of the fund with a modest short-duration posture relative to the benchmark.
The fixed income portfolio has an out-of-benchmark allocation to U.S. government bonds and agency MBS as our liquidity buffer, which should provide downside protection for shareholders if the economic cycle and/or the equity portfolio takes an unfavorable turn. Because of tight risk valuations and continued tail risks to markets, we maintain a robust liquidity profile including 25.26% in cash, U.S. government bonds, and agency MBS.
We also hold out-of-benchmark allocations to high-quality securitized sectors such as traditional asset-backed securities, collateral loan obligations, commercial MBS, and non-agency residential mortgages. We continue to have a positive view of the securitized sector as fundamentals remain strong.
Investment-grade corporate credit is our primary focus. From a sector perspective, we broadly prefer financials over industrials. Within financials, we favor well-capitalized global banks that are limited by regulators in their ability to impair their balance sheets to reward shareholders. In noncorporate credit, we are overweight to taxable municipal bonds, as we think this sector still provides diversification and a broad selection of high-quality issuers that have benefited from fiscal support.
We continue to be disciplined in applying our investment process, which allows us to create a balanced portfolio that we
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believe should perform well in a variety of environments. We remain focused on long-term, low-turnover investing— features that we believe will serve the fund’s shareholders well.
Loren L. Moran, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager
Daniel J. Pozen
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company llp
December 10, 2021
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About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
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Six Months Ended November 30, 2021
	Beginning Account Value 5/31/2021	Ending Account Value 11/30/2021	Expenses Paid During Period
Based on Actual Fund Return
Wellington Fund
Investor Shares	$1,000.00	$1,054.40	$1.24
Admiral™ Shares	1,000.00	1,054.70	0.82
Based on Hypothetical 5% Yearly Return
Wellington Fund
Investor Shares	$1,000.00	$1,023.86	$1.22
Admiral Shares	1,000.00	1,024.27	0.81
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.24% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
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Wellington Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 30, 2011, Through November 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended November 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Wellington Fund Investor Shares	17.16%	11.94%	11.14%	$28,755
Wellington Composite Index	17.04	13.34	12.03	31,154
Bloomberg U.S. Aggregate Bond Index	-1.15	3.65	3.04	13,488
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.49	17.49	15.91	43,757
Wellington Composite Index: 65% S&P 500 Index and 35% Bloomberg U.S. Credit A or Better Bond Index.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Wellington Fund Admiral Shares	17.25%	12.03%	11.23%	$144,944
Wellington Composite Index	17.04	13.34	12.03	155,770
Bloomberg U.S. Aggregate Bond Index	-1.15	3.65	3.04	67,441
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.49	17.49	15.91	218,787
See Financial Highlights for dividend and capital gains information.
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Wellington Fund
Fund Allocation
As of November 30, 2021
Asset-Backed/Commercial Mortgage-Backed Securities	1.5%
Common Stocks	66.4
Corporate Bonds	21.0
Sovereign Bonds	1.0
Taxable Municipal Bonds	1.6
U.S. Government and Agency Obligations	8.5
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
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Wellington Fund
Financial Statements
Schedule of Investments
As of November 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (66.0%)
Communication Services (8.4%)
*	Alphabet Inc. Class A	1,941,770	5,510,646
*	Meta Platforms Inc. Class A	10,611,397	3,442,974
	Comcast Corp. Class A	21,993,301	1,099,225
	Electronic Arts Inc.	3,329,191	413,552
			10,466,397
Consumer Discretionary (7.7%)
	McDonald's Corp.	8,314,779	2,033,795
*	Amazon.com Inc.	565,954	1,984,840
	Home Depot Inc.	4,583,420	1,836,164
	TJX Cos. Inc.	18,472,078	1,281,962
	Starbucks Corp.	8,258,035	905,411
	Dollar General Corp.	3,397,999	751,977
*	Coupang Inc. Class A	9,961,421	263,978
	DR Horton Inc.	2,094,152	204,599
	Lennar Corp. Class A	1,904,018	200,017
*	Rivian Automotive Inc. Class A	354,769	42,487
			9,505,230
Consumer Staples (4.1%)
	Procter & Gamble Co.	12,373,565	1,788,970
	Sysco Corp.	18,107,775	1,268,269
	Nestle SA (Registered)	7,771,740	996,118
	Coca-Cola Co.	13,925,459	730,390
	Diageo plc	5,499,993	277,575
			5,061,322
Energy (2.0%)
	TotalEnergies SE	32,813,629	1,509,846
	Royal Dutch Shell plc Class A	45,865,451	966,121
	Royal Dutch Shell plc Class A (XMEX)	2,607,900	54,555
			2,530,522
Financials (10.7%)
	Charles Schwab Corp.	38,877,116	3,008,700
	JPMorgan Chase & Co.	14,260,014	2,264,918
	BlackRock Inc.	1,474,891	1,334,201
	Bank of America Corp.	29,482,555	1,311,089
	Progressive Corp.	12,627,007	1,173,554
	Blackstone Inc.	7,301,910	1,032,855
	American Express Co.	6,510,294	991,518
	S&P Global Inc.	1,815,068	827,181
	Morgan Stanley	6,790,327	643,859
10

Wellington Fund
		Shares	Market Value• ($000)
	Prudential plc	20,926,697	353,478
	Goldman Sachs Group Inc.	656,201	250,006
			13,191,359
Health Care (9.2%)
	Pfizer Inc.	34,912,188	1,875,832
	UnitedHealth Group Inc.	3,978,441	1,767,303
	HCA Healthcare Inc.	6,341,920	1,430,674
	Anthem Inc.	2,576,370	1,046,599
	Novartis AG (Registered)	12,852,161	1,024,391
	Becton Dickinson & Co.	3,876,623	919,302
	AstraZeneca plc ADR	15,451,135	847,186
	Humana Inc.	1,945,729	816,642
	Danaher Corp.	2,389,686	768,618
	Abbott Laboratories	3,836,548	482,523
	Baxter International Inc.	5,117,520	381,613
			11,360,683
Industrials (6.0%)
	Johnson Controls International plc	14,484,407	1,082,854
	Raytheon Technologies Corp.	11,823,774	956,780
	Trane Technologies plc	4,632,795	864,711
	Fortive Corp.	11,528,814	851,634
	Deere & Co.	2,401,913	829,957
	Illinois Tool Works Inc.	2,961,833	687,590
	Union Pacific Corp.	2,284,619	538,348
	Northrop Grumman Corp.	1,525,349	532,042
	Schneider Electric SE	2,440,941	433,203
	Parker-Hannifin Corp.	1,115,978	337,092
*	Airbus SE	2,850,137	318,132
			7,432,343
Information Technology (14.6%)
	Microsoft Corp.	20,719,810	6,849,761
	Apple Inc.	18,428,327	3,046,203
	Texas Instruments Inc.	8,614,452	1,657,162
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	8,392,840	983,221
	Accenture plc Class A	2,633,121	941,077
*	salesforce.com Inc.	2,934,483	836,210
*	Workday Inc. Class A	2,937,883	805,656
	Marvell Technology Inc.	9,460,262	673,287
	Global Payments Inc.	5,368,309	639,044
	Cisco Systems Inc.	9,175,839	503,203
	Lam Research Corp.	608,990	414,022
	KLA Corp.	977,071	398,772
	Fidelity National Information Services Inc.	3,440,537	359,536
			18,107,154
Real Estate (1.3%)
	American Tower Corp.	2,944,348	772,833
	Prologis Inc.	3,714,848	560,013
	VICI Properties Inc.	8,830,111	240,179
			1,573,025
Utilities (2.0%)
	Exelon Corp.	26,355,358	1,389,718
	Duke Energy Corp.	11,274,218	1,093,712
			2,483,430
Total Common Stocks (Cost $44,537,568)			81,711,465
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Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (8.4%)
U.S. Government Securities (8.1%)
	United States Treasury Note/Bond	0.125%	4/30/23	224,460	223,583
	United States Treasury Note/Bond	0.125%	5/15/23	164,470	163,853
	United States Treasury Note/Bond	0.125%	5/31/23	400,000	398,250
	United States Treasury Note/Bond	2.625%	6/30/23	119,090	123,202
	United States Treasury Note/Bond	0.125%	7/31/23	98,000	97,464
	United States Treasury Note/Bond	2.750%	7/31/23	104,000	107,965
	United States Treasury Note/Bond	0.125%	8/31/23	287,000	285,251
	United States Treasury Note/Bond	0.250%	9/30/23	2,530	2,519
	United States Treasury Note/Bond	0.375%	10/31/23	20,000	19,944
	United States Treasury Note/Bond	0.125%	1/15/24	116,810	115,605
	United States Treasury Note/Bond	0.125%	2/15/24	117,355	116,071
	United States Treasury Note/Bond	0.250%	3/15/24	157,000	155,553
	United States Treasury Note/Bond	0.250%	5/15/24	24,315	24,041
	United States Treasury Note/Bond	0.250%	6/15/24	386,000	381,296
	United States Treasury Note/Bond	1.750%	6/30/24	316,970	325,092
	United States Treasury Note/Bond	0.375%	8/15/24	305,000	301,807
	United States Treasury Note/Bond	0.375%	9/15/24	108,000	106,768
	United States Treasury Note/Bond	0.625%	10/15/24	610,000	606,950
	United States Treasury Note/Bond	2.000%	2/15/25	244,920	253,339
	United States Treasury Note/Bond	1.125%	2/28/25	198,905	200,210
	United States Treasury Note/Bond	0.250%	5/31/25	717,325	699,392
	United States Treasury Note/Bond	0.250%	7/31/25	245,975	239,288
	United States Treasury Note/Bond	2.000%	8/15/25	61,860	64,102
	United States Treasury Note/Bond	0.250%	8/31/25	125,010	121,455
	United States Treasury Note/Bond	0.375%	11/30/25	208,000	202,345
	United States Treasury Note/Bond	0.375%	1/31/26	936,810	909,584
	United States Treasury Note/Bond	0.750%	3/31/26	107,000	105,395
	United States Treasury Note/Bond	0.750%	4/30/26	89,000	87,596
	United States Treasury Note/Bond	1.625%	5/15/26	78,110	79,843
	United States Treasury Note/Bond	0.750%	5/31/26	281,245	276,675
	United States Treasury Note/Bond	0.750%	8/31/26	175,000	171,855
[1]	United States Treasury Note/Bond	0.875%	9/30/26	254,100	250,844
	United States Treasury Note/Bond	1.125%	10/31/26	174,360	174,115
	United States Treasury Note/Bond	2.000%	11/15/26	30,000	31,238
	United States Treasury Note/Bond	2.250%	11/15/27	183,280	193,647
	United States Treasury Note/Bond	0.625%	5/15/30	8,450	7,932
	United States Treasury Note/Bond	1.125%	2/15/31	690	674
	United States Treasury Note/Bond	1.250%	8/15/31	24,835	24,443
	United States Treasury Note/Bond	1.375%	11/15/31	45,565	45,294
	United States Treasury Note/Bond	2.250%	5/15/41	1,154,810	1,229,512
	United States Treasury Note/Bond	1.750%	8/15/41	661,580	649,486
	United States Treasury Note/Bond	1.875%	2/15/51	4,560	4,636
	United States Treasury Note/Bond	2.000%	8/15/51	321,205	336,412
	United States Treasury Note/Bond	1.875%	11/15/51	121,650	124,045
					10,038,571
Conventional Mortgage-Backed Securities (0.1%)
[2,3]	Fannie Mae Pool	1.770%	1/1/36	20,592	20,192
[2,3]	Fannie Mae Pool	3.070%	2/1/25	11,700	12,297
[2,3]	Freddie Mac Gold Pool	3.000%	9/1/22	1	1
[2]	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	1,133	1,281
[2,3,4]	UMBS Pool	2.500%	9/1/27–1/25/52	133,055	136,411
[2,3]	UMBS Pool	3.000%	8/1/42–11/1/46	312	326
[2,3]	UMBS Pool	3.500%	11/1/45–6/1/46	79	83
					170,591
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Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nonconventional Mortgage-Backed Securities (0.2%)
[2,3]	Fannie Mae REMICS	1.500%	8/25/41–11/25/42	15,634	15,708
[2,3]	Fannie Mae REMICS	1.700%	6/25/43	2,556	2,573
[2,3]	Fannie Mae REMICS	2.000%	6/25/44	1,246	1,259
[2,3]	Fannie Mae REMICS	3.000%	2/25/49–9/25/57	25,727	26,769
[2,3]	Fannie Mae REMICS	3.500%	4/25/31–11/25/57	92,509	98,079
[2,3]	Fannie Mae REMICS	4.000%	5/25/31–7/25/53	10,873	11,435
[2,3]	Freddie Mac REMICS	1.500%	10/15/42	7,222	7,242
[2,3]	Freddie Mac REMICS	1.750%	3/15/41	7,412	7,451
[2,3]	Freddie Mac REMICS	2.000%	7/15/31	6,343	6,410
[2,3]	Freddie Mac REMICS	3.000%	12/15/39	27	26
[2,3]	Freddie Mac REMICS	3.500%	3/15/31	2,732	2,888
[2,3]	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	52,052	55,254
[2]	Ginnie Mae REMICS	1.700%	10/20/45	3,403	3,431
[2]	Ginnie Mae REMICS	1.800%	5/20/41	908	909
					239,434
Total U.S. Government and Agency Obligations (Cost $10,388,936)					10,448,596
Asset-Backed/Commercial Mortgage-Backed Securities (1.5%)
[2,5]	Aaset Trust Series 2019-1	3.844%	5/15/39	11,800	11,342
[2,5]	Affirm Asset Securitization Trust Series 2021-B	1.030%	8/17/26	17,590	17,521
[2,5]	Affirm Asset Securitization Trust Series 2021-Z1	1.070%	8/15/25	14,431	14,405
[2,5,6]	Affirm Asset Securitization Trust Series 2021-Z2	1.170%	11/16/26	19,585	19,572
[2,5]	Aligned Data Centers Issuer LLC Series 2021-1A	1.937%	8/15/46	43,270	42,844
[2,5]	American Tower Trust	3.070%	3/15/23	43,000	43,107
[2,5]	Angel Oak Mortgage Trust Series 2019-5	2.593%	10/25/49	4,643	4,635
[2,5]	Angel Oak Mortgage Trust Series 2019-6	2.620%	11/25/59	10,140	10,266
[2,5]	Angel Oak Mortgage Trust Series 2021-6	1.458%	9/25/66	30,945	30,725
[2,5]	Angel Oak Mortgage Trust I LLC Series 2019-2	3.628%	3/25/49	1,585	1,610
[2,5]	Angel Oak Mortgage Trust I LLC Series 2019-4	2.993%	7/26/49	6,551	6,591
[2,5,7]	Atlas Senior Loan Fund X Ltd. Series 2018-10A, 3M USD LIBOR + 1.090%	1.214%	1/15/31	7,799	7,797
[2,5,7]	Bain Capital Credit CLO Ltd. Series 2021-3A, 3M USD LIBOR + 1.160%	1.346%	7/24/34	11,155	11,159
[2,5,7]	Barings CLO Ltd. Series 2020-4A, 3M USD LIBOR + 1.550%	1.681%	1/20/32	13,600	13,602
[2,5,7]	Battalion CLO XX Ltd. Series 2021-20A, 3M USD LIBOR + 1.750%	1.888%	7/15/34	16,000	15,887
[2,5,7]	Battalion CLO XXII Ltd. Series 2021-22A, 3M USD LIBOR + 1.180%	1.299%	1/20/35	42,990	42,964
[2,5,7]	BlueMountain CLO XXXI Ltd. Series 2021-31A, 3M USD LIBOR + 1.150%	1.274%	4/19/34	30,000	29,991
[2,5,7]	BlueMountain CLO XXXII Ltd. Series 2021-32A, 3M USD LIBOR + 1.170%	1.253%	10/15/34	21,445	21,396
[2,5,7]	Bristol Park CLO Ltd. Series 2016-1A, 3M USD LIBOR + 1.450%	1.574%	4/15/29	10,000	10,001
[2,5,7]	BX Commercial Mortgage Trust Series 2021-VOLT, 1M USD LIBOR + 0.700%	0.790%	9/15/36	29,050	28,953
[2,5,7]	BX Trust Series 2021-ARIA, 1M USD LIBOR + 0.899%	0.989%	10/15/36	14,785	14,756
[2,5,7]	BXHPP Trust Series 2021-FILM, 1M USD LIBOR + 0.650%	0.740%	8/15/36	15,225	15,175
[2,5,7]	BXHPP Trust Series 2021-FILM, 1M USD LIBOR + 0.900%	0.990%	8/15/36	3,140	3,121
13

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,5]	Canadian Pacer Auto Receivables Trust Series 2018-2A	3.270%	12/19/22	57	57
[2,5]	Castlelake Aircraft Structured Trust Series 2019-1A	3.967%	4/15/39	23,365	23,285
[2,5]	CF Hippolyta LLC Series 2021-1A	1.530%	3/15/61	23,894	23,517
[2,5]	Chesapeake Funding II LLC Series 2018-3A	3.390%	1/15/31	9,603	9,751
[2,5,7]	CIFC Funding 2021-III Ltd. Series 2021-3A, 3M USD LIBOR + 1.700%	1.824%	7/15/36	6,400	6,400
[2,5,7]	CIFC Funding Ltd. Series 2018-1A, 3M USD LIBOR + 1.000%	1.122%	4/18/31	12,000	11,997
[2,5]	Cloud Pass-Through Trust Series 2019-1A	3.554%	12/5/22	615	617
[2,5]	COLT Mortgage Loan Trust Series 2020-1	2.488%	2/25/50	4,488	4,487
[2,5,7]	Columbia Cent CLO 27 Ltd. Series 2018-27A, 3M USD LIBOR + 1.150%	1.274%	10/25/28	16,364	16,364
[2,5,7]	Columbia Cent CLO 30 Ltd. Series 2020-30A, 3M USD LIBOR + 1.750%	1.882%	1/20/34	15,255	15,266
[2,5,7]	Columbia Cent CLO 31 Ltd. Series 2021-31A, 3M USD LIBOR + 1.550%	1.681%	4/20/34	14,400	14,259
[2]	COMM Mortgage Trust Series 2012-CR2	3.147%	8/15/45	18,085	18,204
[2,5]	DB Master Finance LLC Series 2019-1A	4.021%	5/20/49	13,925	14,459
[2,5]	Domino's Pizza Master Issuer LLC Series 2021-1A	2.662%	4/25/51	34,954	35,164
[2,5]	Domino's Pizza Master Issuer LLC Series 2021-1A	3.151%	4/25/51	29,014	29,943
[2,5,7]	Dryden 87 CLO Ltd. Series 2021-87A, 3M USD LIBOR + 1.100%	1.260%	5/20/34	36,675	36,657
[2,5]	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	397	399
[2,5]	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/20/24	3,725	3,740
[2,5]	Enterprise Fleet Financing LLC Series 2019-2	2.290%	2/20/25	12,474	12,586
[2,5]	Enterprise Fleet Financing LLC Series 2019-3	2.060%	5/20/25	8,769	8,844
[2,3,7]	Fannie Mae Connecticut Avenue Securities Series 2016-C03, 1M USD LIBOR + 5.900%	5.992%	10/25/28	4,757	5,032
[2,5]	FirstKey Homes Trust Series 2021-SFR1	1.538%	8/17/38	64,899	63,559
[2,3]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K-1512	3.059%	4/25/34	6,000	6,613
[2,3]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K-1513	2.797%	8/25/34	7,500	8,071
[2,3]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K-1521	2.184%	8/25/36	17,705	17,903
[2,5]	Home Partners of America Trust Series 2021-2	1.901%	12/17/26	36,570	36,435
[2,5]	Horizon Aircraft Finance II Ltd. Series 2019-1	3.721%	7/15/39	10,274	10,181
[2,5]	Horizon Aircraft Finance III Ltd. Series 2019-2	3.425%	11/15/39	10,343	10,246
[2,5,7]	Life Mortgage Trust Series 2021-BMR, 1M USD LIBOR + 0.700%	0.790%	3/15/38	9,305	9,273
[2,5]	MACH 1 Cayman Ltd. Series 2019-1	3.474%	10/15/39	10,540	10,426
[2,5,7]	Madison Park Funding XI Ltd. Series 2013-11A, 3M USD LIBOR + 1.450%	1.574%	7/23/29	8,550	8,548
[2,5,7]	Madison Park Funding XIII Ltd. Series 2014-13A, 3M USD LIBOR + 0.950%	1.074%	4/19/30	33,025	33,020
[2,5,7]	Magnetite VII Ltd. Series 2012-7A, 3M USD LIBOR + 0.800%	0.924%	1/15/28	25,887	25,883
[2,5]	MAPS Ltd. Series 2019-1A	4.458%	3/15/44	5,960	5,980
14

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,5,7]	Master Credit Card Trust II Series 2018-1A, 1M USD LIBOR + 0.490%	0.581%	7/21/24	30,925	31,028
[2,5]	Mercury Financial Credit Card Master Trust Series 2021-1A	1.540%	3/20/26	33,270	33,303
[2,5]	New Economy Assets Phase 1 Sponsor LLC Series 2021-1	1.910%	10/20/61	100,980	99,242
[2,5]	New Economy Assets Phase 1 Sponsor LLC Series 2021-1	2.410%	10/20/61	10,325	10,334
[2,5,7]	Oaktree CLO Ltd. Series 2021-1A, 3M USD LIBOR + 1.160%	1.284%	7/15/34	29,000	29,020
[2,5,7]	Octagon 54 Ltd. Series 2021-1A, 3M USD LIBOR + 1.120%	1.253%	7/15/34	35,000	34,940
[2,5,7]	Octagon Investment Partners 51 Ltd. Series 2021-1A, 3M USD LIBOR + 1.150%	1.281%	7/20/34	30,000	30,000
[2,5,7]	OHA Credit Funding 3 Ltd. Series 2019-3A, 3M USD LIBOR + 1.140%	1.271%	7/2/35	43,800	43,776
[2,5]	OneMain Direct Auto Receivables Trust Series 2018-1A	3.430%	12/16/24	2,560	2,562
[2,5]	OneMain Direct Auto Receivables Trust Series 2021-1A	0.870%	7/14/28	30,280	29,933
[2,5]	OneMain Financial Issuance Trust Series 2019-1A	3.480%	2/14/31	9,745	9,755
[2,5,7]	Regatta VI Funding Ltd. Series 2016-1A, 3M USD LIBOR + 1.160%	1.292%	4/20/34	22,000	22,020
[2,5,7]	Rockland Park CLO Ltd. Series 2021-1A, 3M USD LIBOR + 1.120%	1.252%	4/20/34	20,000	20,091
[2,5,7]	Rockland Park CLO Ltd. Series 2021-1A, 3M USD LIBOR + 1.650%	1.781%	4/20/34	9,970	10,005
[2,5,7]	RR 16 Ltd. Series 2021-16A, 3M USD LIBOR + 1.110%	1.234%	7/15/36	26,720	26,674
[2,5,7]	RR 16 Ltd. Series 2021-16A, 3M USD LIBOR + 1.650%	1.774%	7/15/36	15,540	15,589
[2,5,7]	RR 18 Ltd. Series 2021-18A, 3M USD LIBOR + 1.600%	1.684%	10/15/34	30,080	30,034
[2,5]	Santander Retail Auto Lease Trust Series 2019-B	2.300%	1/20/23	4,417	4,429
[2]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	34,066	35,315
[2,5]	SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE	4.144%	1/5/43	27,300	28,988
[2,5,7]	Shackleton CLO Ltd. Series 2021-16A, 3M USD LIBOR + 1.210%	1.332%	10/20/34	24,870	24,874
[2,5]	SoFi Consumer Loan Program Trust Series 2020-1	2.020%	1/25/29	3,122	3,137
[2,5]	SoFi Professional Loan Program Trust Series 2021-B	1.140%	2/15/47	20,196	19,989
[2,5,7]	Sound Point CLO XXXI Ltd. Series 2021-3A, 3M USD LIBOR + 1.650%	1.781%	10/25/34	11,405	11,326
[2,5]	START Ireland Series 2019-1	4.089%	3/15/44	12,203	12,227
[2,5,7]	Symphony CLO XIV Ltd. Series 2014-14A, 3M USD LIBOR + 0.950%	1.077%	7/14/26	15,742	15,743
[2,5,7]	Symphony CLO XXVIII Ltd. Series 2021-28A, 3M USD LIBOR + 1.650%	1.738%	10/23/34	25,350	25,317
[2,5]	Taco Bell Funding LLC Series 2021-1A	1.946%	8/25/51	39,345	38,675
[2,5]	Taco Bell Funding LLC Series 2021-1A	2.294%	8/25/51	36,015	35,687
[2,5,7]	Taconic Park CLO Ltd. Series 2016-1A, 3M USD LIBOR + 1.450%	1.582%	1/20/29	12,291	12,292
[2,5]	Towd Point Mortgage Trust Series 2016-3	2.250%	4/25/56	125	125
[2,5]	Vantage Data Centers Issuer LLC Series 2019-1A	3.188%	7/15/44	10,679	10,915
15

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,5]	Vantage Data Centers Issuer LLC Series 2021-1A	2.165%	10/15/46	48,430	48,305
[2,5]	Vantage Data Centers LLC Series 2020-1A	1.645%	9/15/45	29,505	28,933
[2,5,7]	Venture 43 CLO Ltd. Series 2021-43A, 3M USD LIBOR + 1.240%	1.364%	4/15/34	9,500	9,504
[2,5,7]	Voya CLO Ltd. Series 2014-1A, 3M USD LIBOR + 0.990%	1.112%	4/18/31	20,525	20,519
[2,5,7]	Voya CLO Ltd. Series 2021-2A, 3M USD LIBOR + 1.150%	1.277%	10/20/34	37,765	37,815
[2,5,7]	Wellfleet CLO X Ltd. Series 2019-XA, 3M USD LIBOR + 1.750%	1.882%	7/20/32	10,000	9,970
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,870,135)					1,866,977
Corporate Bonds (20.9%)
Communications (1.8%)
	America Movil SAB de CV	3.125%	7/16/22	84,600	85,928
	America Movil SAB de CV	3.625%	4/22/29	26,990	29,306
	America Movil SAB de CV	6.125%	3/30/40	7,380	10,429
	AT&T Inc.	2.750%	6/1/31	36,795	37,344
	AT&T Inc.	4.300%	12/15/42	35,590	40,116
	AT&T Inc.	3.650%	6/1/51	8,341	8,655
	AT&T Inc.	3.500%	9/15/53	33,515	33,851
	AT&T Inc.	3.850%	6/1/60	26,704	27,995
	AT&T Inc.	3.500%	2/1/61	9,685	9,485
[5]	British Telecommunications plc	3.250%	11/8/29	19,060	19,583
	Charter Communications Operating LLC	2.800%	4/1/31	32,150	31,836
	Charter Communications Operating LLC	2.300%	2/1/32	7,150	6,756
	Charter Communications Operating LLC	3.500%	3/1/42	24,235	23,454
	Charter Communications Operating LLC	5.375%	5/1/47	3,455	4,159
	Charter Communications Operating LLC	5.125%	7/1/49	2,904	3,412
	Charter Communications Operating LLC	4.800%	3/1/50	3,777	4,256
	Charter Communications Operating LLC	3.700%	4/1/51	17,760	17,303
	Charter Communications Operating LLC	3.850%	4/1/61	16,610	15,884
	Charter Communications Operating LLC	4.400%	12/1/61	13,740	14,350
	Comcast Corp.	3.600%	3/1/24	50,730	53,983
	Comcast Corp.	3.375%	2/15/25	2,540	2,694
	Comcast Corp.	4.250%	1/15/33	42,890	50,159
	Comcast Corp.	4.200%	8/15/34	26,890	31,573
	Comcast Corp.	5.650%	6/15/35	4,725	6,268
	Comcast Corp.	4.400%	8/15/35	32,325	38,414
	Comcast Corp.	6.500%	11/15/35	945	1,360
	Comcast Corp.	3.969%	11/1/47	8,452	9,779
	Comcast Corp.	4.000%	3/1/48	12,180	14,159
	Comcast Corp.	3.999%	11/1/49	23,162	27,028
[5]	Comcast Corp.	2.887%	11/1/51	67,805	66,694
	Comcast Corp.	2.450%	8/15/52	25,780	23,567
	Comcast Corp.	4.049%	11/1/52	10,339	12,327
[5]	Comcast Corp.	2.937%	11/1/56	198,153	192,430
[5]	Comcast Corp.	2.987%	11/1/63	95,407	92,298
[5]	Cox Communications Inc.	3.150%	8/15/24	2,503	2,620
[5]	Cox Communications Inc.	2.600%	6/15/31	17,795	17,862
[5]	Cox Communications Inc.	4.800%	2/1/35	30,000	35,678
[5]	Deutsche Telekom International Finance BV	3.600%	1/19/27	10,918	11,775
[5]	Deutsche Telekom International Finance BV	4.375%	6/21/28	21,754	24,750
	Discovery Communications LLC	3.950%	3/20/28	14,288	15,583
	Discovery Communications LLC	4.125%	5/15/29	14,172	15,650
16

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Discovery Communications LLC	3.625%	5/15/30	29,710	31,819
	Discovery Communications LLC	4.650%	5/15/50	22,028	26,025
	Discovery Communications LLC	4.000%	9/15/55	16,442	17,569
	NBCUniversal Media LLC	4.450%	1/15/43	6,331	7,704
[5]	NTT Finance Corp.	1.162%	4/3/26	44,235	43,488
[5]	NTT Finance Corp.	2.065%	4/3/31	9,445	9,511
[5]	Ooredoo International Finance Ltd.	2.625%	4/8/31	23,430	23,524
	Orange SA	9.000%	3/1/31	20,280	31,170
[5]	SK Telecom Co. Ltd.	3.750%	4/16/23	11,995	12,465
[5]	Sky Ltd.	3.750%	9/16/24	45,046	48,148
[5]	Sprint Spectrum Co. LLC	4.738%	3/20/25	37,857	39,672
	Telefonica Emisiones SA	5.213%	3/8/47	19,100	23,922
	Telefonica Emisiones SA	5.520%	3/1/49	19,772	25,806
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,925	4,300
	T-Mobile USA Inc.	2.050%	2/15/28	24,985	24,596
	T-Mobile USA Inc.	3.875%	4/15/30	61,875	67,242
	T-Mobile USA Inc.	2.550%	2/15/31	4,750	4,691
	T-Mobile USA Inc.	2.250%	11/15/31	4,745	4,559
	T-Mobile USA Inc.	4.375%	4/15/40	15,735	17,884
	T-Mobile USA Inc.	4.500%	4/15/50	22,950	26,989
	T-Mobile USA Inc.	3.300%	2/15/51	19,300	18,876
	T-Mobile USA Inc.	3.600%	11/15/60	9,460	9,415
	TWDC Enterprises 18 Corp.	4.375%	8/16/41	26,724	32,268
[2]	TWDC Enterprises 18 Corp.	4.125%	6/1/44	14,185	16,965
	Verizon Communications Inc.	4.329%	9/21/28	23,335	26,596
[5]	Verizon Communications Inc.	2.355%	3/15/32	3,321	3,284
	Verizon Communications Inc.	4.812%	3/15/39	85,963	107,913
	Verizon Communications Inc.	4.750%	11/1/41	7,750	9,731
	Verizon Communications Inc.	4.862%	8/21/46	20,077	26,435
	Verizon Communications Inc.	2.987%	10/30/56	9,247	8,953
	ViacomCBS Inc.	3.700%	6/1/28	15,190	16,582
	Vodafone Group plc	5.000%	5/30/38	1,895	2,366
	Vodafone Group plc	5.250%	5/30/48	45,220	58,815
	Walt Disney Co.	3.000%	9/15/22	11,891	12,120
	Walt Disney Co.	2.650%	1/13/31	3,850	4,003
	Walt Disney Co.	3.500%	5/13/40	50,260	55,387
	Walt Disney Co.	4.750%	9/15/44	2,358	3,034
	Walt Disney Co.	4.750%	11/15/46	14,000	18,446
	Walt Disney Co.	2.750%	9/1/49	16,835	16,508
	Walt Disney Co.	3.600%	1/13/51	27,250	31,259
	Walt Disney Co.	3.800%	5/13/60	28,415	33,656
					2,174,449
Consumer Discretionary (0.8%)
	Amazon.com Inc.	2.800%	8/22/24	14,010	14,639
	Amazon.com Inc.	4.800%	12/5/34	37,370	47,708
	Amazon.com Inc.	4.950%	12/5/44	22,605	30,930
	Amazon.com Inc.	4.250%	8/22/57	41,385	53,807
[2]	American Honda Finance Corp.	2.000%	3/24/28	19,250	19,408
	AutoZone Inc.	3.700%	4/15/22	46,136	46,315
[5]	BMW US Capital LLC	0.800%	4/1/24	12,590	12,522
[5]	BMW US Capital LLC	1.250%	8/12/26	28,900	28,478
[5]	Daimler Finance North America LLC	3.250%	8/1/24	5,870	6,171
[2]	Duke University	2.832%	10/1/55	25,700	27,414
[2]	Emory University	2.143%	9/1/30	25,351	25,813
	General Motors Financial Co. Inc.	3.950%	4/13/24	57,810	60,960
[2]	Georgetown University	4.315%	4/1/49	5,405	6,865
[2]	Georgetown University	2.943%	4/1/50	9,430	9,714
17

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Home Depot Inc.	3.900%	12/6/28	10,250	11,599
	Home Depot Inc.	3.300%	4/15/40	18,410	19,992
	Home Depot Inc.	4.400%	3/15/45	28,655	36,117
	Home Depot Inc.	4.500%	12/6/48	12,215	15,986
[5]	Hyundai Capital America	0.800%	4/3/23	91,160	91,016
[5]	Hyundai Capital America	0.875%	6/14/24	49,225	48,580
[5]	Hyundai Capital America	1.650%	9/17/26	36,480	35,805
[2]	Johns Hopkins University	4.083%	7/1/53	7,805	10,169
[2]	Johns Hopkins University	2.813%	1/1/60	6,420	6,604
	Leland Stanford Junior University	6.875%	2/1/24	13,685	15,413
[2]	Leland Stanford Junior University	7.650%	6/15/26	29,000	35,901
	Lowe's Cos. Inc.	3.100%	5/3/27	68,700	73,205
	Lowe's Cos. Inc.	6.500%	3/15/29	13,301	17,103
[2]	McDonald's Corp.	3.250%	6/10/24	5,460	5,757
[2]	McDonald's Corp.	4.875%	7/15/40	10,000	12,694
[2]	McDonald's Corp.	4.875%	12/9/45	9,940	12,893
[2]	McDonald's Corp.	3.625%	9/1/49	37,735	42,149
[2]	Northeastern University	2.894%	10/1/50	6,995	7,170
	Stanley Black & Decker Inc.	4.850%	11/15/48	24,455	33,463
	Starbucks Corp.	4.500%	11/15/48	51,181	64,080
[2]	University of Chicago	2.761%	4/1/45	5,825	5,976
	VF Corp.	2.800%	4/23/27	17,615	18,467
	VF Corp.	2.950%	4/23/30	37,015	38,595
					1,049,478
Consumer Staples (0.7%)
	Altria Group Inc.	5.800%	2/14/39	18,665	22,676
	Altria Group Inc.	4.500%	5/2/43	5,945	6,288
	Altria Group Inc.	3.875%	9/16/46	22,775	22,351
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	24,038
[2]	Anheuser-Busch Cos. LLC	4.700%	2/1/36	35,700	42,947
[2]	Anheuser-Busch Cos. LLC	4.900%	2/1/46	39,700	50,416
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,610	21,437
	Archer-Daniels-Midland Co.	4.500%	3/15/49	35,045	46,736
	BAT Capital Corp.	3.557%	8/15/27	63,450	66,538
[5]	Cargill Inc.	6.875%	5/1/28	19,355	24,422
[5]	Cargill Inc.	2.125%	4/23/30	5,265	5,273
[5]	Cargill Inc.	4.760%	11/23/45	28,190	37,685
[5]	CK Hutchison International 20 Ltd.	3.375%	5/8/50	22,015	24,586
[5]	Coca-Cola Europacific Partners plc	0.800%	5/3/24	32,165	31,684
[2]	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	16,830
	Conagra Brands Inc.	4.600%	11/1/25	7,855	8,706
	Conagra Brands Inc.	1.375%	11/1/27	11,765	11,275
	Conagra Brands Inc.	5.300%	11/1/38	6,410	8,124
	Constellation Brands Inc.	3.750%	5/1/50	2,415	2,683
[5]	Danone SA	2.947%	11/2/26	30,550	32,110
	Diageo Capital plc	2.625%	4/29/23	48,310	49,354
	Diageo Capital plc	2.375%	10/24/29	20,000	20,533
	Diageo Capital plc	2.000%	4/29/30	5,830	5,798
	Diageo Capital plc	2.125%	4/29/32	1,845	1,843
	Diageo Investment Corp.	2.875%	5/11/22	26,991	27,266
	Estee Lauder Cos. Inc.	2.375%	12/1/29	12,615	12,970
	Hormel Foods Corp.	1.700%	6/3/28	8,125	8,067
[5]	Imperial Brands Finance plc	3.750%	7/21/22	34,745	35,203
	Kroger Co.	3.850%	8/1/23	10,770	11,242
	Kroger Co.	4.000%	2/1/24	22,290	23,569
	McCormick & Co. Inc.	2.500%	4/15/30	3,205	3,248
	Molson Coors Beverage Co.	3.500%	5/1/22	16,525	16,726
18

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Molson Coors Beverage Co.	3.000%	7/15/26	54,900	57,594
	Philip Morris International Inc.	2.500%	8/22/22	21,645	21,986
	Philip Morris International Inc.	3.600%	11/15/23	7,000	7,383
	Philip Morris International Inc.	3.375%	8/11/25	14,440	15,385
	Philip Morris International Inc.	4.875%	11/15/43	6,185	7,520
[5]	Sigma Alimentos SA de CV	4.125%	5/2/26	14,750	15,581
					848,073
Energy (1.1%)
	BP Capital Markets America Inc.	1.749%	8/10/30	7,780	7,480
	BP Capital Markets America Inc.	3.060%	6/17/41	20,000	20,169
	BP Capital Markets America Inc.	2.772%	11/10/50	11,870	11,168
	BP Capital Markets America Inc.	2.939%	6/4/51	30,385	29,468
	BP Capital Markets America Inc.	3.001%	3/17/52	68,790	67,421
	BP Capital Markets America Inc.	3.379%	2/8/61	12,750	13,178
	BP Capital Markets plc	2.500%	11/6/22	22,000	22,403
	BP Capital Markets plc	3.994%	9/26/23	16,185	17,081
	BP Capital Markets plc	3.814%	2/10/24	38,938	41,117
	BP Capital Markets plc	3.506%	3/17/25	50,285	53,541
	Chevron Corp.	3.191%	6/24/23	25,330	26,163
	ConocoPhillips Co.	4.950%	3/15/26	4,385	4,953
[5]	Coterra Energy Inc.	4.375%	6/1/24	31,555	33,576
[5]	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	19,580	20,544
[5]	Eastern Gas Transmission & Storage Inc.	4.800%	11/1/43	4,185	5,162
[5]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	24,863	30,293
	Energy Transfer LP	5.250%	4/15/29	40,000	45,656
	Energy Transfer LP	5.350%	5/15/45	3,500	4,055
	Energy Transfer LP	5.300%	4/15/47	5,745	6,638
	Energy Transfer LP	5.400%	10/1/47	750	886
	Energy Transfer LP	5.000%	5/15/50	10,000	11,471
	Enterprise Products Operating LLC	5.100%	2/15/45	9,720	12,125
	Enterprise Products Operating LLC	4.250%	2/15/48	26,420	29,931
	Enterprise Products Operating LLC	3.700%	1/31/51	5,935	6,275
	Enterprise Products Operating LLC	3.300%	2/15/53	15,000	15,000
	Exxon Mobil Corp.	2.726%	3/1/23	11,910	12,184
	Exxon Mobil Corp.	3.043%	3/1/26	8,115	8,608
	Exxon Mobil Corp.	2.275%	8/16/26	36,735	38,013
	Exxon Mobil Corp.	2.440%	8/16/29	25,195	25,841
	Exxon Mobil Corp.	2.610%	10/15/30	35,925	37,179
	Exxon Mobil Corp.	4.114%	3/1/46	12,060	14,309
[5]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	47,605	46,314
[5]	Galaxy Pipeline Assets Bidco Ltd.	2.940%	9/30/40	44,479	43,923
	Plains All American Pipeline LP	3.850%	10/15/23	36,775	38,313
[5]	Schlumberger Holdings Corp.	3.900%	5/17/28	31,025	33,820
[5]	Schlumberger Investment SA	2.400%	8/1/22	23,925	24,124
	Schlumberger Investment SA	3.650%	12/1/23	44,520	46,598
	Shell International Finance BV	3.250%	5/11/25	11,051	11,782
	Shell International Finance BV	4.125%	5/11/35	43,465	51,021
	Shell International Finance BV	5.500%	3/25/40	12,990	17,872
	Shell International Finance BV	2.875%	11/26/41	15,000	15,086
	Shell International Finance BV	4.375%	5/11/45	96,700	119,209
	Shell International Finance BV	3.000%	11/26/51	42,435	43,330
	Suncor Energy Inc.	5.950%	12/1/34	20,700	27,053
	TotalEnergies Capital International SA	2.700%	1/25/23	36,510	37,363
	TotalEnergies Capital International SA	3.750%	4/10/24	41,500	44,095
	TransCanada PipeLines Ltd.	4.875%	1/15/26	47,256	52,845
	TransCanada PipeLines Ltd.	4.100%	4/15/30	7,125	7,923
					1,332,559
19

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Financials (8.4%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	29,427
	AerCap Ireland Capital DAC	3.000%	10/29/28	15,230	15,336
	AerCap Ireland Capital DAC	3.300%	1/30/32	11,930	12,012
	AerCap Ireland Capital DAC	3.400%	10/29/33	6,030	6,065
	AerCap Ireland Capital DAC	3.850%	10/29/41	7,230	7,457
[5]	AIA Group Ltd.	3.600%	4/9/29	50,475	55,424
[5]	AIA Group Ltd.	3.375%	4/7/30	12,460	13,528
[2]	American Express Credit Corp.	2.700%	3/3/22	54,990	55,203
	American International Group Inc.	3.750%	7/10/25	8,990	9,657
	American International Group Inc.	4.250%	3/15/29	35,227	40,195
	American International Group Inc.	4.700%	7/10/35	16,375	19,759
	American International Group Inc.	6.250%	5/1/36	7,775	10,946
	American International Group Inc.	4.500%	7/16/44	12,612	15,515
	American International Group Inc.	4.800%	7/10/45	7,130	9,232
	American International Group Inc.	4.750%	4/1/48	17,010	22,362
	American International Group Inc.	4.375%	6/30/50	9,505	11,975
	American International Group Inc.	4.375%	1/15/55	4,755	5,982
[5]	Athene Global Funding	1.000%	4/16/24	22,095	21,971
[5]	Australia & New Zealand Banking Group Ltd.	2.570%	11/25/35	22,135	21,382
	Banco Santander SA	3.125%	2/23/23	28,400	29,183
	Banco Santander SA	3.848%	4/12/23	16,400	17,046
	Banco Santander SA	1.849%	3/25/26	14,000	13,954
	Banco Santander SA	2.749%	12/3/30	15,600	15,252
	Banco Santander SA	2.958%	3/25/31	10,000	10,165
[2]	Bank of America Corp.	4.000%	1/22/25	32,900	35,191
[2]	Bank of America Corp.	3.500%	4/19/26	10,000	10,767
[2]	Bank of America Corp.	3.559%	4/23/27	86,705	92,571
[2]	Bank of America Corp.	3.593%	7/21/28	37,950	40,790
[2]	Bank of America Corp.	3.419%	12/20/28	8,681	9,249
[2]	Bank of America Corp.	4.271%	7/23/29	74,365	83,067
[2]	Bank of America Corp.	3.974%	2/7/30	120,185	132,837
[2]	Bank of America Corp.	3.194%	7/23/30	35,285	37,241
[2]	Bank of America Corp.	2.496%	2/13/31	50,870	51,026
	Bank of America Corp.	2.572%	10/20/32	17,275	17,376
[2]	Bank of America Corp.	5.875%	2/7/42	9,965	14,290
	Bank of America Corp.	3.311%	4/22/42	55,635	58,942
[2]	Bank of America Corp.	5.000%	1/21/44	39,433	51,629
[2]	Bank of America Corp.	3.946%	1/23/49	5,380	6,373
[2]	Bank of America Corp.	4.330%	3/15/50	78,120	97,960
	Bank of America Corp.	2.972%	7/21/52	65,950	67,230
[5]	Bank of Montreal	2.500%	1/11/22	60,000	60,144
[2]	Bank of New York Mellon Corp.	3.000%	2/24/25	27,990	29,541
	Bank of Nova Scotia	2.700%	8/3/26	63,160	66,053
[5]	Banque Federative du Credit Mutuel SA	1.604%	10/4/26	34,305	34,017
[2]	Barclays plc	3.932%	5/7/25	55,605	58,737
	Barclays plc	2.667%	3/10/32	44,170	43,742
	Barclays plc	2.894%	11/24/32	43,865	44,052
	Barclays plc	3.330%	11/24/42	37,170	37,718
[7]	Barclays plc, 3M USD LIBOR + 1.380%	1.535%	5/16/24	36,385	36,893
[5]	BNP Paribas SA	2.950%	5/23/22	4,105	4,153
[2]	BNP Paribas SA	3.250%	3/3/23	7,620	7,870
[5]	BNP Paribas SA	3.800%	1/10/24	25,780	27,149
[5]	BNP Paribas SA	3.375%	1/9/25	60,670	63,961
[5]	BNP Paribas SA	2.819%	11/19/25	45,685	47,143
[5]	BNP Paribas SA	1.323%	1/13/27	18,995	18,508
[5]	BNP Paribas SA	3.500%	11/16/27	69,325	74,374
20

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	BNP Paribas SA	2.159%	9/15/29	31,165	30,568
[5]	BNP Paribas SA	2.871%	4/19/32	23,435	23,766
[5]	BPCE SA	5.700%	10/22/23	6,225	6,733
	BPCE SA	4.000%	4/15/24	30,615	32,674
[5]	BPCE SA	5.150%	7/21/24	43,790	47,684
[5]	BPCE SA	2.045%	10/19/27	25,245	25,032
[5]	BPCE SA	3.500%	10/23/27	64,230	68,070
[5]	BPCE SA	2.700%	10/1/29	50,000	51,691
[5]	Brighthouse Financial Global Funding	1.000%	4/12/24	2,425	2,412
[5]	Brighthouse Financial Global Funding	1.550%	5/24/26	20,210	19,999
[5]	Brighthouse Financial Global Funding	2.000%	6/28/28	16,275	16,139
[5]	Canadian Imperial Bank of Commerce	1.150%	7/8/26	33,885	33,582
[7]	Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.720%	0.838%	6/16/22	57,780	57,986
	Capital One Financial Corp.	3.750%	4/24/24	55,460	58,660
	Capital One Financial Corp.	3.200%	2/5/25	24,185	25,478
	Charles Schwab Corp.	0.750%	3/18/24	30,130	30,009
	Charles Schwab Corp.	3.200%	3/2/27	19,665	21,156
	Charles Schwab Corp.	2.000%	3/20/28	27,375	27,688
	Chubb Corp.	6.000%	5/11/37	50,000	71,905
	Chubb INA Holdings Inc.	3.350%	5/15/24	22,345	23,623
	Chubb INA Holdings Inc.	4.350%	11/3/45	29,835	38,117
	Citigroup Inc.	4.500%	1/14/22	33,920	34,084
	Citigroup Inc.	0.981%	5/1/25	32,820	32,591
	Citigroup Inc.	1.462%	6/9/27	66,630	65,357
	Citigroup Inc.	4.125%	7/25/28	14,550	15,990
[2]	Citigroup Inc.	3.520%	10/27/28	72,550	77,646
	Citigroup Inc.	6.625%	6/15/32	45,000	60,232
	Citigroup Inc.	2.520%	11/3/32	25,750	25,753
[2]	Citigroup Inc.	3.878%	1/24/39	37,030	42,121
	Citigroup Inc.	2.904%	11/3/42	19,370	19,269
[2]	Comerica Bank	2.500%	7/23/24	27,415	28,417
[5]	Commonwealth Bank of Australia	2.688%	3/11/31	74,015	73,258
[5]	Cooperatieve Rabobank UA	1.106%	2/24/27	46,710	45,527
[5]	Credit Agricole SA	3.750%	4/24/23	31,675	32,982
[5]	Credit Agricole SA	3.250%	10/4/24	71,600	75,477
[2]	Credit Suisse AG	3.625%	9/9/24	4,885	5,197
[5]	Credit Suisse Group AG	3.574%	1/9/23	20,675	20,733
[5]	Credit Suisse Group AG	4.207%	6/12/24	12,375	12,931
	Credit Suisse Group AG	3.750%	3/26/25	67,850	72,211
[5]	Credit Suisse Group AG	2.593%	9/11/25	17,585	17,981
[5]	Credit Suisse Group AG	3.869%	1/12/29	10,980	11,768
[5]	Credit Suisse Group AG	3.091%	5/14/32	59,185	60,023
[5,7]	Credit Suisse Group AG, 3M USD LIBOR + 1.240%	1.354%	6/12/24	25,015	25,311
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	55,260	56,608
[5]	Danske Bank A/S	5.000%	1/12/22	21,605	21,706
[5]	Danske Bank A/S	3.875%	9/12/23	46,290	48,411
[5]	Danske Bank A/S	5.375%	1/12/24	28,240	30,519
[5]	Danske Bank A/S	1.621%	9/11/26	28,990	28,675
[5]	Danske Bank A/S	1.549%	9/10/27	55,460	54,333
[5]	DNB Bank ASA	1.535%	5/25/27	44,030	43,459
[5]	DNB Bank ASA	1.605%	3/30/28	45,870	45,029
[5]	DNB Boligkreditt A/S	2.500%	3/28/22	47,550	47,876
[5]	Equitable Financial Life Global Funding	1.400%	7/7/25	10,395	10,340
[5]	Equitable Financial Life Global Funding	1.300%	7/12/26	26,755	26,193
[5]	Equitable Financial Life Global Funding	1.400%	8/27/27	18,220	17,793
21

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Equitable Financial Life Global Funding	1.800%	3/8/28	28,220	27,803
[5]	Farmers Exchange Capital	7.050%	7/15/28	25,000	30,654
	Fifth Third Bancorp	2.550%	5/5/27	19,150	19,809
[5]	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,314
[5]	GA Global Funding Trust	1.000%	4/8/24	21,750	21,633
	Global Payments Inc.	2.150%	1/15/27	20,910	20,910
	Global Payments Inc.	2.900%	5/15/30	14,680	14,888
	Globe Life Inc.	7.875%	5/15/23	45,000	49,280
	Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	41,044
	Goldman Sachs Group Inc.	3.625%	1/22/23	35,320	36,468
	Goldman Sachs Group Inc.	3.500%	1/23/25	17,545	18,557
[2]	Goldman Sachs Group Inc.	3.272%	9/29/25	46,260	48,534
	Goldman Sachs Group Inc.	3.850%	1/26/27	17,980	19,294
	Goldman Sachs Group Inc.	1.431%	3/9/27	71,545	70,170
	Goldman Sachs Group Inc.	1.542%	9/10/27	97,685	95,662
[2]	Goldman Sachs Group Inc.	3.691%	6/5/28	15,055	16,214
[2]	Goldman Sachs Group Inc.	3.814%	4/23/29	23,795	25,906
[2]	Goldman Sachs Group Inc.	4.223%	5/1/29	67,740	75,265
	Goldman Sachs Group Inc.	3.800%	3/15/30	19,490	21,366
	Goldman Sachs Group Inc.	1.992%	1/27/32	30,600	29,222
	Goldman Sachs Group Inc.	2.615%	4/22/32	74,125	74,270
	Goldman Sachs Group Inc.	2.383%	7/21/32	67,160	66,030
	Goldman Sachs Group Inc.	2.650%	10/21/32	14,050	14,110
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	62,232
	Goldman Sachs Group Inc.	6.250%	2/1/41	20,135	29,267
[2]	Goldman Sachs Group Inc.	4.800%	7/8/44	25,675	32,898
[5]	Guardian Life Global Funding	1.250%	5/13/26	6,735	6,665
	HSBC Holdings plc	3.600%	5/25/23	60,200	62,657
	HSBC Holdings plc	0.976%	5/24/25	10,150	10,028
	HSBC Holdings plc	3.900%	5/25/26	12,085	13,063
	HSBC Holdings plc	1.589%	5/24/27	25,850	25,275
	HSBC Holdings plc	2.251%	11/22/27	49,725	49,796
[2]	HSBC Holdings plc	4.041%	3/13/28	21,805	23,599
[2]	HSBC Holdings plc	4.583%	6/19/29	40,480	45,388
	HSBC Holdings plc	2.206%	8/17/29	53,960	52,833
[2]	HSBC Holdings plc	2.357%	8/18/31	54,320	53,173
	HSBC Holdings plc	2.804%	5/24/32	50,910	50,928
	HSBC Holdings plc	2.871%	11/22/32	52,995	53,165
	HSBC Holdings plc	6.500%	5/2/36	25,000	33,994
	HSBC Holdings plc	6.100%	1/14/42	40,665	58,257
	HSBC Holdings plc	5.250%	3/14/44	13,210	17,164
[7]	HSBC Holdings plc, 3M USD LIBOR + 1.000%	1.160%	5/18/24	26,340	26,575
	HSBC USA Inc.	3.500%	6/23/24	28,025	29,644
	ING Groep NV	3.150%	3/29/22	12,955	13,065
	ING Groep NV	3.950%	3/29/27	44,565	48,776
	ING Groep NV	1.726%	4/1/27	16,075	15,999
	Intercontinental Exchange Inc.	1.850%	9/15/32	9,525	8,973
	Intercontinental Exchange Inc.	2.650%	9/15/40	5,860	5,635
	Intercontinental Exchange Inc.	3.000%	6/15/50	39,540	39,688
[5]	JAB Holdings BV	2.200%	11/23/30	9,385	9,203
[5]	JAB Holdings BV	3.750%	5/28/51	19,275	21,313
[5]	Jackson National Life Global Funding	3.250%	1/30/24	24,070	25,207
[5]	Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	24,411
	JPMorgan Chase & Co.	3.375%	5/1/23	15,450	16,002
	JPMorgan Chase & Co.	3.875%	2/1/24	39,000	41,404
	JPMorgan Chase & Co.	3.900%	7/15/25	13,870	15,000
	JPMorgan Chase & Co.	4.125%	12/15/26	29,835	33,001
22

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	4.250%	10/1/27	13,420	14,994
	JPMorgan Chase & Co.	2.069%	6/1/29	42,085	41,602
[2]	JPMorgan Chase & Co.	4.452%	12/5/29	64,735	73,607
[2]	JPMorgan Chase & Co.	3.702%	5/6/30	16,000	17,393
	JPMorgan Chase & Co.	2.580%	4/22/32	58,675	59,176
[2]	JPMorgan Chase & Co.	3.109%	4/22/41	19,440	20,248
	JPMorgan Chase & Co.	5.600%	7/15/41	96,000	134,679
	JPMorgan Chase & Co.	5.400%	1/6/42	18,035	24,803
	JPMorgan Chase & Co.	3.157%	4/22/42	50,000	52,215
	JPMorgan Chase & Co.	5.625%	8/16/43	16,100	22,329
	JPMorgan Chase & Co.	4.950%	6/1/45	15,000	19,791
[2]	JPMorgan Chase & Co.	3.964%	11/15/48	159,600	189,751
[2]	JPMorgan Chase & Co.	3.109%	4/22/51	19,885	20,876
[5]	Liberty Mutual Group Inc.	4.250%	6/15/23	3,160	3,316
[5]	Liberty Mutual Group Inc.	4.569%	2/1/29	11,170	12,980
[5]	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	38,877
[5]	LSEGA Financing plc	1.375%	4/6/26	56,790	55,935
[5]	LSEGA Financing plc	2.000%	4/6/28	24,615	24,426
[5]	LSEGA Financing plc	2.500%	4/6/31	37,780	38,140
[5]	Macquarie Group Ltd.	4.150%	3/27/24	49,500	51,514
[5]	Macquarie Group Ltd.	1.935%	4/14/28	42,835	42,275
[5]	Macquarie Group Ltd.	2.871%	1/14/33	59,895	60,012
[2]	Manufacturers & Traders Trust Co.	2.900%	2/6/25	24,685	25,993
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	23,405	26,695
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	10,915	15,021
[5]	Massachusetts Mutual Life Insurance Co.	3.200%	12/1/61	30,000	30,384
	MetLife Inc.	3.600%	4/10/24	35,035	37,121
	MetLife Inc.	4.125%	8/13/42	5,565	6,602
	MetLife Inc.	4.875%	11/13/43	17,000	22,396
[5]	Metropolitan Life Global Funding I	2.650%	4/8/22	13,770	13,883
[5]	Metropolitan Life Global Funding I	3.450%	12/18/26	23,660	25,648
[5]	Metropolitan Life Global Funding I	3.000%	9/19/27	21,455	22,787
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	67,980	68,883
[2]	Morgan Stanley	3.875%	4/29/24	97,010	102,975
[2]	Morgan Stanley	3.700%	10/23/24	29,050	30,959
	Morgan Stanley	0.790%	5/30/25	42,545	41,911
[2]	Morgan Stanley	2.720%	7/22/25	53,860	55,612
[2]	Morgan Stanley	4.000%	7/23/25	29,455	31,956
[2]	Morgan Stanley	3.125%	7/27/26	11,435	12,096
[2]	Morgan Stanley	6.250%	8/9/26	20,000	23,962
	Morgan Stanley	3.625%	1/20/27	60,000	64,882
[2]	Morgan Stanley	3.772%	1/24/29	56,905	62,009
[2]	Morgan Stanley	2.699%	1/22/31	74,290	76,358
[2]	Morgan Stanley	1.928%	4/28/32	50,000	47,825
[2]	Morgan Stanley	2.239%	7/21/32	81,175	79,548
[2]	Morgan Stanley	2.511%	10/20/32	32,340	32,415
	Morgan Stanley	2.484%	9/16/36	34,305	33,097
	Morgan Stanley	4.300%	1/27/45	18,360	22,716
	Nasdaq Inc.	3.250%	4/28/50	6,670	6,872
[5]	National Australia Bank Ltd.	2.332%	8/21/30	75,550	72,740
[5]	National Australia Bank Ltd.	2.990%	5/21/31	62,492	62,932
[5]	Nationwide Building Society	3.622%	4/26/23	23,975	24,244
[5]	Nationwide Financial Services Inc.	3.900%	11/30/49	48,905	58,085
[5]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	41,675	48,503
	NatWest Group plc	1.642%	6/14/27	29,040	28,570
[5]	NatWest Markets plc	0.800%	8/12/24	22,050	21,743
[5]	NBK SPC Ltd.	2.750%	5/30/22	56,530	57,019
[5]	NBK SPC Ltd.	1.625%	9/15/27	67,900	66,093
23

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	New York Life Global Funding	2.900%	1/17/24	29,050	30,232
[5]	New York Life Insurance Co.	5.875%	5/15/33	55,395	73,298
[5]	New York Life Insurance Co.	3.750%	5/15/50	9,245	10,667
[5]	New York Life Insurance Co.	4.450%	5/15/69	15,270	19,884
[5]	Nordea Bank Abp	1.500%	9/30/26	65,800	64,734
[5]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	24,134	27,985
[5]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	9,324	10,465
[5]	Pacific Life Global Funding II	1.375%	4/14/26	27,085	27,104
[5]	Penske Truck Leasing Co. LP	3.450%	7/1/24	16,420	17,296
[5]	Penske Truck Leasing Co. LP	2.700%	11/1/24	10,220	10,572
[5]	Penske Truck Leasing Co. LP	3.950%	3/10/25	52,010	55,730
[5]	Penske Truck Leasing Co. LP	4.450%	1/29/26	16,450	18,133
[2]	PNC Bank NA	3.300%	10/30/24	18,195	19,337
[2]	PNC Bank NA	4.200%	11/1/25	16,650	18,380
[2]	PNC Bank NA	3.100%	10/25/27	41,975	45,210
[2]	PNC Bank NA	3.250%	1/22/28	60,465	65,417
	PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	44,223
	PNC Financial Services Group Inc.	2.550%	1/22/30	54,405	55,974
[5]	Principal Life Global Funding II	2.500%	9/16/29	25,000	26,181
	Prudential plc	3.125%	4/14/30	14,640	15,717
	Santander Holdings USA Inc.	3.700%	3/28/22	33,065	33,300
	Santander Holdings USA Inc.	3.400%	1/18/23	20,375	20,894
[5]	Societe Generale SA	3.250%	1/12/22	38,635	38,754
[5]	Standard Chartered plc	1.214%	3/23/25	6,465	6,419
[2]	State Street Corp.	2.653%	5/15/23	30,770	31,059
[5]	Sumitomo Mitsui Trust Bank Ltd.	0.850%	3/25/24	58,195	57,847
[5]	Svenska Handelsbanken AB	1.418%	6/11/27	62,395	61,410
[5]	Teachers Insurance & Annuity Association of America	4.900%	9/15/44	24,830	32,562
[5]	Teachers Insurance & Annuity Association of America	4.270%	5/15/47	42,390	52,017
	Truist Bank	2.625%	1/15/22	16,800	16,832
[2]	Truist Bank	3.300%	5/15/26	12,895	13,763
[2]	Truist Financial Corp.	2.750%	4/1/22	61,300	61,654
[2]	Truist Financial Corp.	2.200%	3/16/23	31,045	31,612
[2]	Truist Financial Corp.	3.700%	6/5/25	49,000	52,945
[2]	Truist Financial Corp.	1.950%	6/5/30	22,005	21,797
[5]	UBS AG	1.250%	6/1/26	36,125	35,531
[5]	UBS Group AG	1.494%	8/10/27	40,005	39,131
[5]	UBS Group AG	3.126%	8/13/30	16,000	16,775
[5]	UBS Group AG	2.095%	2/11/32	23,650	22,900
[5]	UniCredit SpA	1.982%	6/3/27	35,165	34,353
[5]	UniCredit SpA	3.127%	6/3/32	38,145	37,892
[2]	US Bancorp	3.700%	1/30/24	52,500	55,519
	US Bancorp	2.491%	11/3/36	64,150	63,825
[2]	Wells Fargo & Co.	3.500%	3/8/22	10,720	10,809
[2]	Wells Fargo & Co.	3.450%	2/13/23	48,895	50,433
	Wells Fargo & Co.	4.480%	1/16/24	46,156	49,373
[2]	Wells Fargo & Co.	3.750%	1/24/24	50,755	53,518
[2]	Wells Fargo & Co.	0.805%	5/19/25	13,885	13,741
[2]	Wells Fargo & Co.	3.550%	9/29/25	32,170	34,481
	Wells Fargo & Co.	3.000%	4/22/26	39,405	41,379
[2]	Wells Fargo & Co.	3.196%	6/17/27	60,555	64,010
[2]	Wells Fargo & Co.	2.879%	10/30/30	15,000	15,579
[2]	Wells Fargo & Co.	2.572%	2/11/31	76,020	77,133
	Wells Fargo & Co.	5.606%	1/15/44	68,281	92,651
[2]	Wells Fargo & Co.	4.650%	11/4/44	10,315	12,647
[2]	Wells Fargo & Co.	4.900%	11/17/45	19,160	24,451
24

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo & Co.	4.400%	6/14/46	73,300	88,109
[2]	Wells Fargo & Co.	4.750%	12/7/46	23,150	29,135
					10,458,329
Health Care (2.5%)
	AbbVie Inc.	3.450%	3/15/22	18,695	18,761
	AbbVie Inc.	3.800%	3/15/25	15,725	16,821
	AbbVie Inc.	4.050%	11/21/39	20,255	23,194
	AbbVie Inc.	4.850%	6/15/44	18,000	22,751
	AbbVie Inc.	4.450%	5/14/46	29,520	35,850
	AbbVie Inc.	4.250%	11/21/49	18,435	22,221
[2]	AdventHealth Obligated Group	2.795%	11/15/51	30,030	30,521
[2]	Advocate Health & Hospitals Corp.	2.211%	6/15/30	7,210	7,289
[2]	Advocate Health & Hospitals Corp.	3.008%	6/15/50	8,980	9,535
	Aetna Inc.	2.800%	6/15/23	25,660	26,335
[5]	Alcon Finance Corp.	2.750%	9/23/26	5,830	6,041
[5]	Alcon Finance Corp.	2.600%	5/27/30	4,690	4,750
[5]	Alcon Finance Corp.	3.800%	9/23/49	22,830	25,775
	AmerisourceBergen Corp.	0.737%	3/15/23	56,400	56,384
	Amgen Inc.	2.300%	2/25/31	43,075	42,767
	Amgen Inc.	3.150%	2/21/40	29,570	30,272
	Amgen Inc.	5.150%	11/15/41	10,583	13,636
	Amgen Inc.	2.770%	9/1/53	14,741	13,915
	Anthem Inc.	3.300%	1/15/23	42,468	43,700
	Anthem Inc.	3.650%	12/1/27	26,975	29,387
	Anthem Inc.	4.101%	3/1/28	40,910	45,618
	Anthem Inc.	2.550%	3/15/31	35,565	36,257
	Anthem Inc.	4.650%	8/15/44	2,876	3,621
[2]	Ascension Health	2.532%	11/15/29	22,515	23,499
[2]	Ascension Health	4.847%	11/15/53	23,970	35,674
	AstraZeneca plc	4.000%	1/17/29	47,000	53,126
	AstraZeneca plc	6.450%	9/15/37	23,385	34,687
	Banner Health	2.907%	1/1/42	29,965	30,819
[4,5]	Baxter International Inc.	2.272%	12/1/28	27,495	27,651
[5]	Bayer US Finance II LLC	4.250%	12/15/25	46,665	50,850
[5]	Bayer US Finance LLC	3.375%	10/8/24	33,220	34,840
[2]	Beth Israel Lahey Health Inc.	3.080%	7/1/51	13,585	14,025
[2]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	17,085	18,474
[2]	Bon Secours Mercy Health Inc.	2.095%	6/1/31	11,305	11,171
	Boston Scientific Corp.	4.000%	3/1/29	6,810	7,614
	Bristol-Myers Squibb Co.	2.750%	2/15/23	4,553	4,663
	Bristol-Myers Squibb Co.	3.400%	7/26/29	31,020	33,964
	Bristol-Myers Squibb Co.	4.125%	6/15/39	17,720	21,038
	Bristol-Myers Squibb Co.	4.550%	2/20/48	7,347	9,492
	Bristol-Myers Squibb Co.	4.250%	10/26/49	20,963	26,196
	Bristol-Myers Squibb Co.	2.550%	11/13/50	11,865	11,334
[2,4]	Cedars-Sinai Health System	2.288%	8/15/31	43,795	44,272
[2]	Children's Hospital Corp.	2.585%	2/1/50	5,460	5,414
[2]	Cigna Corp.	3.250%	4/15/25	31,655	33,359
	Cigna Corp.	4.375%	10/15/28	18,600	21,103
	CommonSpirit Health	2.950%	11/1/22	13,735	13,997
	CommonSpirit Health	4.200%	8/1/23	9,885	10,387
	CommonSpirit Health	2.760%	10/1/24	29,395	30,456
	CommonSpirit Health	3.347%	10/1/29	36,655	39,102
	CommonSpirit Health	2.782%	10/1/30	21,827	22,430
[2]	CommonSpirit Health	4.350%	11/1/42	27,490	31,593
	CommonSpirit Health	4.187%	10/1/49	54,248	64,720
	CommonSpirit Health	3.910%	10/1/50	5,345	6,151
25

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Cottage Health Obligated Group	3.304%	11/1/49	9,875	10,962
	CVS Health Corp.	4.300%	3/25/28	953	1,073
	CVS Health Corp.	4.875%	7/20/35	6,900	8,440
	CVS Health Corp.	4.125%	4/1/40	11,570	13,270
	CVS Health Corp.	5.125%	7/20/45	31,100	40,838
	Dignity Health	3.812%	11/1/24	20,780	22,191
[5]	EMD Finance LLC	2.950%	3/19/22	23,660	23,660
	Gilead Sciences Inc.	3.700%	4/1/24	26,895	28,327
	Gilead Sciences Inc.	3.500%	2/1/25	22,335	23,671
	Gilead Sciences Inc.	2.600%	10/1/40	20,000	19,130
	Gilead Sciences Inc.	4.500%	2/1/45	9,915	12,212
	Gilead Sciences Inc.	4.150%	3/1/47	14,930	17,690
	Gilead Sciences Inc.	2.800%	10/1/50	48,610	47,267
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	31,740	32,577
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	59,871
[2]	Indiana University Health Inc. Obligated Group	2.852%	11/1/51	12,370	12,751
	Kaiser Foundation Hospitals	3.150%	5/1/27	14,823	15,879
[2]	Kaiser Foundation Hospitals	2.810%	6/1/41	37,455	38,227
	Kaiser Foundation Hospitals	4.875%	4/1/42	14,250	19,105
[2]	Kaiser Foundation Hospitals	3.002%	6/1/51	36,720	38,534
[2]	Mass General Brigham Inc.	3.192%	7/1/49	24,480	26,991
[2]	Mass General Brigham Inc.	3.342%	7/1/60	32,045	36,082
	Medtronic Inc.	3.500%	3/15/25	13,468	14,423
[2]	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	18,985	19,891
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	12,320	15,879
[2]	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	10,630	14,227
	Merck & Co. Inc.	3.400%	3/7/29	49,240	53,910
	Merck & Co. Inc.	4.150%	5/18/43	22,090	26,857
	Merck & Co. Inc.	4.000%	3/7/49	52,385	64,706
[2]	Mercy Health	4.302%	7/1/28	20,339	22,788
	Novartis Capital Corp.	3.400%	5/6/24	16,695	17,666
	Novartis Capital Corp.	4.400%	5/6/44	25,896	33,310
	OhioHealth Corp.	2.297%	11/15/31	26,665	27,071
	OhioHealth Corp.	2.834%	11/15/41	16,515	17,082
	Pfizer Inc.	3.450%	3/15/29	70,335	77,618
	Pfizer Inc.	1.700%	5/28/30	6,065	5,942
	Pfizer Inc.	4.100%	9/15/38	53,995	64,649
	Pfizer Inc.	2.550%	5/28/40	7,535	7,504
	Pfizer Inc.	2.700%	5/28/50	8,330	8,439
[2]	Piedmont Healthcare Inc.	2.044%	1/1/32	8,825	8,616
[2]	Piedmont Healthcare Inc.	2.719%	1/1/42	8,830	8,761
	Piedmont Healthcare Inc.	2.864%	1/1/52	11,725	11,767
[2]	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	17,470	18,134
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	11,805	14,209
[2]	Providence St. Joseph Health Obligated Group	2.700%	10/1/51	39,905	39,144
	Royalty Pharma plc	3.300%	9/2/40	14,550	14,577
	Royalty Pharma plc	3.550%	9/2/50	44,555	44,828
[2]	Rush Obligated Group	3.922%	11/15/29	11,880	13,367
[2]	SSM Health Care Corp.	3.823%	6/1/27	34,910	38,560
[2]	Sutter Health	2.294%	8/15/30	18,345	18,536
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	30,355	29,591
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	18,255	18,485
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	8,965	8,826
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	19,335	18,932
26

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Toledo Hospital	5.750%	11/15/38	18,440	21,774
	UnitedHealth Group Inc.	2.875%	3/15/22	4,696	4,705
	UnitedHealth Group Inc.	3.100%	3/15/26	15,350	16,377
	UnitedHealth Group Inc.	3.850%	6/15/28	34,565	38,676
	UnitedHealth Group Inc.	2.000%	5/15/30	7,515	7,469
	UnitedHealth Group Inc.	4.625%	7/15/35	9,595	11,961
	UnitedHealth Group Inc.	2.750%	5/15/40	8,505	8,561
	UnitedHealth Group Inc.	4.250%	3/15/43	67,400	82,310
	UnitedHealth Group Inc.	4.750%	7/15/45	24,520	32,373
	UnitedHealth Group Inc.	4.200%	1/15/47	8,620	10,600
	UnitedHealth Group Inc.	4.250%	6/15/48	22,215	27,728
	UnitedHealth Group Inc.	4.450%	12/15/48	4,970	6,393
	UnitedHealth Group Inc.	3.700%	8/15/49	23,160	26,800
	UnitedHealth Group Inc.	2.900%	5/15/50	26,720	27,337
	UnitedHealth Group Inc.	3.250%	5/15/51	10,000	10,869
	UnitedHealth Group Inc.	3.875%	8/15/59	4,125	4,987
	UnitedHealth Group Inc.	3.125%	5/15/60	13,830	14,408
	Wyeth LLC	5.950%	4/1/37	25,000	35,494
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	32,467
					3,105,834
Industrials (0.9%)
[5]	Ashtead Capital Inc.	2.450%	8/12/31	17,915	17,561
[5]	BAE Systems Holdings Inc.	3.850%	12/15/25	11,010	11,879
[5]	BAE Systems plc	3.400%	4/15/30	7,335	7,860
	Boeing Co.	1.433%	2/4/24	15,490	15,491
	Boeing Co.	2.700%	2/1/27	17,155	17,497
	Boeing Co.	3.625%	2/1/31	24,800	26,334
	Boeing Co.	8.625%	11/15/31	9,460	13,845
	Boeing Co.	3.950%	8/1/59	16,150	16,851
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,602
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	21,397	21,908
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	20,891	21,877
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	6,000	7,591
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	13,365	16,312
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	2,715	3,310
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	9,950	10,430
[4]	Burlington Northern Santa Fe LLC	2.875%	6/15/52	32,935	33,470
	Canadian National Railway Co.	2.450%	5/1/50	6,870	6,457
[4]	Canadian Pacific Railway Co.	2.450%	12/2/31	8,735	8,843
[4]	Canadian Pacific Railway Co.	3.100%	12/2/51	16,340	16,823
	Carrier Global Corp.	2.722%	2/15/30	15,418	15,735
	Caterpillar Inc.	3.400%	5/15/24	14,200	14,969
[2]	Continental Airlines Pass-Through Trust Class A Series 2007-1	5.983%	4/19/22	4,726	4,796
	CSX Corp.	4.300%	3/1/48	16,150	19,848
	CSX Corp.	3.350%	9/15/49	5,535	5,986
	Deere & Co.	7.125%	3/3/31	17,500	24,694
[5]	ERAC USA Finance LLC	5.625%	3/15/42	21,787	30,176
[2]	Federal Express Corp. 1998 Pass-Through Trust	6.720%	1/15/22	1,226	1,240
	Illinois Tool Works Inc.	3.500%	3/1/24	52,955	55,703
[2]	John Deere Capital Corp.	3.450%	3/13/25	43,145	46,254
[2]	Kansas City Southern	4.950%	8/15/45	16,985	22,357
	Lockheed Martin Corp.	2.900%	3/1/25	10,450	10,986
	Lockheed Martin Corp.	1.850%	6/15/30	1,700	1,683
	Lockheed Martin Corp.	4.500%	5/15/36	8,015	9,878
	Lockheed Martin Corp.	4.700%	5/15/46	14,370	19,002
	Lockheed Martin Corp.	4.090%	9/15/52	5,500	6,874
27

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Otis Worldwide Corp.	2.565%	2/15/30	8,000	8,144
	Parker-Hannifin Corp.	3.250%	6/14/29	9,650	10,272
[2]	Parker-Hannifin Corp.	4.450%	11/21/44	17,735	21,635
	Raytheon Technologies Corp.	4.125%	11/16/28	16,675	18,769
	Raytheon Technologies Corp.	4.450%	11/16/38	9,325	11,398
	Raytheon Technologies Corp.	4.500%	6/1/42	8,727	10,831
	Raytheon Technologies Corp.	3.750%	11/1/46	5,923	6,703
[5]	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	61,400	64,290
[5]	Siemens Financieringsmaatschappij NV	1.700%	3/11/28	20,360	20,111
[5]	Siemens Financieringsmaatschappij NV	2.150%	3/11/31	35,655	35,591
[5]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	34,365	44,438
[2]	Southwest Airlines Co. Pass-Through Trust Series 2007-1	6.150%	8/1/22	3,501	3,558
	Teledyne Technologies Inc.	2.250%	4/1/28	37,435	37,690
	Teledyne Technologies Inc.	2.750%	4/1/31	41,220	42,020
	Union Pacific Corp.	3.700%	3/1/29	17,470	19,387
	Union Pacific Corp.	3.250%	2/5/50	5,565	6,037
	Union Pacific Corp.	3.799%	10/1/51	38,061	44,862
	Union Pacific Corp.	3.839%	3/20/60	29,365	34,837
	Union Pacific Corp.	2.973%	9/16/62	22,015	22,180
	Union Pacific Corp.	3.750%	2/5/70	10,510	12,231
[2]	United Airlines Pass-Through Trust Class B Series 2018-1	4.600%	3/1/26	5,665	5,713
					1,052,819
Materials (0.0%)
	International Paper Co.	4.350%	8/15/48	24,132	30,380
Real Estate (0.5%)
	American Tower Corp.	5.000%	2/15/24	2,770	2,993
	American Tower Corp.	4.400%	2/15/26	7,315	8,019
	American Tower Corp.	3.800%	8/15/29	33,804	36,680
	Boston Properties LP	3.125%	9/1/23	13,275	13,718
	Boston Properties LP	3.800%	2/1/24	1,750	1,835
	Crown Castle International Corp.	3.650%	9/1/27	10,215	10,995
	Crown Castle International Corp.	3.800%	2/15/28	8,435	9,189
	Crown Castle International Corp.	2.100%	4/1/31	71,340	68,230
	CubeSmart LP	2.250%	12/15/28	12,135	12,182
	Equinix Inc.	3.000%	7/15/50	34,420	32,957
	Healthpeak Properties Inc.	2.125%	12/1/28	30,395	30,405
	Healthpeak Properties Inc.	3.000%	1/15/30	31,475	33,132
	Realty Income Corp.	3.400%	1/15/28	5,900	6,343
	Realty Income Corp.	2.200%	6/15/28	24,400	24,620
	Realty Income Corp.	3.250%	1/15/31	12,940	13,904
	Realty Income Corp.	2.850%	12/15/32	16,610	17,334
[5]	SBA Tower Trust	3.448%	3/15/23	23,770	23,963
[5]	SBA Tower Trust	2.836%	1/15/25	25,075	25,906
[5]	SBA Tower Trust	1.884%	1/15/26	8,960	8,996
[5]	SBA Tower Trust	1.631%	11/15/26	19,150	18,798
[5]	SBA Tower Trust	1.840%	4/15/27	54,190	53,830
[5]	SBA Tower Trust	2.593%	10/15/31	51,750	52,419
[5]	Scentre Group Trust 1	4.375%	5/28/30	19,110	22,077
	Simon Property Group LP	3.750%	2/1/24	3,265	3,434
	Simon Property Group LP	3.375%	10/1/24	10,055	10,628
	Simon Property Group LP	2.450%	9/13/29	19,865	20,117
					562,704
Technology (1.6%)
	Apple Inc.	3.000%	2/9/24	22,535	23,488
	Apple Inc.	3.450%	5/6/24	39,950	42,267
28

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Apple Inc.	2.850%	5/11/24	44,990	46,943
	Apple Inc.	3.250%	2/23/26	37,631	40,270
	Apple Inc.	2.450%	8/4/26	43,466	45,293
	Apple Inc.	3.350%	2/9/27	55,925	60,602
	Apple Inc.	3.200%	5/11/27	39,185	42,198
	Apple Inc.	2.900%	9/12/27	55,355	58,849
	Apple Inc.	3.850%	5/4/43	17,000	20,152
	Apple Inc.	4.450%	5/6/44	5,075	6,532
	Apple Inc.	3.850%	8/4/46	36,890	44,085
	Apple Inc.	2.650%	5/11/50	17,660	17,556
	Apple Inc.	2.550%	8/20/60	48,290	45,713
	Broadcom Corp.	3.875%	1/15/27	11,385	12,247
	Broadcom Inc.	4.250%	4/15/26	3,505	3,828
	Broadcom Inc.	4.110%	9/15/28	37,859	41,483
	Broadcom Inc.	4.150%	11/15/30	4,480	4,909
[5]	Broadcom Inc.	2.600%	2/15/33	4,375	4,206
[5]	Broadcom Inc.	3.419%	4/15/33	10,535	10,870
[5]	Broadcom Inc.	3.500%	2/15/41	34,030	33,997
[5]	Broadcom Inc.	3.750%	2/15/51	11,745	12,139
	Cisco Systems Inc.	2.500%	9/20/26	15,676	16,505
	Fidelity National Information Services Inc.	1.650%	3/1/28	8,070	7,799
	Fiserv Inc.	3.200%	7/1/26	23,105	24,391
	Intel Corp.	2.875%	5/11/24	29,395	30,681
	Intel Corp.	4.100%	5/19/46	51,605	62,110
	Intel Corp.	4.100%	5/11/47	21,904	26,380
	Intel Corp.	3.734%	12/8/47	8,096	9,310
	Intel Corp.	3.250%	11/15/49	19,400	20,633
	Intel Corp.	3.050%	8/12/51	43,925	45,518
	International Business Machines Corp.	3.625%	2/12/24	35,000	36,972
	International Business Machines Corp.	3.000%	5/15/24	86,100	90,082
	International Business Machines Corp.	3.300%	5/15/26	155,985	167,137
	International Business Machines Corp.	3.500%	5/15/29	103,700	112,832
	International Business Machines Corp.	5.875%	11/29/32	20,240	26,825
	Microsoft Corp.	3.125%	11/3/25	17,700	18,888
	Microsoft Corp.	3.500%	2/12/35	23,520	27,018
	Microsoft Corp.	3.450%	8/8/36	31,097	35,768
	Microsoft Corp.	2.525%	6/1/50	122,844	121,875
	Microsoft Corp.	2.921%	3/17/52	123,829	131,614
	Oracle Corp.	2.950%	11/15/24	79,830	83,380
	Oracle Corp.	1.650%	3/25/26	17,300	17,212
	Oracle Corp.	3.250%	11/15/27	97,075	102,757
	Oracle Corp.	4.000%	11/15/47	32,175	34,611
	Oracle Corp.	3.950%	3/25/51	12,525	13,481
	Oracle Corp.	3.850%	4/1/60	18,200	18,957
	QUALCOMM Inc.	1.300%	5/20/28	27,474	26,635
	QUALCOMM Inc.	2.150%	5/20/30	29,475	29,815
	QUALCOMM Inc.	1.650%	5/20/32	41,155	39,100
	QUALCOMM Inc.	3.250%	5/20/50	10,605	11,801
					2,007,714
Utilities (2.6%)
[2]	AEP Texas Inc.	4.150%	5/1/49	5,065	5,935
[2]	AEP Texas Inc.	3.450%	1/15/50	16,810	17,766
	Alabama Power Co.	5.700%	2/15/33	15,000	19,579
	Alabama Power Co.	3.750%	3/1/45	24,430	27,721
[2]	Alabama Power Co.	4.300%	7/15/48	28,015	34,743
	Ameren Illinois Co.	3.800%	5/15/28	22,215	24,770
	Ameren Illinois Co.	6.125%	12/15/28	54,000	64,457
29

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ameren Illinois Co.	3.700%	12/1/47	5,045	5,917
	American Water Capital Corp.	2.950%	9/1/27	9,975	10,557
	American Water Capital Corp.	3.750%	9/1/47	1,435	1,640
	American Water Capital Corp.	4.200%	9/1/48	30,403	37,291
	American Water Capital Corp.	4.150%	6/1/49	850	1,022
	American Water Capital Corp.	3.450%	5/1/50	2,280	2,495
	Arizona Public Service Co.	3.350%	5/15/50	11,220	11,931
	Baltimore Gas & Electric Co.	2.900%	6/15/50	6,549	6,676
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	41,185	56,289
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	830	1,137
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,715	14,064
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	15,865	19,552
[5]	Boston Gas Co.	3.150%	8/1/27	5,385	5,624
[5]	Boston Gas Co.	3.001%	8/1/29	5,970	6,176
[5]	Brooklyn Union Gas Co.	3.407%	3/10/26	2,685	2,840
[5]	Brooklyn Union Gas Co.	4.273%	3/15/48	61,265	72,054
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	8,068	8,947
	Cleco Corporate Holdings LLC	3.375%	9/15/29	9,180	9,451
	Commonwealth Edison Co.	4.350%	11/15/45	13,610	16,890
	Commonwealth Edison Co.	3.650%	6/15/46	6,365	7,348
	Commonwealth Edison Co.	4.000%	3/1/48	17,455	20,914
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	36,735	44,518
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,729	3,058
[2]	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	1,690	1,972
[4]	Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	22,155	22,500
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	66,625	84,568
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	22,530	28,360
	Delmarva Power & Light Co.	3.500%	11/15/23	11,816	12,356
[5]	Dominion Energy Inc.	2.450%	1/15/23	111,320	113,429
[2]	Dominion Energy Inc.	5.250%	8/1/33	5,706	7,046
[2]	Dominion Energy Inc.	4.600%	3/15/49	27,385	35,070
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	4,886	6,688
	Dominion Energy South Carolina Inc.	5.800%	1/15/33	9,000	11,579
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	1,438	1,849
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	44,155	62,852
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	2,945	4,034
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	7,251	9,060
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	29,850	44,415
	Duke Energy Carolinas LLC	6.050%	4/15/38	4,000	5,606
	Duke Energy Carolinas LLC	3.700%	12/1/47	17,085	19,260
	Duke Energy Corp.	2.650%	9/1/26	11,775	12,214
	Duke Energy Corp.	3.400%	6/15/29	12,030	12,871
	Duke Energy Corp.	3.300%	6/15/41	31,380	31,996
	Duke Energy Corp.	4.800%	12/15/45	44,700	56,210
	Duke Energy Corp.	3.750%	9/1/46	9,940	10,730
	Duke Energy Corp.	3.500%	6/15/51	34,035	35,562
	Duke Energy Florida LLC	6.350%	9/15/37	8,000	11,601
	Duke Energy Florida LLC	6.400%	6/15/38	27,055	39,411
	Duke Energy Progress LLC	6.300%	4/1/38	14,705	20,982
	Duke Energy Progress LLC	4.100%	3/15/43	615	724
	Duke Energy Progress LLC	4.200%	8/15/45	40,400	48,949
[2]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/37	34,870	35,346
[5]	East Ohio Gas Co.	2.000%	6/15/30	8,960	8,784
[5]	East Ohio Gas Co.	3.000%	6/15/50	13,050	13,178
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	21,445	22,378
	Emera US Finance LP	3.550%	6/15/26	34,050	36,416
	Entergy Louisiana LLC	3.120%	9/1/27	14,935	15,871
30

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Evergy Inc.	2.450%	9/15/24	10,420	10,705
	Evergy Kansas Central Inc.	3.250%	9/1/49	9,000	9,646
[2]	Evergy Metro Inc.	2.250%	6/1/30	5,680	5,700
	Evergy Metro Inc.	4.200%	3/15/48	3,419	4,197
[2]	Eversource Energy	2.900%	10/1/24	17,450	18,159
[2]	Eversource Energy	3.150%	1/15/25	5,025	5,279
[2]	Eversource Energy	3.300%	1/15/28	14,410	15,463
	Florida Power & Light Co.	5.650%	2/1/35	50,000	66,622
	Florida Power & Light Co.	4.950%	6/1/35	10,000	12,906
	Florida Power & Light Co.	5.650%	2/1/37	5,000	6,810
	Florida Power & Light Co.	5.950%	2/1/38	39,215	55,560
	Florida Power & Light Co.	5.690%	3/1/40	4,000	5,732
	Florida Power & Light Co.	3.700%	12/1/47	17,370	20,344
	Fortis Inc.	3.055%	10/4/26	28,565	29,858
	Georgia Power Co.	5.400%	6/1/40	6,665	8,367
[2]	Georgia Power Co.	4.750%	9/1/40	34,703	41,039
	Georgia Power Co.	4.300%	3/15/42	9,934	11,394
	Indiana Michigan Power Co.	4.250%	8/15/48	14,980	18,585
[5]	KeySpan Gas East Corp.	2.742%	8/15/26	25,345	26,081
[5]	Massachusetts Electric Co.	5.900%	11/15/39	21,565	29,133
[5]	Metropolitan Edison Co.	4.300%	1/15/29	6,572	7,371
	MidAmerican Energy Co.	4.400%	10/15/44	1,050	1,307
	MidAmerican Energy Co.	4.250%	5/1/46	5,485	6,884
	MidAmerican Energy Co.	4.250%	7/15/49	11,545	14,485
	MidAmerican Energy Co.	3.150%	4/15/50	45,450	48,798
[5]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	3,170	3,511
[5]	Monongahela Power Co.	5.400%	12/15/43	4,570	5,980
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,255	15,864
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	40,345	42,185
[2]	Nevada Power Co.	3.125%	8/1/50	17,790	18,770
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	9,260	9,800
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,275	34,835
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	27,465	27,143
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	14,165	15,359
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	40,110	39,941
[5]	Niagara Mohawk Power Corp.	4.278%	12/15/28	35,970	40,084
[5]	Niagara Mohawk Power Corp.	3.025%	6/27/50	14,840	14,527
	NiSource Inc.	5.250%	2/15/43	14,588	19,147
	NiSource Inc.	4.800%	2/15/44	10,370	12,886
	Northern States Power Co.	6.250%	6/1/36	50,000	71,977
[5]	Oglethorpe Power Corp.	6.191%	1/1/31	36,565	45,294
	Oglethorpe Power Corp.	5.950%	11/1/39	6,075	8,151
	Oglethorpe Power Corp.	4.550%	6/1/44	1,825	2,119
	Oglethorpe Power Corp.	4.250%	4/1/46	19,060	20,845
	Oglethorpe Power Corp.	5.050%	10/1/48	5,640	7,150
	Oglethorpe Power Corp.	5.250%	9/1/50	17,220	22,579
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	2,675	3,371
[5]	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	21,180	21,028
	PacifiCorp	2.950%	6/1/23	29,675	30,504
	PacifiCorp	2.700%	9/15/30	5,025	5,230
	PacifiCorp	5.900%	8/15/34	12,500	16,490
	PacifiCorp	6.250%	10/15/37	36,635	51,889
	PacifiCorp	4.125%	1/15/49	3,611	4,339
	PacifiCorp	4.150%	2/15/50	11,625	13,938
	PacifiCorp	3.300%	3/15/51	11,806	12,537
[2]	PG&E Energy Recovery Funding LLC	2.280%	1/15/36	3,775	3,764
31

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	PG&E Energy Recovery Funding LLC	2.822%	7/15/46	16,989	17,107
	Potomac Electric Power Co.	3.050%	4/1/22	3,765	3,797
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	36,625
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,272
[2]	San Diego Gas & Electric Co.	3.750%	6/1/47	5,390	6,212
	San Diego Gas & Electric Co.	4.150%	5/15/48	5,940	7,272
[2]	SCE Recovery Funding LLC	0.861%	11/15/31	9,867	9,439
[2]	SCE Recovery Funding LLC	1.942%	5/15/38	3,655	3,511
[2]	SCE Recovery Funding LLC	2.510%	11/15/43	3,310	3,214
	Sempra Energy	2.875%	10/1/22	27,530	27,944
	Sempra Energy	3.250%	6/15/27	80,765	85,594
	Sempra Energy	6.000%	10/15/39	14,800	20,565
[2]	Sierra Pacific Power Co.	3.375%	8/15/23	34,040	35,312
	Sierra Pacific Power Co.	2.600%	5/1/26	7,857	8,195
[2]	Southern California Edison Co.	2.400%	2/1/22	4,295	4,302
[2]	Southern California Edison Co.	3.700%	8/1/25	3,315	3,553
	Southern California Edison Co.	6.000%	1/15/34	7,695	10,110
[2]	Southern California Edison Co.	5.550%	1/15/37	50,475	63,183
[2]	Southern California Edison Co.	5.950%	2/1/38	40,000	52,357
	Southern California Edison Co.	6.050%	3/15/39	1,980	2,648
	Southern California Edison Co.	4.000%	4/1/47	6,530	7,291
[2]	Southern California Edison Co.	4.125%	3/1/48	11,495	13,058
	Southern California Edison Co.	3.650%	2/1/50	5,405	5,806
	Southern Co.	3.250%	7/1/26	30,885	32,690
	Southern Co.	4.400%	7/1/46	41,137	48,700
	Southwest Gas Corp.	2.200%	6/15/30	6,310	6,232
	Southwestern Electric Power Co.	6.200%	3/15/40	9,800	13,866
	Southwestern Public Service Co.	3.700%	8/15/47	3,756	4,321
	Union Electric Co.	4.000%	4/1/48	14,316	17,385
[2]	Virginia Electric & Power Co.	2.750%	3/15/23	34,540	35,206
[2]	Virginia Electric & Power Co.	3.500%	3/15/27	16,025	17,348
[2]	Virginia Electric & Power Co.	6.000%	5/15/37	1,740	2,408
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	22,908
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	55,279
					3,254,601
Total Corporate Bonds (Cost $23,945,992)					25,876,940
Sovereign Bonds (1.0%)
[2,5]	Bermuda	2.375%	8/20/30	17,415	17,229
[2,5]	Bermuda	3.375%	8/20/50	6,835	6,767
[2,5]	Corp. Nacional del Cobre de Chile	3.700%	1/30/50	20,705	21,019
[2,5]	Electricite de France SA	4.875%	9/21/38	69,680	86,078
[2,5]	Electricite de France SA	4.950%	10/13/45	15,100	19,517
	Equinor ASA	2.450%	1/17/23	15,017	15,316
	Equinor ASA	2.650%	1/15/24	14,000	14,478
	Equinor ASA	3.700%	3/1/24	25,320	26,836
	Equinor ASA	3.250%	11/10/24	25,200	26,673
	Equinor ASA	2.875%	4/6/25	4,775	5,009
	Equinor ASA	3.125%	4/6/30	80,155	86,232
	Equinor ASA	2.375%	5/22/30	7,585	7,731
[2]	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	53,547
[2,5]	Kingdom of Saudi Arabia	2.875%	3/4/23	30,195	30,979
[2,5]	NBN Co. Ltd.	1.625%	1/8/27	26,265	25,906
[2,5]	NBN Co. Ltd.	2.625%	5/5/31	12,993	13,171
[2,5]	NBN Co. Ltd.	2.500%	1/8/32	62,667	62,658
[2,5]	Qatar Energy	2.250%	7/12/31	31,765	31,228
32

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,5]	Qatar Energy	3.125%	7/12/41	23,200	23,329
[2]	Republic of Chile	2.550%	1/27/32	35,135	35,002
[2]	Republic of Chile	2.550%	7/27/33	44,260	43,450
	Republic of Chile	3.500%	4/15/53	25,155	25,980
[2]	Republic of Chile	3.100%	1/22/61	13,390	12,511
[2]	Republic of Colombia	4.000%	2/26/24	30,240	31,210
[2]	Republic of Panama	2.252%	9/29/32	51,385	47,920
	Republic of Panama	4.500%	4/1/56	2,450	2,618
[2]	Republic of Panama	3.870%	7/23/60	44,660	43,155
[2,5]	Saudi Arabian Oil Co.	3.500%	4/16/29	28,670	30,506
[2,5]	State Grid Overseas Investment BVI Ltd.	2.750%	5/4/22	62,480	62,970
[2,5]	State Grid Overseas Investment BVI Ltd.	3.500%	5/4/27	28,630	31,077
[2,5]	State of Kuwait	2.750%	3/20/22	4,255	4,282
[2,5]	State of Qatar	3.875%	4/23/23	56,160	58,526
[2,5]	State of Qatar	3.375%	3/14/24	3,360	3,527
[2,5]	State of Qatar	4.400%	4/16/50	14,035	17,215
[2,5]	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	46,035
[2,5]	Temasek Financial I Ltd.	3.625%	8/1/28	36,800	41,373
[2,5]	Temasek Financial I Ltd.	2.375%	8/2/41	46,170	46,046
[2,5]	Temasek Financial I Ltd.	2.250%	4/6/51	39,210	38,007
[2,5]	Temasek Financial I Ltd.	2.500%	10/6/70	22,880	22,373
Total Sovereign Bonds (Cost $1,163,334)					1,217,486
Taxable Municipal Bonds (1.6%)
	Alabama Federal Aid Highway Finance Authority Special Obligation Revenue	2.650%	9/1/37	4,935	4,976
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	2.574%	4/1/31	14,455	15,233
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	1,965	3,299
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	7.043%	4/1/50	26,165	47,602
	Broward County FL Airport System Revenue	3.477%	10/1/43	10,370	11,112
	California GO	7.350%	11/1/39	56,970	91,469
	California State University Systemwide Revenue	2.719%	11/1/52	12,090	12,421
	California State University Systemwide Revenue	2.939%	11/1/52	15,225	15,627
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	3,205	4,910
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	33,870	48,710
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	57,835	83,249
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	2,260	3,172
	City of Riverside CA Pension Obligation Bonds	3.857%	6/1/45	8,775	9,622
	Dallas/Fort Worth International Airport Revenue	3.089%	11/1/40	7,405	7,689
	Dallas-Fort Worth TX International Airport Revenue	2.843%	11/1/46	18,860	19,200
	Florida State Board of Administration Finance Corp. Revenue	1.705%	7/1/27	29,555	29,629
	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	4.094%	1/15/49	5,345	5,791
33

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	3.924%	1/15/53	39,440	42,537
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	62,624	97,423
	Georgia Water & Wastewater Revenue	2.257%	11/1/35	1,230	1,250
	Golden State Tobacco Securitization Corp. California Revenue	2.746%	6/1/34	2,430	2,504
	Golden State Tobacco Securitization Corp. California Revenue	3.293%	6/1/42	4,645	4,786
	Golden State Tobacco Securitization Corp. California Revenue	3.000%	6/1/46	11,430	11,767
	Grand Parkway Transportation Corp. Texas System Toll Revenue	5.184%	10/1/42	5,645	7,776
	Grand Parkway Transportation Corp. Texas System Toll Revenue	3.236%	10/1/52	28,900	30,214
	Great Lakes Michigan Water Authority Sewage Disposal System Revenue	3.056%	7/1/39	8,495	9,079
	Houston TX GO	6.290%	3/1/32	15,875	20,164
	Illinois GO	5.100%	6/1/33	126,980	148,462
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	40,945
	Jobs Ohio Beverage System Statewide Liquor Profits Revenue	2.833%	1/1/38	5,480	5,808
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	7,745	10,476
[9]	Kansas Development Finance Authority Revenue	2.774%	5/1/51	15,140	15,482
[8]	Kansas Development Finance Authority Revenue (Employees Retirement System)	5.501%	5/1/34	50,000	63,029
	Louisville & Jefferson County KY Metropolitan Sewer District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	28,737
	Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	18,985	26,738
	Massachusetts GO	2.514%	7/1/41	8,175	8,254
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	1.753%	8/15/30	27,675	27,516
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	22,105	30,840
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	16,745	17,980
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	2.950%	5/15/43	21,350	22,025
	Michigan Finance Authority Revenue (Trinity Health Credit Group)	3.084%	12/1/34	11,320	12,208
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	30,285	49,856
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.200%	11/15/26	2,195	2,497
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.814%	11/15/40	27,295	39,399
	New York Metropolitan Transportation Authority Revenue (Climate Bond Certified)	5.175%	11/15/49	23,665	32,949
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	17,586
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,085	22,614
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	21,260	22,876
34

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.190%	2/15/43	12,095	13,039
	New York State Thruway Authority General Revenue	2.900%	1/1/35	16,730	17,896
	New York State Thruway Authority General Revenue	3.500%	1/1/42	9,430	10,014
	New York State Urban Development Corp. Revenue (Personal Income Tax)	2.100%	3/15/22	28,840	29,000
	North Texas Tollway Authority System Revenue	3.011%	1/1/43	9,145	9,420
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	11,035	18,952
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	25,930	35,393
[9]	Oregon GO	3.424%	3/1/60	28,000	29,374
[8]	Oregon School Boards Association GO	5.528%	6/30/28	50,000	57,729
[10]	Philadelphia PA Authority for Industrial Development Revenue	6.550%	10/15/28	66,810	85,284
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,600	2,969
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	44,055	60,338
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	21,985	31,275
	Riverside County CA Pension Obligation Bonds	3.818%	2/15/38	9,585	10,876
	Rutgers State University New Jersey Revenue	3.270%	5/1/43	11,960	12,946
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	20,690	27,430
	San Antonio TX Electric & Gas Systems Revenue	2.905%	2/1/48	8,220	8,465
	Texas Transportation Commission GO	2.562%	4/1/42	7,310	7,410
	Texas Transportation Commission State Highway Revenue	4.000%	10/1/33	12,640	15,246
	University of California Regents Medical Center Pooled Revenue	6.548%	5/15/48	10,400	16,533
	University of California Regents Medical Center Pooled Revenue	6.583%	5/15/49	15,150	23,975
	University of California Regents Medical Center Pooled Revenue	3.006%	5/15/50	15,445	16,328
	University of California Regents Medical Center Pooled Revenue	3.256%	5/15/60	26,520	29,640
	University of California Revenue	1.316%	5/15/27	13,075	12,975
	University of California Revenue	1.614%	5/15/30	16,140	15,759
	University of California Revenue	4.601%	5/15/31	21,975	25,734
	University of California Revenue	4.765%	5/15/44	5,980	6,411
	University of California Revenue	3.931%	5/15/45	22,370	25,814
	Utility Debt Securitization Authority NY Restructuring Bonds	3.435%	12/15/25	7,129	7,288
Total Taxable Municipal Bonds (Cost $1,657,023)					1,951,001
				Shares
Temporary Cash Investments (0.6%)
Money Market Fund (0.0%)
[11]	Vanguard Market Liquidity Fund	0.077%		1,437	144
35

Wellington Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Repurchase Agreements (0.1%)
Bank of America Securities, LLC (Dated 11/30/21, Repurchase Value $9,400,000, collateralized by U.S. Treasury Note/Bond 2.375%, 4/30/26, with a value of $9,588,000)	0.050%	12/1/21	9,400	9,400
Citigroup Global Markets Inc. (Dated 11/30/21, Repurchase Value $800,000, collateralized by U.S. Treasury Bill 0.000%, 12/2/21–12/9/21, and U.S. Treasury Note/Bond 1.875%, 7/31/26, with a value of $816,000)	0.050%	12/1/21	800	800
Credit Agricole Securities (USA) Inc. (Dated 11/30/21, Repurchase Value $7,200,000, collateralized by Treasury Inflation Indexed Note/Bond 3.625%, 4/15/28, with a value of $7,344,000)	0.050%	12/1/21	7,200	7,200
Deutsche Bank Securities, Inc. (Dated 11/30/21, Repurchase Value $67,000,000, collateralized by U.S. Treasury Note/Bond 1.625%, 5/15/31, with a value of $68,340,000)	0.050%	12/1/21	67,000	67,000
HSBC Bank USA (Dated 11/30/21, Repurchase Value $13,300,000, collateralized by U.S. Treasury Note/Bond 2.000%, 10/31/22, with a value of $13,566,000)	0.045%	12/1/21	13,300	13,300
HSBC Bank USA (Dated 11/30/21, Repurchase Value $300,000, collateralized by Fannie Mae 4.690%, 2/1/49, with a value of $306,000)	0.050%	12/1/21	300	300
Nomura International plc (Dated 11/30/21, Repurchase Value $64,200,000, collateralized by U.S. Treasury Note/Bond 0.625%–3.125%, 3/31/27–2/15/45, with a value of $65,484,000)	0.050%	12/1/21	64,200	64,200
RBC Capital Markets LLC (Dated 11/30/21, Repurchase Value $2,700,000, collateralized by Fannie Mae 3.000%, 11/1/50–1/1/60, and Freddie Mac 3.000%–3.500%, 7/1/51–7/2/51, with a value of $2,754,000)	0.050%	12/1/21	2,700	2,700
TD Securities (USA) LLC (Dated 11/30/21, Repurchase Value $200,000, collateralized by Ginnie Mae 4.000%, 12/20/43, with a value of $204,000)	0.050%	12/1/21	200	200
				165,100
U.S. Government and Agency Obligations (0.5%)
United States Treasury Bill	0.054%	1/6/22	200,000	199,990
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Wellington Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Bill	0.040%	1/11/22	300,000	299,986
United States Treasury Bill	0.041%	1/25/22	120,000	119,992
				619,968
Total Temporary Cash Investments (Cost $785,210)				785,212
Total Investments (100.0%) (Cost $84,348,198)				123,857,677
Other Assets and Liabilities—Net (0.0%)				(2,158)
Net Assets (100%)				123,855,519
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Securities with a value of $12,004,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2021.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2021, the aggregate value was $8,264,445,000, representing 6.7% of net assets.
6	Security value determined using significant unobservable inputs.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
9	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
10	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
11	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. Dollar.
37

Wellington Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2022	1,640	358,724	740
5-Year U.S. Treasury Note	March 2022	4,019	487,900	2,534
10-Year U.S. Treasury Note	March 2022	2,027	265,157	3,640
Ultra 10-Year U.S. Treasury Note	March 2022	1,779	261,319	4,542
				11,456
See accompanying Notes, which are an integral part of the Financial Statements.
38

Wellington Fund
Statement of Assets and Liabilities
As of November 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $84,348,056)	123,857,533
Affiliated Issuers (Cost $142)	144
Total Investments in Securities	123,857,677
Investment in Vanguard	4,083
Cash	6,831
Foreign Currency, at Value (Cost $1,666)	1,625
Receivables for Investment Securities Sold	128,735
Receivables for Accrued Income	384,213
Receivables for Capital Shares Issued	43,247
Variation Margin Receivable—Futures Contracts	3,540
Total Assets	124,429,951
Liabilities
Payables for Investment Securities Purchased	506,432
Payables for Capital Shares Redeemed	44,816
Payables to Investment Advisor	17,502
Payables to Vanguard	5,682
Total Liabilities	574,432
Net Assets	123,855,519
39

Wellington Fund
Statement of Assets and Liabilities (continued)
At November 30, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	75,789,169
Total Distributable Earnings (Loss)	48,066,350
Net Assets	123,855,519

Investor Shares—Net Assets
Applicable to 308,449,581 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,469,062
Net Asset Value Per Share—Investor Shares	$50.15

Admiral Shares—Net Assets
Applicable to 1,251,461,132 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	108,386,457
Net Asset Value Per Share—Admiral Shares	$86.61
See accompanying Notes, which are an integral part of the Financial Statements.
40

Wellington Fund
Statement of Operations

Year Ended November 30, 2021
($000)
Investment Income
Income
Dividends[1]	1,294,697
Interest[2]	998,689
Securities Lending—Net	1,027
Total Income	2,294,413
Expenses
Investment Advisory Fees—Note B
Basic Fee	91,034
Performance Adjustment	(20,833)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	27,493
Management and Administrative—Admiral Shares	99,271
Marketing and Distribution—Investor Shares	871
Marketing and Distribution—Admiral Shares	2,371
Custodian Fees	452
Auditing Fees	35
Shareholders’ Reports—Investor Shares	491
Shareholders’ Reports—Admiral Shares	429
Trustees’ Fees and Expenses	77
Total Expenses	201,691
Net Investment Income	2,092,722
Realized Net Gain (Loss)
Investment Securities Sold[2]	8,498,291
Futures Contracts	14,406
Forward Currency Contracts	4,713
Foreign Currencies	(3,178)
Realized Net Gain (Loss)	8,514,232
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	7,977,032
Futures Contracts	12,609
Foreign Currencies	1,338
Change in Unrealized Appreciation (Depreciation)	7,990,979
Net Increase (Decrease) in Net Assets Resulting from Operations	18,597,933
1	Dividends are net of foreign withholding taxes of $38,674,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, ($45,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
41

Wellington Fund
Statement of Changes in Net Assets

	Year Ended November 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,092,722	2,487,549
Realized Net Gain (Loss)	8,514,232	6,632,872
Change in Unrealized Appreciation (Depreciation)	7,990,979	1,219,484
Net Increase (Decrease) in Net Assets Resulting from Operations	18,597,933	10,339,905
Distributions
Investor Shares	(1,149,407)	(738,980)
Admiral Shares	(7,140,083)	(4,196,596)
Total Distributions	(8,289,490)	(4,935,576)
Capital Share Transactions
Investor Shares	(1,554,501)	(2,344,969)
Admiral Shares	3,457,185	(2,092,620)
Net Increase (Decrease) from Capital Share Transactions	1,902,684	(4,437,589)
Total Increase (Decrease)	12,211,127	966,740
Net Assets
Beginning of Period	111,644,392	110,677,652
End of Period	123,855,519	111,644,392
See accompanying Notes, which are an integral part of the Financial Statements.
42

Wellington Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$46.10	$43.72	$41.86	$43.45	$39.23
Investment Operations
Net Investment Income[1]	.811	.966	1.098	1.083	1.021
Net Realized and Unrealized Gain (Loss) on Investments	6.638	3.345	4.269	.100	4.965
Total from Investment Operations	7.449	4.311	5.367	1.183	5.986
Distributions
Dividends from Net Investment Income	(.818)	(1.004)	(1.099)	(1.086)	(1.030)
Distributions from Realized Capital Gains	(2.581)	(.927)	(2.408)	(1.687)	(.736)
Total Distributions	(3.399)	(1.931)	(3.507)	(2.773)	(1.766)
Net Asset Value, End of Period	$50.15	$46.10	$43.72	$41.86	$43.45
Total Return[2]	17.16%	10.41%	14.22%	2.80%	15.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,469	$15,635	$17,209	$16,438	$18,422
Ratio of Total Expenses to Average Net Assets[3]	0.24%	0.24%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.70%	2.28%	2.70%	2.58%	2.50%
Portfolio Turnover Rate[4]	35%	51%	28%	34%	30%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), (0.00%), (0.01%), and (0.01%).
4	Includes 2%, 3%, 1%, 2%, and 4%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
43

Wellington Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$79.62	$75.51	$72.29	$75.04	$67.75
Investment Operations
Net Investment Income[1]	1.464	1.720	1.954	1.929	1.824
Net Realized and Unrealized Gain (Loss) on Investments	11.461	5.784	7.379	.172	8.572
Total from Investment Operations	12.925	7.504	9.333	2.101	10.396
Distributions
Dividends from Net Investment Income	(1.477)	(1.794)	(1.955)	(1.936)	(1.836)
Distributions from Realized Capital Gains	(4.458)	(1.600)	(4.158)	(2.915)	(1.270)
Total Distributions	(5.935)	(3.394)	(6.113)	(4.851)	(3.106)
Net Asset Value, End of Period	$86.61	$79.62	$75.51	$72.29	$75.04
Total Return[2]	17.25%	10.50%	14.33%	2.88%	15.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$108,386	$96,009	$93,469	$86,207	$87,136
Ratio of Total Expenses to Average Net Assets[3]	0.16%	0.16%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	1.77%	2.35%	2.78%	2.66%	2.58%
Portfolio Turnover Rate[4]	35%	51%	28%	34%	30%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), (0.00%), (0.01%), and (0.01%).
4	Includes 2%, 3%, 1%, 2%, and 4%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
44

Wellington Fund
Notes to Financial Statements
Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between
45

Wellington Fund
changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
46

Wellington Fund
During the year ended November 30, 2021, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at November 30, 2021.
5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any
47

Wellington Fund
repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
11. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds
48

Wellington Fund
effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended November 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
12. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon applicable net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Capital U.S. Credit A or Better Bond Index for the preceding three years. For the year ended November 30, 2021, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a net decrease of $20,833,000 (0.02%) based on performance.
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Wellington Fund
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2021, the fund had contributed to Vanguard capital in the amount of $4,083,000, representing less than 0.01% of the fund’s net assets and 1.63% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of November 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	75,778,046	5,933,419	—	81,711,465
U.S. Government and Agency Obligations	—	10,448,596	—	10,448,596
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,847,405	19,572	1,866,977
Corporate Bonds	—	25,876,940	—	25,876,940
Sovereign Bonds	—	1,217,486	—	1,217,486
Taxable Municipal Bonds	—	1,951,001	—	1,951,001
Temporary Cash Investments	144	785,068	—	785,212
Total	75,778,190	48,059,915	19,572	123,857,677

Derivative Financial Instruments
Assets
Futures Contracts[1]	11,456	—	—	11,456
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Wellington Fund
E.  Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended November 30, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	14,406	—	14,406
Forward Currency Contracts	—	4,713	4,713
Realized Net Gain (Loss) on Derivatives	14,406	4,713	19,119

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	12,609	—	12,609
Forward Currency Contracts	—	—	—
Change in Unrealized Appreciation (Depreciation) on Derivatives	12,609	—	12,609
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	360,235
Total Distributable Earnings (Loss)	(360,235)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,091,360
Undistributed Long-Term Gains	6,482,888
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	39,492,102
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Wellington Fund
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	2,502,914	2,598,283
Long-Term Capital Gains	5,786,576	2,337,293
Total	8,289,490	4,935,576
*	Includes short-term capital gains, if any.
As of November 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	84,369,401
Gross Unrealized Appreciation	40,475,451
Gross Unrealized Depreciation	(987,175)
Net Unrealized Appreciation (Depreciation)	39,488,276
G.  During the year ended November 30, 2021, the fund purchased $23,705,187,000 of investment securities and sold $29,820,197,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $17,032,527,000 and $12,379,260,000, respectively.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2021, such purchases were $0 and sales were $115,582,000, resulting in net realized gain of $7,609,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.  Capital share transactions for each class of shares were:
	Year Ended November 30,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	1,621,764	34,004	1,570,553	37,036
Issued in Lieu of Cash Distributions	1,097,976	24,568	705,545	16,986
Redeemed	(4,274,241)	(89,265)	(4,621,067)	(108,454)
Net Increase (Decrease)—Investor Shares	(1,554,501)	(30,693)	(2,344,969)	(54,432)
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Wellington Fund
	Year Ended November 30,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	8,286,366	100,452	7,817,857	105,629
Issued in Lieu of Cash Distributions	6,612,568	85,613	3,891,977	54,268
Redeemed	(11,441,749)	(140,499)	(13,802,454)	(191,768)
Net Increase (Decrease)—Admiral Shares	3,457,185	45,566	(2,092,620)	(31,871)
I.  Management has determined that no events or transactions occurred subsequent to November 30, 2021, that would require recognition or disclosure in these financial statements.
53

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees and Shareholders of Vanguard Wellington Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Vanguard Wellington Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the "Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the five years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for Vanguard Wellington Fund
This information for the fiscal year ended November 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $6,072,630,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.
The fund distributed $1,320,226,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $31,429,000 of qualified business income to shareholders during the fiscal year.
For corporate shareholders, 25.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
55

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The portfolio managers leverage tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the fund, the portfolio managers employ bottom-up, fundamental research focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the fund, the portfolio managers focus on investment-grade corporate bonds. The firm has advised the fund since its inception in 1929.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
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Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
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"Bloomberg®" and Bloomberg U.S. Credit A or Better Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Wellington Fund or any member of the public regarding the advisability of investing in securities generally or in the Wellington Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Credit A or Better Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Wellington Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Wellington Fund into consideration in determining, composing or calculating the Bloomberg U.S. Credit A or Better Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellington Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Wellington Fund customers, in connection with the administration, marketing or trading of the Wellington Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE WELLINGTON FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE WELLINGTON FUND OR BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

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Q210 012022

Annual Report   |   November 30, 2021
Vanguard U.S. Factor ETFs
Vanguard U.S. Liquidity Factor ETF
Vanguard U.S. Minimum Volatility ETF
Vanguard U.S. Momentum Factor ETF
Vanguard U.S. Multifactor ETF
Vanguard U.S. Quality Factor ETF
Vanguard U.S. Value Factor ETF

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	4
U.S. Liquidity Factor ETF	6
U.S. Minimum Volatility ETF	25
U.S. Momentum Factor ETF	37
U.S. Multifactor ETF	56
U.S. Quality Factor ETF	73
U.S. Value Factor ETF	92
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard’s six U.S. Factor ETFs posted returns ranging from about 17% to nearly 38% (based on net asset value) for the 12 months ended November 30, 2021. Three of the six ETFs beat the 26.34% return of their benchmark, the Russell 3000 Index.
•	The U.S. Factor ETFs seek to provide long-term capital appreciation by investing in stocks that have lower or higher measures of certain factors relative to the broad U.S. equity market.
•	Vanguard U.S. Value ETF performed best among the group, returning 37.51% based on net asset value.
•	Vanguard U.S. Minimum Volatility ETF produced the lowest returns, at 17.22% based on net asset value. Performance was held back as defensive sectors favored by this strategy underperformed as the market recovered over the past 12 months.
•	All six ETFs regularly use derivatives to hedge portfolio risks. On balance, the ETFs’ holdings in equity index futures contracts contributed to performance.
Market Barometer
	Average Annual Total Returns Periods Ended November 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.67%	20.65%	17.93%
Russell 2000 Index (Small-caps)	22.03	14.22	12.14
Russell 3000 Index (Broad U.S. market)	26.34	20.20	17.51
FTSE All-World ex US Index (International)	9.63	10.38	9.56
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.15%	5.52%	3.65%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.97	5.09	4.38
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.02	1.12
CPI
Consumer Price Index	6.81%	3.32%	2.86%

Advisor’s Report
For the 12 months ended November 30, 2021, Vanguard’s six U.S. Factor ETFs posted returns (based on net asset value) ranging from about 17% for the U.S. Minimum Volatility ETF to nearly 38% for the U.S. Value Factor ETF. Three of the six ETFs outperformed their benchmark, the Russell 3000 Index, which returned approximately 26%.
The objective of each U.S. Factor ETF is to create a portfolio that has broad exposure to large-, mid-, and small-capitalization U.S. equities and that has the potential for long-term capital appreciation, subject to rules-based screens as follows:
•	Vanguard U.S. Liquidity Factor ETF seeks exposure to stocks with lower measures of trading liquidity, such as daily trading volume and its effect on the security’s price.
•	Vanguard U.S. Minimum Volatility ETF seeks to build a portfolio of stocks with lower volatility relative to the broad U.S. equity market.
•	Vanguard U.S. Momentum Factor ETF seeks exposure to stocks with relatively strong recent performance as identified by measures such as returns over different periods.
•	Vanguard U.S. Multifactor ETF seeks exposure to stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals.
•	Vanguard U.S. Quality Factor ETF seeks exposure to stocks with strong fundamentals as identified by measures such as profitability, earnings, and balance-sheet strength.
•	Vanguard U.S. Value Factor ETF seeks exposure to stocks with lower prices relative to fundamental measures of value such as book/price and earnings/price ratios.
The investment environment
The U.S. economy continued to heal during the fiscal year. COVID-19 vaccination programs started to be rolled out shortly after the beginning of the period. Some of the hardest-hit sectors like hospitality, leisure, and travel began to rebound, and more workers returned to the labor force.
Swift and extensive fiscal and monetary support from policymakers was another key to the rebound. Even amid concerns toward the end of the fiscal year about inflation and the prospect of less accommodative monetary policy, stock returns for the period were excellent. Bonds were hurt by the prospect of inflation being less transitory than expected and the Federal Reserve dialing back some of its monetary support.
For the 12 months, the FTSE Global All Cap Index returned 19.35%. The U.S. stock market returned 27.92%, as measured by the Standard & Poor’s 500 Index, outperforming developed markets outside the United States and especially emerging markets. Large-cap stocks bested small-caps, and growth stocks outpaced value.

The ETFs’ successes and shortfalls
The environment for small-cap and value stocks improved, which helped returns for most of the ETFs for the 12 months. Sector exposure affected the ETFs differently based on the factors each seeks to emphasize:
•	The U.S. Liquidity Factor ETF was held back on a relative basis by its positions in health care, technology, basic materials, and real estate but posted positive relative results in financials, industrials, telecommunications, and consumer staples.
•	The U.S. Minimum Volatility ETF was held back in particular by its positions in telecommunications, financials, and consumer discretionary but benefited from its selection in technology and industrials.
•	The U.S. Momentum Factor ETF was held back by its positions in technology, telecommunications, and financials but benefited most on a relative basis from its positions in consumer discretionary, industrials, and consumer staples.
•	The U.S. Multifactor ETF benefited most from its positions in consumer discretionary, industrials, and health care but was held back by holdings in technology and real estate.
•	The U.S. Quality Factor ETF benefited most from its positions in financials, industrials, and consumer discretionary but was held back by holdings in technology, energy, and consumer staples.
•	The U.S. Value Factor ETF was helped most by its positions in financials, energy, industrials, and consumer discretionary but was held back by holdings in technology, utilities, and telecommunications.
We expect our approach to portfolio construction to produce long-term capital appreciation that reflects the factors emphasized by each of the U.S. Factor ETF portfolios. Results will vary over different periods across the different factors. However, we believe that focusing on the risk-adjusted returns of each portfolio relative to its targeted factors and the benchmark will serve investors well over time.
We thank you for your investment and look forward to serving you in the period ahead.
Antonio Picca, Senior Portfolio Manager,
Head of Factor-Based Strategies
Vanguard Quantitative Equity Group
December 10, 2021

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2021
	Beginning Account Value 5/31/2021	Ending Account Value 11/30/2021	Expenses Paid During Period
Based on Actual Fund Return
U.S. Liquidity Factor ETF	$1,000.00	$997.60	$0.65
U.S. Minimum Volatility ETF	$1,000.00	$1,044.70	$0.67
U.S. Momentum Factor ETF	$1,000.00	$1,027.10	$0.66
U.S. Multifactor ETF	$1,000.00	$1,019.10	$0.91
U.S. Quality Factor ETF	$1,000.00	$1,045.70	$0.67
U.S. Value Factor ETF	$1,000.00	$987.80	$0.65
Based on Hypothetical 5% Yearly Return
U.S. Liquidity Factor ETF	$1,000.00	$1,024.42	$0.66
U.S. Minimum Volatility ETF	$1,000.00	$1,024.42	$0.66
U.S. Momentum Factor ETF	$1,000.00	$1,024.42	$0.66
U.S. Multifactor ETF	$1,000.00	$1,024.17	$0.91
U.S. Quality Factor ETF	$1,000.00	$1,024.42	$0.66
U.S. Value Factor ETF	$1,000.00	$1,024.42	$0.66
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are 0.13% for the U.S. Liquidity Factor ETF, 0.13% for the U.S. Minimum Volatility ETF, 0.13% for the U.S. Momentum Factor ETF, 0.18% for the U.S. Multifactor ETF, 0.13% for the U.S. Quality Factor ETF, and 0.13% for the U.S. Value Factor ETF. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

U.S. Liquidity Factor ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2021
	One Year	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Liquidity Factor ETF Net Asset Value	24.89%	12.27%	$15,512
U.S. Liquidity Factor ETF Market Price	24.88	12.28	15,517
Russell 3000 Index	26.34	17.17	18,243
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2021
	One Year	Since Inception (2/13/2018)
U.S. Liquidity Factor ETF Market Price	24.88%	55.17%
U.S. Liquidity Factor ETF Net Asset Value	24.89	55.12
Russell 3000 Index	26.34	82.43
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Liquidity Factor ETF
Fund Allocation
As of November 30, 2021
Basic Materials	5.2%
Consumer Discretionary	8.5
Consumer Staples	3.3
Energy	2.2
Financials	24.6
Health Care	18.7
Industrials	22.7
Real Estate	0.9
Technology	10.5
Telecommunications	2.0
Utilities	1.4
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Liquidity Factor ETF
Financial Statements
Schedule of Investments
As of November 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Basic Materials (5.1%)
	Ecolab Inc.	1,908	423
	Air Products and Chemicals Inc.	892	256
	Dow Inc.	3,945	217
	Balchem Corp.	1,100	174
	Southern Copper Corp.	2,145	125
	Linde plc	351	112
*	RBC Bearings Inc.	504	100
	UFP Industries Inc.	1,187	99
	AdvanSix Inc.	2,001	91
	Timken Co.	1,335	88
	Valvoline Inc.	2,403	82
	Reliance Steel & Aluminum Co.	526	78
	FutureFuel Corp.	9,610	72
	Glatfelter Corp.	3,885	64
	Ryerson Holding Corp.	2,225	52
	Huntsman Corp.	1,308	41
	Chemours Co.	1,336	40
	American Vanguard Corp.	2,694	38
	Royal Gold Inc.	373	37
	Mueller Industries Inc.	654	36
	Scotts Miracle-Gro Co.	242	35
	Stepan Co.	314	35
*	Orion Engineered Carbons SA	1,744	31
	Ashland Global Holdings Inc.	287	29
*	Clearwater Paper Corp.	690	28
*	Energy Fuels Inc.	3,170	28
*	Koppers Holdings Inc.	883	27
	Tredegar Corp.	2,431	27
*	GCP Applied Technologies Inc.	1,077	25
	Minerals Technologies Inc.	371	24
*	Rayonier Advanced Materials Inc.	4,307	24
	Avient Corp.	370	20
*	Novagold Resources Inc.	2,580	17
	Avery Dennison Corp.	80	16
	Verso Corp. Class A	749	16
	Neenah Inc.	316	15
*	Ur-Energy Inc.	6,068	9
			2,631
Consumer Discretionary (8.4%)
	Ross Stores Inc.	2,103	229
*	Liberty Media Corp.- Liberty SiriusXM Class C	3,155	154
	AMERCO	212	149
*	Terminix Global Holdings Inc.	3,494	130
		Shares	Market Value• ($000)
*	Golden Entertainment Inc.	2,713	125
	Pool Corp.	212	117
*	Aptiv plc	698	112
*	frontdoor Inc.	3,203	111
*	Liberty Media Corp.-Liberty Formula One Class C	1,788	109
	Movado Group Inc.	2,212	99
	Churchill Downs Inc.	391	88
	Choice Hotels International Inc.	583	84
	Carriage Services Inc. Class A	1,605	83
*	Houghton Mifflin Harcourt Co.	5,038	78
*	Vera Bradley Inc.	8,103	77
	Fox Corp. Class B	2,074	70
	Franchise Group Inc.	1,456	70
	Haverty Furniture Cos. Inc.	2,214	66
	Johnson Outdoors Inc. Class A	612	64
*	Stoneridge Inc.	2,864	63
	Acushnet Holdings Corp.	1,095	60
	Winmark Corp.	237	60
	ViacomCBS Inc. Class A	1,808	60
	Genuine Parts Co.	465	59
	Penske Automotive Group Inc.	577	57
	Rollins Inc.	1,641	55
*	Liberty Media Corp.- Liberty Braves Class C	1,949	54
	News Corp. Class A	2,466	53
*	Century Casinos Inc.	4,016	52
	Travel + Leisure Co.	1,024	50
*	PlayAGS Inc.	6,745	49
	Service Corp. International	740	49
	EW Scripps Co. Class A	2,597	48
	Kimball International Inc. Class B	4,183	43
	National CineMedia Inc.	15,218	43
	Gentex Corp.	1,221	42
*	Accel Entertainment Inc. Class A	3,265	42
*	Noodles & Co. Class A	3,998	41
*	Lands' End Inc.	1,759	40
*	MarineMax Inc.	756	40
	Leggett & Platt Inc.	953	39
*	Monarch Casino & Resort Inc.	582	39
	Tilly's Inc. Class A	2,593	39
	Cato Corp. Class A	2,280	38
	Global Industrial Co.	950	38
*	Arlo Technologies Inc.	4,582	36
	Autoliv Inc.	372	36
*	Cooper-Standard Holdings Inc.	1,492	34
*	IAA Inc.	709	34

U.S. Liquidity Factor ETF
		Shares	Market Value• ($000)
	Qurate Retail Inc. Series A	4,284	34
*	Boston Omaha Corp. Class A	1,145	33
*	Chuy's Holdings Inc.	1,141	33
*	Duluth Holdings Inc. Class B	2,365	33
*	Universal Electronics Inc.	843	31
	Wyndham Hotels & Resorts Inc.	388	31
*	Lindblad Expeditions Holdings Inc.	2,135	30
	Del Taco Restaurants Inc.	3,836	29
	Ethan Allen Interiors Inc.	1,287	29
	Scholastic Corp.	768	29
*	Mesa Air Group Inc.	4,027	28
*	Floor & Decor Holdings Inc. Class A	208	27
	Inter Parfums Inc.	303	27
*	Entercom Communications Corp. Class A	11,066	27
*	Bright Horizons Family Solutions Inc.	213	26
*	Fox Factory Holding Corp.	143	25
*	Thryv Holdings Inc.	629	25
*	Bally's Corp.	598	23
*	Helen of Troy Ltd.	93	22
*	OneSpaWorld Holdings Ltd.	2,344	22
*	National Vision Holdings Inc.	439	21
*	PROG Holdings Inc.	457	21
*	Lovesac Co.	315	20
	Marriott Vacations Worldwide Corp.	131	20
*	Motorcar Parts of America Inc.	1,275	20
*	VOXX International Corp. Class A	1,958	20
	Lennar Corp. Class B	196	17
*	Chicken Soup For The Soul Entertainment Inc.	1,275	17
*	Lazydays Holdings Inc.	855	17
	Carrols Restaurant Group Inc.	5,330	15
*	Liberty TripAdvisor Holdings Inc. Class A	6,765	15
*	SiteOne Landscape Supply Inc.	62	15
	HNI Corp.	356	14
	Rocky Brands Inc.	391	14
*	Clear Channel Outdoor Holdings Inc.	4,352	13
*	El Pollo Loco Holdings Inc.	1,004	13
*	Viad Corp.	316	13
*	TravelCenters of America Inc.	252	13
	Estee Lauder Cos. Inc. Class A	36	12
*	O'Reilly Automotive Inc.	18	11
*	Clean Energy Fuels Corp.	1,405	10
*	Grand Canyon Education Inc.	136	10
			4,313
Consumer Staples (3.2%)
	Flowers Foods Inc.	9,610	248
	Brown-Forman Corp. Class A	2,698	177
*	Darling Ingredients Inc.	2,223	150
	Colgate-Palmolive Co.	1,839	138
	Philip Morris International Inc.	1,549	133
*	Pilgrim's Pride Corp.	3,426	96
	Kimberly-Clark Corp.	643	84
	Weis Markets Inc.	1,325	83
	Seaboard Corp.	20	78
	Keurig Dr Pepper Inc.	2,193	75
	Casey's General Stores Inc.	284	55
	Brown-Forman Corp. Class B	596	42
	Sysco Corp.	583	41
		Shares	Market Value• ($000)
	Andersons Inc.	1,031	35
	Ingredion Inc.	338	32
	ACCO Brands Corp.	3,700	31
	Altria Group Inc.	545	23
*	Performance Food Group Co.	542	22
	SpartanNash Co.	885	21
*	Mission Produce Inc.	1,202	21
*	Post Holdings Inc.	201	19
*	Freshpet Inc.	161	17
*	Laird Superfood Inc.	1,207	16
	Lancaster Colony Corp.	88	13
	Fresh Del Monte Produce Inc.	512	13
			1,663
Energy (2.2%)
	New Fortress Energy Inc. Class A	3,214	80
*	Select Energy Services Inc. Class A	12,094	69
*	CONSOL Energy Inc.	3,049	67
	Berry Corp.	7,669	62
*	Dril-Quip Inc.	3,205	61
	Solaris Oilfield Infrastructure Inc. Class A	8,445	58
*	Liberty Oilfield Services Inc. Class A	6,171	57
*	National Energy Services Reunited Corp.	5,641	56
*	Expro Group Holdings NV	3,967	56
*	Centrus Energy Corp. Class A	921	51
*	RPC Inc.	12,545	51
	Civitas Resources Inc.	1,004	51
*	Bristow Group Inc.	1,510	45
	Archrock Inc.	5,642	42
*	Newpark Resources Inc.	13,490	37
*	Oil States International Inc.	7,322	37
	Texas Pacific Land Corp.	30	36
	EOG Resources Inc.	407	35
	SunCoke Energy Inc.	5,664	34
*	Talos Energy Inc.	2,881	29
*	MRC Global Inc.	4,001	28
*	FTS International Inc. Class A	745	20
*	Comstock Resources Inc.	1,791	14
*	Par Pacific Holdings Inc.	1,044	14
*	DMC Global Inc.	266	10
*	Contango Oil & Gas Co.	2,622	9
			1,109
Financials (24.5%)
	Marsh & McLennan Cos. Inc.	3,804	624
	Moody's Corp.	1,453	568
	T Rowe Price Group Inc.	2,154	431
	Blackstone Inc.	2,379	336
	Truist Financial Corp.	5,435	322
	Chubb Ltd.	1,652	296
	Intercontinental Exchange Inc.	2,188	286
	Progressive Corp.	2,759	256
	MSCI Inc. Class A	387	244
	Bank of New York Mellon Corp.	4,312	236
	US Bancorp	3,368	186
	BlackRock Inc.	196	177
	PNC Financial Services Group Inc.	860	169
	Prosperity Bancshares Inc.	2,345	167
	CME Group Inc.	744	164
	Erie Indemnity Co. Class A	882	164
	Aon plc Class A (XNYS)	529	156
	Axis Capital Holdings Ltd.	3,095	154

U.S. Liquidity Factor ETF
		Shares	Market Value• ($000)
	Primerica Inc.	989	146
	First Citizens BancShares Inc. Class A	179	144
	Brown & Brown Inc.	2,150	138
	SouthState Corp.	1,681	131
*	Customers Bancorp Inc.	2,214	128
	S&P Global Inc.	282	128
	East West Bancorp Inc.	1,647	127
	MetLife Inc.	2,153	126
	Morningstar Inc.	400	124
	RLI Corp.	1,182	121
	Stifel Financial Corp.	1,702	121
	American International Group Inc.	2,223	117
	Pinnacle Financial Partners Inc.	1,184	113
	Glacier Bancorp Inc.	1,958	106
	Hanmi Financial Corp.	4,715	106
	ConnectOne Bancorp Inc.	3,153	102
	Live Oak Bancshares Inc.	1,130	101
	Universal Insurance Holdings Inc.	6,664	100
	First Financial Bankshares Inc.	1,991	99
	Popular Inc.	1,265	98
	Selective Insurance Group Inc.	1,297	98
	United Bankshares Inc.	2,731	98
*	Triumph Bancorp Inc.	759	97
	Berkshire Hills Bancorp Inc.	3,500	93
	Kemper Corp.	1,648	91
	Commerce Bancshares Inc.	1,293	90
	Premier Financial Corp.	2,847	84
	Valley National Bancorp	6,143	83
	United Fire Group Inc.	3,797	79
	Trustmark Corp.	2,424	74
	HCI Group Inc.	648	72
	Hanover Insurance Group Inc.	595	72
	Heritage Financial Corp.	3,071	72
*	Enstar Group Ltd.	323	72
	Lazard Ltd. Class A	1,680	72
	Old Republic International Corp.	2,931	70
	Janus Henderson Group plc	1,538	66
	B Riley Financial Inc.	839	65
	Provident Financial Services Inc.	2,757	65
	Univest Financial Corp.	2,347	65
	BOK Financial Corp.	616	64
	Western Alliance Bancorp	576	63
	Synovus Financial Corp.	1,373	62
	Washington Trust Bancorp Inc.	1,133	61
	TFS Financial Corp.	3,337	60
*	Markel Corp.	49	59
*	Nicolet Bankshares Inc.	824	59
	TrustCo Bank Corp. NY	1,818	59
	First American Financial Corp.	782	58
	First Financial Bancorp	2,517	58
	Northfield Bancorp Inc.	3,466	58
	Hope Bancorp Inc.	3,976	57
	First Foundation Inc.	2,194	56
	Globe Life Inc.	643	56
	QCR Holdings Inc.	1,047	56
	ServisFirst Bancshares Inc.	678	54
*	Bancorp Inc.	1,876	53
	Central Pacific Financial Corp.	1,965	53
	SLM Corp.	2,955	53
	Federal Agricultural Mortgage Corp. Class C	425	52
	Jefferies Financial Group Inc.	1,387	52
		Shares	Market Value• ($000)
	Essent Group Ltd.	1,250	52
	First Commonwealth Financial Corp.	3,396	51
	Merchants Bancorp	1,126	51
*	Assetmark Financial Holdings Inc.	1,983	50
	Cullen/Frost Bankers Inc.	392	49
	Lakeland Financial Corp.	693	49
	Stock Yards Bancorp Inc.	821	49
*	Columbia Financial Inc.	2,615	48
	1st Source Corp.	1,009	47
	Tompkins Financial Corp.	605	47
	Cohen & Steers Inc.	510	46
	SEI Investments Co.	771	46
	HomeStreet Inc.	921	45
	Brightsphere Investment Group Inc.	1,508	45
*	StoneX Group Inc.	800	45
	Heritage Commerce Corp.	3,998	44
	Nelnet Inc. Class A	505	44
	First Bancorp Inc. (XNMS)	1,112	43
	Park National Corp.	327	43
	Loews Corp.	785	42
	LPL Financial Holdings Inc.	260	41
	Equitable Holdings Inc.	1,317	41
	Interactive Brokers Group Inc. Class A	538	40
	First Bancorp (XNGS)	869	39
	Origin Bancorp Inc.	928	39
	TriCo Bancshares	922	39
	FB Financial Corp.	873	37
	Preferred Bank	537	37
	Towne Bank	1,210	37
	Banner Corp.	621	36
	MGIC Investment Corp.	2,522	36
	Peoples Bancorp Inc.	1,157	36
	Southside Bancshares Inc.	863	35
	Dime Community Bancshares Inc.	1,012	35
	American Financial Group Inc.	253	34
	Curo Group Holdings Corp.	2,029	34
	First Merchants Corp.	824	33
	Reinsurance Group of America Inc.	351	33
*	EZCorp. Inc. Class A	4,150	31
	PJT Partners Inc. Class A	405	31
	ProAssurance Corp.	1,340	31
*	Focus Financial Partners Inc. Class A	491	30
	Carlyle Group Inc.	542	30
	Atlantic Union Bankshares Corp.	887	29
	First Busey Corp.	1,136	29
*	Finance of America Cos. Inc. Class A	7,173	29
	Northwest Bancshares Inc.	2,089	28
	Safety Insurance Group Inc.	359	28
	Sandy Spring Bancorp Inc.	589	28
	Bank of NT Butterfield & Son Ltd.	766	28
*	Alleghany Corp.	40	26
*	SiriusPoint Ltd.	3,340	26
	National Bank Holdings Corp. Class A	587	25
	OceanFirst Financial Corp.	1,201	25
	S&T Bancorp Inc.	839	25
	Unum Group	1,074	25
	Banc of California Inc.	1,226	24

U.S. Liquidity Factor ETF
		Shares	Market Value• ($000)
*	Enova International Inc.	639	24
	Hamilton Lane Inc. Class A	225	24
	City Holding Co.	271	21
	Kearny Financial Corp.	1,568	20
	Greenhill & Co. Inc.	1,125	19
*	Arch Capital Group Ltd.	472	19
	BancFirst Corp.	279	18
	Bank OZK	409	18
	Enterprise Financial Services Corp.	392	18
	Heartland Financial USA Inc.	329	16
	Radian Group Inc.	766	16
*	Credit Acceptance Corp.	22	14
	International Bancshares Corp.	327	14
	OFG Bancorp	583	14
	Byline Bancorp Inc.	492	13
	WisdomTree Investments Inc.	2,100	13
	Assured Guaranty Ltd.	275	13
	FNB Corp.	945	11
	Lakeland Bancorp Inc.	631	11
			12,535
Health Care (18.6%)
*	Edwards Lifesciences Corp.	4,994	536
	Zoetis Inc.	2,099	466
*	IDEXX Laboratories Inc.	639	389
*	IQVIA Holdings Inc.	1,486	385
	HCA Healthcare Inc.	1,650	372
	Agilent Technologies Inc.	2,429	367
	Stryker Corp.	1,476	349
	Baxter International Inc.	2,045	152
*	Veeva Systems Inc. Class A	479	135
	Ensign Group Inc.	1,697	130
*	Neogen Corp.	2,980	120
	Premier Inc. Class A	3,127	116
	Bio-Techne Corp.	243	115
*	Crinetics Pharmaceuticals Inc.	3,859	105
	Bruker Corp.	1,265	102
*	Denali Therapeutics Inc.	2,071	96
*	AngioDynamics Inc.	3,698	95
*	Catalent Inc.	738	95
*	Integra LifeSciences Holdings Corp.	1,483	95
	National HealthCare Corp.	1,474	95
*	CureVac NV	1,977	95
*	Syneos Health Inc.	941	91
*	Acadia Healthcare Co. Inc.	1,537	86
*	Charles River Laboratories International Inc.	221	81
*	CorVel Corp.	431	81
	Chemed Corp.	168	78
	Becton Dickinson and Co.	313	74
*	Hanger Inc.	4,415	74
*	Acutus Medical Inc.	20,801	69
*	Bridgebio Pharma Inc.	1,688	68
*	Option Care Health Inc.	2,559	65
*	Oak Street Health Inc.	2,073	64
*	Stoke Therapeutics Inc.	2,462	61
*	Globus Medical Inc. Class A	952	60
*	Boston Scientific Corp.	1,560	59
*	RadNet Inc.	2,177	59
*	Morphic Holding Inc.	1,247	59
*	Computer Programs and Systems Inc.	1,965	58
*	Accelerate Diagnostics Inc.	11,323	57
*	Aligos Therapeutics Inc.	3,715	57
*	Inhibrx Inc.	1,395	56
*	Ultragenyx Pharmaceutical Inc.	730	55
		Shares	Market Value• ($000)
*	Alnylam Pharmaceuticals Inc.	287	53
*	CytoSorbents Corp.	10,764	53
	Atrion Corp.	73	52
*	ModivCare Inc.	369	51
*	Joint Corp.	629	50
*	NGM Biopharmaceuticals Inc.	2,801	50
*	Mirum Pharmaceuticals Inc.	3,547	50
*	Pulse Biosciences Inc.	2,421	49
*	Stereotaxis Inc.	8,197	48
*	Taysha Gene Therapies Inc.	3,726	48
*	Avid Bioservices Inc.	1,523	47
*	Eiger BioPharmaceuticals Inc.	7,545	46
*	Cogent Biosciences Inc.	5,839	46
*	Affimed NV	6,510	44
*	BioLife Solutions Inc.	1,121	43
*	Blueprint Medicines Corp.	445	43
*	Rapt Therapeutics Inc.	1,332	43
*	Aspira Women's Health Inc.	20,849	43
*	Exelixis Inc.	2,513	42
	LeMaitre Vascular Inc.	870	41
*	Omnicell Inc.	233	41
*	Kronos Bio Inc.	3,512	41
	Anthem Inc.	98	40
*	Evelo Biosciences Inc.	4,586	40
*	SOC Telemed Inc. Class A	19,715	40
*	Applied Therapeutics Inc.	3,389	39
*	89bio Inc.	2,973	39
*	Immunic Inc.	4,542	39
*	NeoGenomics Inc.	1,099	38
*	Surgery Partners Inc.	867	38
*	Cue Biopharma Inc.	3,004	37
*	Geron Corp. (XNGS)	25,120	37
*	Rocket Pharmaceuticals Inc.	1,526	37
*	Surmodics Inc.	844	37
*	HealthEquity Inc.	660	36
*	ICU Medical Inc.	157	36
*	Novocure Ltd.	381	36
*	Relmada Therapeutics Inc.	1,990	36
*	iTeos Therapeutics Inc.	1,034	36
*	Vaxcyte Inc.	1,752	36
*	Align Technology Inc.	57	35
*	Molecular Templates Inc.	8,694	35
*	Passage Bio Inc.	4,858	35
*	Allovir Inc.	2,023	35
*	HealthStream Inc.	1,477	34
*	Annexon Inc.	2,058	34
*	Orthofix Medical Inc.	1,081	33
*	Alphatec Holdings Inc.	2,905	32
*	Axogen Inc.	3,340	32
*	Heska Corp.	201	32
*	Jounce Therapeutics Inc.	4,152	32
*	MEI Pharma Inc.	9,512	32
*	Arcus Biosciences Inc.	697	31
*	MannKind Corp.	6,682	31
*	OrthoPediatrics Corp.	564	31
*	Ionis Pharmaceuticals Inc.	1,115	30
*	Neoleukin Therapeutics Inc.	5,547	30
*	ORIC Pharmaceuticals Inc.	2,188	30
*	Praxis Precision Medicines Inc.	1,681	29
*	Paratek Pharmaceuticals Inc.	6,538	28
*	TransMedics Group Inc.	1,274	28
*	Prothena Corp. plc	551	28
*	Harpoon Therapeutics Inc.	4,575	28
*	iCAD Inc.	3,790	28
*	DarioHealth Corp.	1,811	28
*	SpringWorks Therapeutics Inc.	370	27

U.S. Liquidity Factor ETF
		Shares	Market Value• ($000)
*	Arrowhead Pharmaceuticals Inc.	373	26
*	Natera Inc.	287	26
*	Accuray Inc.	5,168	25
*	Athersys Inc.	23,540	25
*	Fortress Biotech Inc.	8,817	25
*	Gossamer Bio Inc.	2,314	25
*	Quanterix Corp.	633	25
*	SI-BONE Inc.	1,315	25
*	Shattuck Labs Inc.	2,829	24
*	Antares Pharma Inc.	7,030	23
*	Marinus Pharmaceuticals Inc.	2,112	23
*	DexCom Inc.	39	22
*	Avidity Biosciences Inc.	1,008	22
*	Keros Therapeutics Inc.	387	22
*	Harmony Biosciences Holdings Inc.	654	22
*	CryoLife Inc.	1,207	21
*	Cymabay Therapeutics Inc.	6,332	21
*	Lineage Cell Therapeutics Inc.	9,238	21
*	Atreca Inc. Class A	5,721	21
*	Spero Therapeutics Inc.	1,474	21
*	Viemed Healthcare Inc.	4,102	21
*	Cutera Inc.	567	20
*	Haemonetics Corp.	384	20
*	Ideaya Biosciences Inc.	921	20
*	Amedisys Inc.	133	19
*	SeaSpine Holdings Corp.	1,401	19
*	Theravance Biopharma Inc.	2,269	19
*	UroGen Pharma Ltd.	1,451	18
*	Dyne Therapeutics Inc.	1,201	17
*	Gemini Therapeutics Inc.	6,034	17
*	Puma Biotechnology Inc.	5,027	16
*	Sientra Inc.	3,975	16
*	WaVe Life Sciences Ltd.	4,104	16
*	Chinook Therapeutics Inc.	973	16
*	Nuvation Bio Inc.	1,743	16
*	Homology Medicines Inc.	2,925	15
*	Natus Medical Inc.	653	15
*,1	PDL BioPharma Inc.	6,046	15
	PerkinElmer Inc.	80	15
*	Poseida Therapeutics Inc.	2,126	15
*	Rubius Therapeutics Inc.	1,097	14
*	BeyondSpring Inc.	1,091	14
*	Precigen Inc.	3,581	14
*	Arcutis Biotherapeutics Inc.	847	14
*	Generation Bio Co.	836	14
*	Amphastar Pharmaceuticals Inc.	686	13
*	BioDelivery Sciences International Inc.	4,544	13
*	Inspire Medical Systems Inc.	59	13
*	Rhythm Pharmaceuticals Inc.	1,442	13
*	Rigel Pharmaceuticals Inc.	4,831	13
*	MiMedx Group Inc.	1,833	13
*	Satsuma Pharmaceuticals Inc.	2,759	13
*	Olema Pharmaceuticals Inc.	1,521	13
*	Meridian Bioscience Inc.	604	12
*	Syros Pharmaceuticals Inc.	2,959	12
*	Inotiv Inc.	233	12
*	IntriCon Corp.	684	11
*	Ocular Therapeutix Inc.	1,564	11
*	ViewRay Inc.	2,229	11
*	CorMedix Inc.	2,023	10
*	GlycoMimetics Inc.	5,974	10
*	Pliant Therapeutics Inc.	734	10
*	Quotient Ltd.	4,713	10
		Shares	Market Value• ($000)
*	GT Biopharma Inc.	2,547	10
*	Iovance Biotherapeutics Inc.	457	9
*	Solid Biosciences Inc.	5,000	9
*	Y-mAbs Therapeutics Inc.	499	9
*	Biohaven Pharmaceutical Holding Co. Ltd.	84	9
	Perrigo Co. plc	242	9
*	Akouos Inc.	1,145	9
*	Avita Medical Inc.	646	9
*	Ampio Pharmaceuticals Inc.	7,372	8
*	Invacare Corp.	2,489	7
*	Trevena Inc.	10,094	7
*	TG Therapeutics Inc.	356	5
			9,524
Industrials (22.6%)
	Illinois Tool Works Inc.	2,698	626
	Eaton Corp. plc	2,587	419
	General Dynamics Corp.	2,015	381
	Capital One Financial Corp.	2,484	349
	Emerson Electric Co.	3,866	340
	HEICO Corp. Class A	1,966	244
	Trane Technologies plc	1,211	226
	Accenture plc Class A	613	219
	Automatic Data Processing Inc.	806	186
	Deere & Co.	504	174
	Exponent Inc.	1,492	174
	Helios Technologies Inc.	1,567	157
	Johnson Controls International plc	2,065	154
	Kronos Worldwide Inc.	10,276	144
*	Donnelley Financial Solutions Inc.	2,937	137
*	Cross Country Healthcare Inc.	5,148	135
*	ASGN Inc.	1,110	135
	nVent Electric plc	3,841	134
	Tetra Tech Inc.	702	130
	Regal Rexnord Corp.	812	128
	Curtiss-Wright Corp.	978	123
	Sonoco Products Co.	2,047	119
	Donaldson Co. Inc.	2,080	117
*	Paylocity Holding Corp.	465	117
	MSA Safety Inc.	791	113
	Norfolk Southern Corp.	419	111
	ArcBest Corp.	1,014	105
	Nordson Corp.	413	105
*	MYR Group Inc.	929	103
	Littelfuse Inc.	335	100
*	ACI Worldwide Inc.	3,379	99
	Lincoln Electric Holdings Inc.	734	99
*	Cornerstone Building Brands Inc.	6,196	97
	John Bean Technologies Corp.	599	95
	Resources Connection Inc.	5,418	93
	Air Lease Corp. Class A	2,214	90
	Douglas Dynamics Inc.	2,192	87
	L3Harris Technologies Inc.	412	86
*	Trimble Inc.	989	85
*	AECOM	1,224	84
*	Covenant Logistics Group Inc. Class A	3,304	83
	Crane Co.	859	83
	Graco Inc.	1,127	82
	Apogee Enterprises Inc.	1,969	81
	BWX Technologies Inc.	1,675	80
	Herc Holdings Inc.	437	75
*	Textainer Group Holdings Ltd.	2,294	75
	Northrop Grumman Corp.	213	74

U.S. Liquidity Factor ETF
		Shares	Market Value• ($000)
	Maximus Inc.	973	73
	TTEC Holdings Inc.	869	73
	Encore Wire Corp.	510	72
	AGCO Corp.	642	71
*	Napco Security Technologies Inc.	1,494	69
	EMCOR Group Inc.	573	68
*	Teledyne Technologies Inc.	160	67
*	Vivint Smart Home Inc.	6,307	67
*	BlueLinx Holdings Inc.	916	65
*	Willdan Group Inc.	1,619	65
*	Ducommun Inc.	1,500	64
*	Gates Industrial Corp. plc	3,945	63
*	Daseke Inc.	6,362	61
	Simpson Manufacturing Co. Inc.	521	60
	MKS Instruments Inc.	384	59
*	Sterling Construction Co. Inc.	2,270	59
	CSW Industrials Inc.	484	58
	ITT Inc.	616	58
	REV Group Inc.	3,693	58
	Chase Corp.	579	57
	Valmont Industries Inc.	232	56
	Pactiv Evergreen Inc.	4,475	56
	Cognex Corp.	708	55
	Cass Information Systems Inc.	1,325	53
*	DXP Enterprises Inc.	1,922	53
	AptarGroup Inc.	435	52
*	Construction Partners Inc. Class A	1,506	52
	Griffon Corp.	1,977	52
*	AerCap Holdings NV	923	52
	RPM International Inc.	531	48
*	CBIZ Inc.	1,309	47
	Genpact Ltd.	947	46
	Genco Shipping & Trading Ltd.	2,972	46
*	Teekay Corp.	13,958	46
	Kaman Corp.	1,215	45
	Myers Industries Inc.	2,305	45
	International Seaways Inc.	3,091	45
*	Great Lakes Dredge & Dock Corp.	2,978	44
	Kelly Services Inc. Class A	2,626	44
*	Atlanticus Holdings Corp.	744	44
	Carrier Global Corp.	785	43
	Franklin Electric Co. Inc.	477	42
	Textron Inc.	593	42
	Woodward Inc.	396	42
*	Axon Enterprise Inc.	245	41
*	BrightView Holdings Inc.	3,045	41
	EnPro Industries Inc.	399	41
	Xylem Inc.	341	41
*	International Money Express Inc.	2,698	41
	Columbus McKinnon Corp.	888	40
	Kforce Inc.	515	40
	Zurn Water Solutions Corp.	1,142	40
	Ennis Inc.	2,030	39
*	Thermon Group Holdings Inc.	2,248	39
*	US Xpress Enterprises Inc. Class A	4,920	39
	Wabash National Corp.	2,315	39
*	Euronet Worldwide Inc.	369	37
*	Vectrus Inc.	873	37
	Pentair plc	503	37
*	Advantage Solutions Inc.	5,162	37
	Kadant Inc.	155	36
		Shares	Market Value• ($000)
	AAON Inc.	455	36
	Barrett Business Services Inc.	493	35
*	FARO Technologies Inc.	510	35
*	Sensata Technologies Holding plc	634	35
*	CIRCOR International Inc.	1,247	34
	Hubbell Inc. Class B	175	34
*	Modine Manufacturing Co.	3,300	34
*	Tutor Perini Corp.	2,593	33
*	Byrna Technologies Inc.	2,231	33
	Astec Industries Inc.	507	32
*	IES Holdings Inc.	667	32
	Marten Transport Ltd.	1,974	32
	TriMas Corp.	958	32
	Carlisle Cos. Inc.	139	31
	Landstar System Inc.	179	30
	Quanex Building Products Corp.	1,398	30
	Tennant Co.	365	29
*	Gibraltar Industries Inc.	411	28
	Watsco Inc.	96	28
*	ExlService Holdings Inc.	208	27
	Eagle Materials Inc.	168	26
*	Franklin Covey Co.	600	26
*	Forrester Research Inc.	438	25
	ManpowerGroup Inc.	273	25
*	Astronics Corp.	2,253	24
*	Manitowoc Co. Inc.	1,277	24
	McGrath RentCorp.	315	24
*	AMN Healthcare Services Inc.	214	24
	Sealed Air Corp.	373	23
*	Energy Recovery Inc.	1,054	22
*	Ranpak Holdings Corp. Class A	534	21
*	SP Plus Corp.	788	21
*	Blue Bird Corp.	1,001	20
	DuPont de Nemours Inc.	275	20
	Toro Co.	196	20
	Acuity Brands Inc.	96	19
*	Veritiv Corp.	153	19
	Heidrick & Struggles International Inc.	409	18
*	Air Transport Services Group Inc.	677	17
*	Titan International Inc.	2,504	17
	Advanced Drainage Systems Inc.	122	15
*	Commercial Vehicle Group Inc.	1,789	15
	Sherwin-Williams Co.	45	15
	Standex International Corp.	143	15
*	TopBuild Corp.	57	15
	Primoris Services Corp.	622	14
	Armstrong World Industries Inc.	117	12
	Mueller Water Products Inc. Class A	873	12
	Park Aerospace Corp.	897	12
*	GreenBox POS	2,067	11
*	Huron Consulting Group Inc.	220	10
*	BM Technologies Inc. (XASE)	367	4
			11,580
Real Estate (0.9%)
	Newmark Group Inc. Class A	6,612	106
	St. Joe Co.	1,732	83
*	Cushman & Wakefield plc	4,444	79
*	CBRE Group Inc. Class A	472	45
	RE/MAX Holdings Inc. Class A	1,182	33
*	Fathom Holdings Inc.	1,315	31

U.S. Liquidity Factor ETF
		Shares	Market Value• ($000)
*	Forestar Group Inc.	1,431	28
*	Marcus & Millichap Inc.	624	27
	RMR Group Inc. Class A	429	14
			446
Technology (10.5%)
	Amphenol Corp. Class A	7,407	597
*	Synopsys Inc.	1,294	441
	Roper Technologies Inc.	804	373
*	Cadence Design Systems Inc.	1,936	344
	Cognizant Technology Solutions Corp. Class A	2,202	172
	TE Connectivity Ltd.	942	145
*	Novanta Inc.	750	121
	National Instruments Corp.	2,814	117
*	Manhattan Associates Inc.	663	104
	Monolithic Power Systems Inc.	173	96
	Pegasystems Inc.	792	91
	Analog Devices Inc.	473	85
*	EPAM Systems Inc.	139	85
	Dolby Laboratories Inc. Class A	971	81
	Science Applications International Corp.	971	81
*	Clarivate plc	3,105	72
*	Axcelis Technologies Inc.	1,136	70
*	Agilysys Inc.	1,577	69
	CDK Global Inc.	1,794	69
*	Digimarc Corp.	1,542	66
*	Avid Technology Inc.	2,033	65
*	Tucows Inc. Class A	795	65
*	Grid Dynamics Holdings Inc.	1,651	65
	A10 Networks Inc.	4,155	64
*	Globant SA	243	64
	American Software Inc. Class A	2,779	63
*	Cohu Inc.	1,910	63
*	MaxLinear Inc.	908	61
*	Alarm.com Holdings Inc.	723	58
*	Ceridian HCM Holding Inc.	524	57
	TD SYNNEX Corp.	544	56
	Sapiens International Corp. NV	1,472	52
*	Arrow Electronics Inc.	417	51
*	Black Knight Inc.	699	50
*	CACI International Inc. Class A	187	49
	CMC Materials Inc.	370	49
*	PDF Solutions Inc.	1,567	47
	Power Integrations Inc.	474	47
	PC Connection Inc.	1,047	46
*	CEVA Inc.	1,006	44
	Amkor Technology Inc.	1,973	43
*	Quantum Corp.	7,909	43
	CTS Corp.	1,216	42
*	NCR Corp.	1,041	41
	KLA Corp.	96	39
	Brooks Automation Inc.	333	38
*	Veeco Instruments Inc.	1,430	38
	Jabil Inc.	623	36
	Bentley Systems Inc. Class B	742	36
*	SPS Commerce Inc.	247	35
*	Envestnet Inc.	433	33
	Hackett Group Inc.	1,615	33
	Intuit Inc.	50	33
*	comScore Inc.	8,938	31
	Entegris Inc.	215	31
*	OneSpan Inc.	1,662	28
*	Q2 Holdings Inc.	349	28
*	Rimini Street Inc.	4,224	28
*	ScanSource Inc.	910	28
		Shares	Market Value• ($000)
	Simulations Plus Inc.	585	28
*	Mitek Systems Inc.	1,431	25
*	Photronics Inc.	1,798	24
*	Mediaalpha Inc. Class A	1,554	24
*	eGain Corp.	2,080	22
	Methode Electronics Inc.	482	21
*	FormFactor Inc.	445	19
*	Kimball Electronics Inc.	913	19
*	VirnetX Holding Corp.	6,166	19
*	ePlus Inc.	169	18
*	IPG Photonics Corp.	108	18
*	nLight Inc.	698	17
*	Autodesk Inc.	63	16
*	SecureWorks Corp. Class A	798	14
*	Smith Micro Software Inc.	2,429	13
*	TrueCar Inc.	2,756	9
			5,365
Telecommunications (2.0%)
*	Liberty Broadband Corp. Class A	967	147
*	Liberty Latin America Ltd. Class A	7,641	87
*	WideOpenWest Inc.	3,888	72
*	US Cellular Corp.	2,290	67
*	Iridium Communications Inc.	1,719	66
*	Harmonic Inc.	6,088	65
*	Clearfield Inc.	963	62
*	Liberty Broadband Corp. Class C	395	61
*	Telesat Corp.	1,783	55
*	Ooma Inc.	2,583	49
	Cable One Inc.	26	46
*	Consolidated Communications Holdings Inc.	5,876	44
	ADTRAN Inc.	2,093	43
*	Digi International Inc.	1,993	43
	Ubiquiti Inc.	109	33
	ATN International Inc.	713	27
*	Ribbon Communications Inc.	2,986	16
*	CalAmp Corp.	1,066	10
*	Casa Systems Inc.	2,014	10
			1,003
Utilities (1.5%)
	Waste Management Inc.	3,653	587
*	Stericycle Inc.	1,775	100
*	Clean Harbors Inc.	573	58
			745
Total Common Stocks (Cost $38,245)			50,914

U.S. Liquidity Factor ETF
		Shares	Market Value• ($000)
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2]	Vanguard Market Liquidity Fund 0.077% (Cost $188)	1,880	188
Total Investments (99.9%) (Cost $38,433)			51,102
Other Assets and Liabilities—Net (0.1%)			60
Net Assets (100%)			51,162
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2021	10	228	2

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF
Statement of Assets and Liabilities
As of November 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $38,245)	50,914
Affiliated Issuers (Cost $188)	188
Total Investments in Securities	51,102
Investment in Vanguard	2
Cash	1
Cash Collateral Pledged—Futures Contracts	20
Receivables for Accrued Income	45
Total Assets	51,170
Liabilities
Payables to Vanguard	4
Variation Margin Payable—Futures Contracts	4
Total Liabilities	8
Net Assets	51,162
At November 30, 2021, net assets consisted of:

Paid-in Capital	39,426
Total Distributable Earnings (Loss)	11,736
Net Assets	51,162

Net Assets
Applicable to 465,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	51,162
Net Asset Value Per Share	$110.02

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF
Statement of Operations

Year Ended November 30, 2021
($000)
Investment Income
Income
Dividends	702
Interest[1]	—
Securities Lending—Net	—
Total Income	702
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	27
Marketing and Distribution	—
Custodian Fees	5
Auditing Fees	32
Shareholders’ Reports	1
Trustees’ Fees and Expenses	—
Total Expenses	65
Net Investment Income	637
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	1,794
Futures Contracts	52
Realized Net Gain (Loss)	1,846
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	7,658
Futures Contracts	(10)
Change in Unrealized Appreciation (Depreciation)	7,648
Net Increase (Decrease) in Net Assets Resulting from Operations	10,131
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were less than $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $337,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	637	688
Realized Net Gain (Loss)	1,846	(1,914)
Change in Unrealized Appreciation (Depreciation)	7,648	2,528
Net Increase (Decrease) in Net Assets Resulting from Operations	10,131	1,302
Distributions
Total Distributions	(661)	(690)
Capital Share Transactions
Issued	6,433	2,195
Issued in Lieu of Cash Distributions	—	—
Redeemed	(4,935)	(3,670)
Net Increase (Decrease) from Capital Share Transactions	1,498	(1,475)
Total Increase (Decrease)	10,968	(863)
Net Assets
Beginning of Period	40,194	41,057
End of Period	51,162	40,194

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,			February 13, 2018[1] to November 30, 2018
	2021	2020	2019
Net Asset Value, Beginning of Period	$89.32	$86.44	$78.25	$75.00
Investment Operations
Net Investment Income[2]	1.374	1.436	1.310	1.010
Net Realized and Unrealized Gain (Loss) on Investments	20.757	2.882	8.047	2.834
Total from Investment Operations	22.131	4.318	9.357	3.844
Distributions
Dividends from Net Investment Income	(1.431)	(1.438)	(1.167)	(.594)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.431)	(1.438)	(1.167)	(.594)
Net Asset Value, End of Period	$110.02	$89.32	$86.44	$78.25
Total Return	24.89%	5.38%	12.14%	5.09%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$51	$40	$41	$16
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.14%[3]	0.13%[4,5]
Ratio of Net Investment Income to Average Net Assets	1.28%	1.83%	1.62%	1.58%[4]
Portfolio Turnover Rate	64%[6]	54%[6]	49%	20%
1	Inception.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.13%.
4	Annualized.
5	The ratio of total expenses to average net assets before an expense reduction of 0.02% was 0.15%. The fund incurred higher than anticipated expenses, in which Vanguard voluntarily agreed to assume payment of certain expenses. The fund is not obligated to repay this amount to Vanguard.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF
Notes to Financial Statements
Vanguard U.S. Liquidity Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Liquidity Factor ETF
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Liquidity Factor ETF
For the year ended November 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2021, the fund had contributed to Vanguard capital in the amount of $2,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of November 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	50,899	—	15	50,914
Temporary Cash Investments	188	—	—	188
Total	51,087	—	15	51,102
Derivative Financial Instruments
Assets
Futures Contracts[1]	2	—	—	2
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

U.S. Liquidity Factor ETF
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	337
Total Distributable Earnings (Loss)	(337)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	153
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(1,086)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	12,669
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	661	690
Long-Term Capital Gains	—	—
Total	661	690
*	Includes short-term capital gains, if any.
As of November 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	38,432
Gross Unrealized Appreciation	14,230
Gross Unrealized Depreciation	(1,561)
Net Unrealized Appreciation (Depreciation)	12,669

U.S. Liquidity Factor ETF
E.	During the year ended November 30, 2021, the fund purchased $33,968,000 of investment securities and sold $32,426,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $1,081,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
F.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2021 Shares (000)	2020 Shares (000)

Issued	60	25
Issued in Lieu of Cash Distributions	—	—
Redeemed	(45)	(50)
Net Increase (Decrease) in Shares Outstanding	15	(25)
At November 30, 2021, one shareholder, a subsidiary of Vanguard, was the record or beneficial owner of 46% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to November 30, 2021, that would require recognition or disclosure in these financial statements.

U.S. Minimum Volatility ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2021
	One Year	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Minimum Volatility ETF Net Asset Value	17.22%	10.27%	$14,491
U.S. Minimum Volatility ETF Market Price	17.21	10.27	14,490
Russell 3000 Index	26.34	17.17	18,243
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2021
	One Year	Since Inception (2/13/2018)
U.S. Minimum Volatility ETF Market Price	17.21%	44.90%
U.S. Minimum Volatility ETF Net Asset Value	17.22	44.91
Russell 3000 Index	26.34	82.43
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Minimum Volatility ETF
Fund Allocation
As of November 30, 2021
Basic Materials	1.8%
Consumer Discretionary	12.7
Consumer Staples	6.9
Energy	1.9
Financials	9.1
Health Care	17.2
Industrials	7.2
Real Estate	1.5
Technology	23.9
Telecommunications	8.8
Utilities	9.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Minimum Volatility ETF
Financial Statements
Schedule of Investments
As of November 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Basic Materials (1.8%)
	Newmont Corp.	8,236	452
	Fastenal Co.	4,340	257
	Balchem Corp.	786	124
			833
Consumer Discretionary (12.7%)
	Costco Wholesale Corp.	1,547	834
	Dollar General Corp.	3,341	739
	Service Corp. International	10,111	669
*	Amazon.com Inc.	189	663
	Walmart Inc.	4,295	604
	Electronic Arts Inc.	4,768	592
	Domino's Pizza Inc.	1,076	564
*	Walt Disney Co.	1,872	271
*	Terminix Global Holdings Inc.	6,395	239
	Target Corp.	937	228
	Murphy USA Inc.	783	136
	Laureate Education Inc. Class A	13,474	135
*	Madison Square Garden Sports Corp.	545	94
*	QuinStreet Inc.	6,132	94
	Hasbro Inc.	745	72
*	Dollar Tree Inc.	184	25
			5,959
Consumer Staples (6.9%)
	Procter & Gamble Co.	5,059	731
	Hershey Co.	3,645	647
	Flowers Foods Inc.	24,762	639
	Colgate-Palmolive Co.	5,196	390
	Mondelez International Inc. Class A	5,089	300
	Church & Dwight Co. Inc.	2,909	260
	Hormel Foods Corp.	5,462	226
	Lancaster Colony Corp.	375	55
	John B Sanfilippo & Son Inc.	117	10
			3,258
Energy (1.9%)
	Williams Cos. Inc.	28,567	766
	Cheniere Energy Inc.	1,270	133
			899
Financials (9.1%)
	Marsh & McLennan Cos. Inc.	4,806	788
	Intercontinental Exchange Inc.	5,945	777
	Broadridge Financial Solutions Inc.	3,094	522
	CME Group Inc.	1,847	407
		Shares	Market Value• ($000)
*	Columbia Financial Inc.	21,545	393
	Waterstone Financial Inc.	18,268	379
	Stock Yards Bancorp Inc.	4,179	250
	Houlihan Lokey Inc. Class A	1,576	171
	Westamerica BanCorp.	2,915	157
	Arthur J Gallagher & Co.	916	149
	HarborOne Bancorp Inc.	7,498	104
	AMERISAFE Inc.	1,163	62
	Bank First Corp.	700	49
	Eastern Bankshares Inc.	1,815	37
*	Blue Foundry Bancorp	1,270	18
	Hingham Institution for Savings	30	12
			4,275
Health Care (17.1%)
	Eli Lilly & Co.	3,013	747
	Gilead Sciences Inc.	10,322	711
	Cerner Corp.	9,713	684
	Johnson & Johnson	4,290	669
	Pfizer Inc.	12,443	669
	Merck & Co. Inc.	8,606	645
	Baxter International Inc.	8,416	628
*	Regeneron Pharmaceuticals Inc.	984	626
	Amgen Inc.	2,896	576
*	HealthStream Inc.	23,872	554
	AbbVie Inc.	3,908	451
	Becton Dickinson and Co.	1,341	318
	Danaher Corp.	955	307
	Bristol-Myers Squibb Co.	3,023	162
	Zoetis Inc.	474	105
*	Veeva Systems Inc. Class A	357	101
*	Vertex Pharmaceuticals Inc.	534	100
			8,053
Industrials (7.1%)
	Expeditors International of Washington Inc.	6,176	751
	Accenture plc Class A	1,553	555
	Landstar System Inc.	2,729	460
	Illinois Tool Works Inc.	1,721	400
	Jack Henry & Associates Inc.	1,965	298
	Graco Inc.	3,598	262
	Sonoco Products Co.	4,460	259
*	FTI Consulting Inc.	1,019	149
	AptarGroup Inc.	1,228	147
	Toro Co.	792	80
			3,361
Real Estate (1.5%)
*	Equity Commonwealth	27,855	709

U.S. Minimum Volatility ETF
		Shares	Market Value• ($000)
Technology (23.8%)
*	Adobe Inc.	1,242	832
	Apple Inc.	4,957	819
	Microsoft Corp.	2,432	804
*	Alphabet Inc. Class A	277	786
	Oracle Corp.	8,616	782
*	Tyler Technologies Inc.	1,501	779
	Texas Instruments Inc.	3,765	724
*	TTM Technologies Inc.	51,610	711
*	Cadence Design Systems Inc.	3,581	636
*	Verint Systems Inc.	11,433	544
	Intuit Inc.	817	533
	Shutterstock Inc.	3,796	433
*	Meta Platforms Inc. Class A	1,225	398
*	Altair Engineering Inc. Class A	5,252	391
*	Super Micro Computer Inc.	9,100	377
*	Black Knight Inc.	5,037	360
	Amdocs Ltd.	4,198	293
*	Cirrus Logic Inc.	3,398	273
	Citrix Systems Inc.	3,273	263
*	PDF Solutions Inc.	2,577	77
	Dolby Laboratories Inc. Class A	856	71
	Analog Devices Inc.	361	65
*	Dell Technologies Inc. Class C	1,121	63
	VMware Inc. Class A	493	58
	American Software Inc. Class A	2,452	56
*	Rambus Inc.	1,834	49
	NortonLifeLock Inc.	1,606	40
	Intel Corp.	246	12
			11,229
Telecommunications (8.7%)
	Verizon Communications Inc.	15,024	755
*	T-Mobile US Inc.	6,689	728
	AT&T Inc.	30,117	688
*	Charter Communications Inc. Class A	751	485
	Comcast Corp. Class A	8,090	404
	Cable One Inc.	219	388
*	Liberty Broadband Corp. Class A	2,152	326
	Cisco Systems Inc.	3,774	207
*	Liberty Broadband Corp. Class C	654	101
		Shares	Market Value• ($000)
	Motorola Solutions Inc.	85	22
	Shenandoah Telecommunications Co.	351	9
			4,113
Utilities (8.9%)
	Republic Services Inc. Class A	6,160	815
	Consolidated Edison Inc.	9,156	711
	WEC Energy Group Inc.	7,372	641
	American Water Works Co. Inc.	3,149	531
	Duke Energy Corp.	4,820	467
	Waste Management Inc.	1,726	277
	CMS Energy Corp.	2,331	137
	American Electric Power Co. Inc.	1,613	131
	NextEra Energy Inc.	1,339	116
	Eversource Energy	1,342	110
	Xcel Energy Inc.	1,474	94
	Ameren Corp.	770	63
	Dominion Energy Inc.	588	42
	DTE Energy Co.	320	35
	American States Water Co.	305	29
			4,199
Total Common Stocks (Cost $39,666)			46,888
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[1]	Vanguard Market Liquidity Fund 0.077% (Cost $180)	1,796	179
Total Investments (99.9%) (Cost $39,846)			47,067
Other Assets and Liabilities—Net (0.1%)			62
Net Assets (100%)			47,129
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2021	8	183	7

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Statement of Assets and Liabilities
As of November 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $39,666)	46,888
Affiliated Issuers (Cost $180)	179
Total Investments in Securities	47,067
Investment in Vanguard	2
Cash Collateral Pledged—Futures Contracts	14
Receivables for Accrued Income	52
Total Assets	47,135
Liabilities
Payables to Vanguard	3
Variation Margin Payable—Futures Contracts	3
Total Liabilities	6
Net Assets	47,129
At November 30, 2021, net assets consisted of:

Paid-in Capital	48,100
Total Distributable Earnings (Loss)	(971)
Net Assets	47,129

Net Assets
Applicable to 470,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	47,129
Net Asset Value Per Share	$100.28

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Statement of Operations

Year Ended November 30, 2021
($000)
Investment Income
Income
Dividends	762
Interest[1]	—
Securities Lending—Net	1
Total Income	763
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	26
Marketing and Distribution	—
Custodian Fees	5
Auditing Fees	28
Shareholders’ Reports	5
Trustees’ Fees and Expenses	—
Total Expenses	64
Net Investment Income	699
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	6,328
Futures Contracts	58
Realized Net Gain (Loss)	6,386
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	903
Futures Contracts	(7)
Change in Unrealized Appreciation (Depreciation)	896
Net Increase (Decrease) in Net Assets Resulting from Operations	7,981
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were less than $1,000, less than $1,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $3,441,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	699	1,847
Realized Net Gain (Loss)	6,386	(7,471)
Change in Unrealized Appreciation (Depreciation)	896	688
Net Increase (Decrease) in Net Assets Resulting from Operations	7,981	(4,936)
Distributions
Total Distributions	(905)	(2,094)
Capital Share Transactions
Issued	1,451	29,188
Issued in Lieu of Cash Distributions	—	—
Redeemed	(18,000)	(56,656)
Net Increase (Decrease) from Capital Share Transactions	(16,549)	(27,468)
Total Increase (Decrease)	(9,473)	(34,498)
Net Assets
Beginning of Period	56,602	91,100
End of Period	47,129	56,602

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,			February 13, 2018[1] to November 30, 2018
	2021	2020	2019
Net Asset Value, Beginning of Period	$87.08	$91.10	$81.69	$75.00
Investment Operations
Net Investment Income[2]	1.374	1.779	2.632	1.887
Net Realized and Unrealized Gain (Loss) on Investments	13.497	(3.776)	8.996	5.677
Total from Investment Operations	14.871	(1.997)	11.628	7.564
Distributions
Dividends from Net Investment Income	(1.671)	(2.023)	(2.218)	(.874)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.671)	(2.023)	(2.218)	(.874)
Net Asset Value, End of Period	$100.28	$87.08	$91.10	$81.69
Total Return	17.22%	-1.99%	14.58%	10.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$47	$57	$91	$22
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	1.43%	2.14%	3.05%	2.90%[3]
Portfolio Turnover Rate	46%[4]	83%[4]	23%	5%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Notes to Financial Statements
Vanguard U.S. Minimum Volatility ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Minimum Volatility ETF
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Minimum Volatility ETF
For the year ended November 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2021, the fund had contributed to Vanguard capital in the amount of $2,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	3,441
Total Distributable Earnings (Loss)	(3,441)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition

U.S. Minimum Volatility ETF
of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	131
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(8,322)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	7,220
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	905	2,094
Long-Term Capital Gains	—	—
Total	905	2,094
*	Includes short-term capital gains, if any.
As of November 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	39,847
Gross Unrealized Appreciation	8,693
Gross Unrealized Depreciation	(1,473)
Net Unrealized Appreciation (Depreciation)	7,220
E.	During the year ended November 30, 2021, the fund purchased $24,805,000 of investment securities and sold $40,427,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $17,977,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
F.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2021 Shares (000)	2020 Shares (000)

Issued	15	350
Issued in Lieu of Cash Distributions	—	—
Redeemed	(195)	(700)
Net Increase (Decrease) in Shares Outstanding	(180)	(350)
G.	Management has determined that no events or transactions occurred subsequent to November 30, 2021, that would require recognition or disclosure in these financial statements.

U.S. Momentum Factor ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2021
	One Year	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Momentum Factor ETF Net Asset Value	25.01%	16.99%	$18,140
U.S. Momentum Factor ETF Market Price	24.99	16.99	18,140
Russell 3000 Index	26.34	17.17	18,243
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2021
	One Year	Since Inception (2/13/2018)
U.S. Momentum Factor ETF Market Price	24.99%	81.40%
U.S. Momentum Factor ETF Net Asset Value	25.01	81.40
Russell 3000 Index	26.34	82.43
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Momentum Factor ETF
Fund Allocation
As of November 30, 2021
Basic Materials	3.6%
Consumer Discretionary	14.4
Consumer Staples	1.8
Energy	11.6
Financials	22.5
Health Care	16.0
Industrials	14.1
Real Estate	0.7
Technology	13.2
Telecommunications	1.6
Utilities	0.5
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Momentum Factor ETF
Financial Statements
Schedule of Investments
As of November 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Basic Materials (3.5%)
	Nucor Corp.	7,952	845
	Steel Dynamics Inc.	13,050	780
	Olin Corp.	9,136	497
	Albemarle Corp.	1,657	442
	Ryerson Holding Corp.	12,918	303
*	TimkenSteel Corp.	20,561	294
	Mosaic Co.	8,164	279
	Verso Corp. Class A	13,057	276
	AdvanSix Inc.	6,056	274
	Avery Dennison Corp.	1,326	272
	Schnitzer Steel Industries Inc. Class A	5,465	263
*	Intrepid Potash Inc.	5,699	234
*,1	Meta Materials Inc.	57,033	209
*	Energy Fuels Inc.	23,908	208
*	Cleveland-Cliffs Inc.	8,356	170
*	Ur-Energy Inc.	112,849	168
*	Uranium Energy Corp.	37,067	145
	Freeport-McMoRan Inc.	3,862	143
	Southern Copper Corp.	2,301	135
	US Steel Corp.	5,668	128
	Tronox Holdings plc Class A	5,639	124
	CF Industries Holdings Inc.	1,813	110
	Chemours Co.	2,543	76
	Hecla Mining Co.	12,473	69
*	Amyris Inc.	9,356	64
	Celanese Corp. Class A	355	54
	Commercial Metals Co.	1,709	53
	Scotts Miracle-Gro Co.	349	51
	Valvoline Inc.	1,173	40
	Balchem Corp.	242	38
	Olympic Steel Inc.	1,449	30
			6,774
Consumer Discretionary (14.3%)
*	Tesla Inc.	1,411	1,615
	Target Corp.	6,224	1,518
	Ford Motor Co.	69,240	1,329
	eBay Inc.	12,724	858
*	Chipotle Mexican Grill Inc. Class A	476	782
	Macy's Inc.	22,775	649
*	Avis Budget Group Inc.	2,317	636
*	Crocs Inc.	3,594	590
	Interpublic Group of Cos. Inc.	17,585	584
	Lowe's Cos. Inc.	2,079	509
		Shares	Market Value• ($000)
	Tempur Sealy International Inc.	11,169	479
	Dick's Sporting Goods Inc.	3,619	425
*	Boot Barn Holdings Inc.	3,456	423
	H&R Block Inc.	16,108	381
	Bath & Body Works Inc.	5,023	377
	AMERCO	527	371
	MGM Resorts International	9,231	365
	Estee Lauder Cos. Inc. Class A	1,063	353
*	AutoNation Inc.	2,807	348
*	RH	550	321
*	Scientific Games Corp. Class A	4,972	318
	Costco Wholesale Corp.	568	306
*	Caesars Entertainment Inc.	3,385	305
*	Etsy Inc.	1,108	304
	Williams-Sonoma Inc.	1,546	301
*	Genesco Inc.	4,404	278
	Signet Jewelers Ltd.	2,793	271
	Dillard's Inc. Class A	983	269
	Clarus Corp.	9,884	261
*	Houghton Mifflin Harcourt Co.	16,757	261
*	Boyd Gaming Corp.	4,442	260
*	Chico's FAS Inc.	43,536	249
	Movado Group Inc.	5,432	244
	Shoe Carnival Inc.	6,186	242
*	Thryv Holdings Inc.	6,140	240
*	BJ's Wholesale Club Holdings Inc.	3,618	239
*	Golden Entertainment Inc.	5,141	236
*	Revolve Group Inc.	2,899	221
*	Liquidity Services Inc.	9,692	220
	RCI Hospitality Holdings Inc.	3,458	219
	Entravision Communications Corp. Class A	28,940	215
*	iHeartMedia Inc. Class A	10,817	212
*	Trade Desk Inc. Class A	2,018	209
*	Carvana Co. Class A	732	205
	Fox Corp. Class A	5,563	199
*	Capri Holdings Ltd.	3,257	193
	Papa John's International Inc.	1,556	190
*	SiteOne Landscape Supply Inc.	755	181
	International Game Technology plc	6,665	180
	A-Mark Precious Metals Inc.	2,585	179
*	Clear Channel Outdoor Holdings Inc.	57,416	176
	Scholastic Corp.	4,674	176

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
*	Gannett Co. Inc.	32,686	167
	Dollar General Corp.	734	162
*	Full House Resorts Inc.	18,110	162
*	Citi Trends Inc.	1,888	160
*	Conn's Inc.	7,239	158
[1]	Big 5 Sporting Goods Corp.	6,002	142
*	O'Reilly Automotive Inc.	222	142
*	Lovesac Co.	2,229	141
*	Everi Holdings Inc.	6,728	140
*	Deckers Outdoor Corp.	327	133
*	AutoZone Inc.	72	131
*	Dave & Buster's Entertainment Inc.	4,029	131
	Cato Corp. Class A	7,915	130
	Carriage Services Inc. Class A	2,497	129
	Red Rock Resorts Inc. Class A	2,691	128
*	YETI Holdings Inc.	1,348	124
*	Hovnanian Enterprises Inc. Class A	1,279	122
*	General Motors Co.	2,077	120
*	Floor & Decor Holdings Inc. Class A	909	117
	Caleres Inc.	4,921	116
*	Barnes & Noble Education Inc.	15,811	111
*	Century Casinos Inc.	8,222	107
*	Lululemon Athletica Inc.	236	107
*	Children's Place Inc.	1,193	103
	Hibbett Inc.	1,304	102
	Toll Brothers Inc.	1,607	102
*	XPEL Inc.	1,414	102
*	Mattel Inc.	4,756	101
	Camping World Holdings Inc. Class A	2,258	99
*	MarineMax Inc.	1,830	98
	Nexstar Media Group Inc. Class A	653	98
	Century Communities Inc.	1,355	96
	Thor Industries Inc.	838	89
	Pool Corp.	158	88
	Global Industrial Co.	2,173	87
*	Turtle Beach Corp.	3,040	82
*	Penn National Gaming Inc.	1,545	79
	John Wiley & Sons Inc. Class A	1,503	78
*	Monarch Casino & Resort Inc.	1,117	75
	Franchise Group Inc.	1,545	74
*	Fox Factory Holding Corp.	417	73
*	Clean Energy Fuels Corp.	10,006	72
*	Master Craft Boat Holdings Inc.	2,592	71
	Lennar Corp. Class A	666	70
	Hanesbrands Inc.	4,271	69
	Buckle Inc.	1,441	68
	Activision Blizzard Inc.	1,149	67
*	Green Brick Partners Inc.	2,664	66
	Winnebago Industries Inc.	902	65
	Rocky Brands Inc.	1,767	63
*	Bally's Corp.	1,615	62
*	National Vision Holdings Inc.	1,229	59
	Tractor Supply Co.	263	59
*	SeaWorld Entertainment Inc.	975	58
*	Wayfair Inc. Class A	234	58
	Interface Inc. Class A	4,017	57
	Churchill Downs Inc.	250	56
*	ODP Corp.	1,483	56
		Shares	Market Value• ($000)
*	LGI Homes Inc.	370	53
*	Malibu Boats Inc. Class A	768	53
*	Abercrombie & Fitch Co. Class A	1,423	51
	Group 1 Automotive Inc.	260	51
	KB Home	1,280	51
	Kontoor Brands Inc.	951	51
*	Coty Inc. Class A	5,172	50
*	M/I Homes Inc.	901	50
	Best Buy Co. Inc.	440	47
*	Fossil Group Inc.	3,894	47
*	Tri Pointe Homes Inc.	1,726	43
*	Duluth Holdings Inc. Class B	2,995	42
*	AMMO Inc.	6,745	42
*	Meritage Homes Corp.	360	41
*	Academy Sports & Outdoors Inc.	923	41
*	Adient plc	939	40
*	Five Below Inc.	191	39
*	Sonos Inc.	1,157	37
*	Entercom Communications Corp. Class A	14,832	37
*	Mesa Air Group Inc.	4,892	35
	Qurate Retail Inc. Series A	4,347	35
	Haverty Furniture Cos. Inc.	1,149	34
	Lithia Motors Inc. Class A	117	34
*	CarParts.com Inc.	2,470	31
*	Party City Holdco Inc.	5,245	29
			27,318
Consumer Staples (1.8%)
	Albertsons Cos. Inc. Class A	15,228	536
	Philip Morris International Inc.	5,007	430
	Ingles Markets Inc. Class A	5,184	398
*	United Natural Foods Inc.	7,184	357
	Coca-Cola Consolidated Inc.	414	236
*	Celsius Holdings Inc.	3,308	226
*	Pilgrim's Pride Corp.	7,443	209
*	Beauty Health Co.	4,871	127
*	Hostess Brands Inc. Class A	7,437	126
*	PLBY Group Inc.	3,187	122
*	Freshpet Inc.	852	92
	National Beverage Corp.	1,681	87
	MGP Ingredients Inc.	1,043	81
*	Whole Earth Brands Inc.	6,169	65
*	22nd Century Group Inc.	24,075	61
	Medifast Inc.	282	58
	Fresh Del Monte Produce Inc.	2,157	54
	Bunge Ltd.	531	46
*	Hain Celestial Group Inc.	1,135	45
*	Darling Ingredients Inc.	475	32
			3,388
Energy (11.5%)
	ConocoPhillips	24,491	1,718
	EOG Resources Inc.	18,538	1,613
	Schlumberger NV	40,180	1,152
	Exxon Mobil Corp.	16,598	993
	Targa Resources Corp.	15,455	798
	ONEOK Inc.	12,316	737
	Devon Energy Corp.	16,313	686
	Cheniere Energy Inc.	6,224	652
	Williams Cos. Inc.	18,991	509
*	Denbury Inc.	6,042	481
	Diamondback Energy Inc.	4,303	459
	Ovintiv Inc. (XNYS)	12,077	420
	Continental Resources Inc.	9,277	411

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
	Pioneer Natural Resources Co.	2,173	387
*	Enphase Energy Inc.	1,494	374
	Occidental Petroleum Corp.	12,025	357
*	Range Resources Corp.	17,608	344
	Marathon Oil Corp.	21,929	340
	Marathon Petroleum Corp.	5,467	333
*	Antero Resources Corp.	18,420	323
	Civitas Resources Inc.	5,529	283
	SM Energy Co.	9,648	280
	Northern Oil and Gas Inc.	12,871	262
	Murphy Oil Corp.	9,729	259
	Patterson-UTI Energy Inc.	36,618	259
*	Aemetis Inc.	13,015	244
*	Peabody Energy Corp.	24,510	244
	Baker Hughes Co. Class A	10,337	241
	Arch Resources Inc.	2,906	225
	Matador Resources Co.	5,713	224
*	Whiting Petroleum Corp.	3,443	223
*	CONSOL Energy Inc.	9,952	218
*	ChampionX Corp.	10,472	214
	Oasis Petroleum Inc.	1,748	210
*	Nabors Industries Ltd. (XNYS)	2,569	209
	Brigham Minerals Inc. Class A	9,949	207
*	Centrus Energy Corp. Class A	3,734	207
	Altus Midstream Co. Class A	3,249	206
*	Callon Petroleum Co.	4,048	206
	Antero Midstream Corp.	19,718	191
*	Laredo Petroleum Inc.	3,233	190
	APA Corp.	7,123	184
	California Resources Corp.	4,537	177
*	Earthstone Energy Inc. Class A	17,164	175
	PDC Energy Inc.	3,452	174
	Magnolia Oil & Gas Corp. Class A	9,052	172
*	Centennial Resource Development Inc. Class A	27,147	169
*	Tellurian Inc.	51,618	168
*	Plug Power Inc.	4,197	167
*	Comstock Resources Inc.	20,180	163
*	W&T Offshore Inc.	46,379	160
*	TETRA Technologies Inc.	60,958	159
	Hess Corp.	2,108	157
	Berry Corp.	19,029	155
	Cactus Inc. Class A	4,080	149
*	Newpark Resources Inc.	50,914	139
	Helmerich & Payne Inc.	5,961	134
*	Ameresco Inc. Class A	1,334	121
*	Green Plains Inc.	2,989	116
*	Oceaneering International Inc.	10,689	114
*	Southwestern Energy Co.	25,243	113
	Halliburton Co.	4,939	107
*	Contango Oil & Gas Co.	30,529	106
*	NexTier Oilfield Solutions Inc.	27,455	99
*	Oil States International Inc.	19,439	98
*	Gevo Inc.	16,343	94
*	RPC Inc.	22,858	92
*	FTS International Inc. Class A	3,438	91
*	FuelCell Energy Inc.	10,168	88
	Equitrans Midstream Corp.	8,733	84
*	National Energy Services Reunited Corp.	6,569	65
*	SunPower Corp.	1,805	52
*	Renewable Energy Group Inc.	785	38
	Coterra Energy Inc.	1,693	34
		Shares	Market Value• ($000)
*	Liberty Oilfield Services Inc. Class A	3,091	28
			22,031
Financials (22.4%)
	Blackstone Inc.	14,215	2,011
	Morgan Stanley	19,872	1,884
	Charles Schwab Corp.	23,445	1,814
	Wells Fargo & Co.	37,624	1,798
	American Financial Group Inc.	12,744	1,703
	American International Group Inc.	30,264	1,592
	PNC Financial Services Group Inc.	7,336	1,445
	MSCI Inc. Class A	2,129	1,340
	Goldman Sachs Group Inc.	3,014	1,148
	Pinnacle Financial Partners Inc.	11,270	1,075
	T Rowe Price Group Inc.	5,367	1,073
	ServisFirst Bancshares Inc.	13,107	1,054
	Aon plc Class A (XNYS)	3,264	965
	Hartford Financial Services Group Inc.	12,594	832
	First Republic Bank	3,871	812
*	Customers Bancorp Inc.	12,703	732
	Berkshire Hills Bancorp Inc.	26,550	709
	Western Alliance Bancorp	5,815	638
	Signature Bank	2,063	624
*	SVB Financial Group	844	584
	Ally Financial Inc.	12,477	572
	Marsh & McLennan Cos. Inc.	3,378	554
*	Credit Acceptance Corp.	863	539
	Old Republic International Corp.	20,127	482
	Affiliated Managers Group Inc.	2,716	462
	Bank OZK	9,989	447
	Nasdaq Inc.	2,140	435
	Comerica Inc.	5,036	416
	Citizens Financial Group Inc.	8,386	396
	Chubb Ltd.	2,144	385
	Invesco Ltd.	16,901	377
*	Silvergate Capital Corp. Class A	1,820	372
*	Bancorp Inc.	12,746	360
	HCI Group Inc.	3,253	359
	East West Bancorp Inc.	4,627	356
	PacWest Bancorp	7,959	356
	Bank of America Corp.	7,964	354
	Bank of New York Mellon Corp.	6,277	344
	Evercore Inc. Class A	2,478	344
	Flushing Financial Corp.	14,516	343
	Assured Guaranty Ltd.	6,699	328
	KKR & Co. Inc.	4,372	325
*	Triumph Bancorp Inc.	2,407	307
*	Encore Capital Group Inc.	5,212	304
	Navient Corp.	15,386	304
	UMB Financial Corp.	2,912	293
	Jefferies Financial Group Inc.	7,762	292
	Eagle Bancorp Inc.	4,787	270
	BlackRock Inc.	296	268
	Meta Financial Group Inc.	4,471	267
*	LendingClub Corp.	8,144	266
*	Marathon Digital Holdings Inc.	5,147	263
	Northfield Bancorp Inc.	14,771	249
*	World Acceptance Corp.	1,201	247

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
	Cullen/Frost Bankers Inc.	1,924	242
	Janus Henderson Group plc	5,632	241
*	Metropolitan Bank Holding Corp.	2,312	219
*	MBIA Inc.	18,497	218
	Live Oak Bancshares Inc.	2,393	213
	Towne Bank	6,902	211
	Discover Financial Services	1,950	210
	Tradeweb Markets Inc. Class A	2,159	207
	Prudential Financial Inc.	1,863	191
*	EZCorp. Inc. Class A	25,487	189
	Hancock Whitney Corp.	3,906	187
	Regional Management Corp.	3,255	184
*	Enova International Inc.	4,263	163
	ConnectOne Bancorp Inc.	4,941	161
	Raymond James Financial Inc.	1,621	159
	BankUnited Inc.	3,943	156
	Byline Bancorp Inc.	6,017	156
	Hanmi Financial Corp.	6,756	152
	Sculptor Capital Management Inc. Class A	7,838	142
	Fifth Third Bancorp	3,309	139
	Houlihan Lokey Inc. Class A	1,216	132
	Cohen & Steers Inc.	1,438	129
	Ares Management Corp. Class A	1,577	128
	Kearny Financial Corp.	9,359	119
	Sandy Spring Bancorp Inc.	2,529	119
	Cincinnati Financial Corp.	1,021	116
	Brightsphere Investment Group Inc.	3,762	113
	Curo Group Holdings Corp.	6,543	109
	Cowen Inc. Class A	2,965	105
	First Citizens BancShares Inc. Class A	127	102
	Federal Agricultural Mortgage Corp. Class C	819	100
	Preferred Bank	1,462	100
	S&P Global Inc.	217	99
	First Bancorp (XNGS)	2,112	94
*	Mr Cooper Group Inc.	2,340	92
	Central Pacific Financial Corp.	2,983	80
	Morningstar Inc.	254	79
	QCR Holdings Inc.	1,417	76
	First Financial Bancorp	3,250	75
	Dime Community Bancshares Inc.	2,193	75
	Arthur J Gallagher & Co.	452	74
	Goosehead Insurance Inc. Class A	556	73
	Carlyle Group Inc.	1,270	69
	Kinsale Capital Group Inc.	320	67
	PennyMac Financial Services Inc.	923	58
	MetLife Inc.	964	57
	Hamilton Lane Inc. Class A	529	56
	JPMorgan Chase & Co.	355	56
	HarborOne Bancorp Inc.	3,948	55
	OneMain Holdings Inc.	1,070	53
	US Bancorp	966	53
	Univest Financial Corp.	1,923	53
	Intercontinental Exchange Inc.	378	49
	B Riley Financial Inc.	592	46
	Origin Bancorp Inc.	1,067	45
		Shares	Market Value• ($000)
	Virtus Investment Partners Inc.	134	40
	SLM Corp.	2,074	37
	FirstCash Inc.	435	28
			42,820
Health Care (16.0%)
*	Moderna Inc.	7,644	2,694
	HCA Healthcare Inc.	8,128	1,834
	Eli Lilly & Co.	6,083	1,509
*	DexCom Inc.	2,554	1,437
	Bruker Corp.	9,817	795
*	IDEXX Laboratories Inc.	1,296	788
	Danaher Corp.	2,216	713
*	Edwards Lifesciences Corp.	5,659	607
*	Shockwave Medical Inc.	3,343	603
*	Repligen Corp.	1,960	562
*	Inotiv Inc.	10,296	535
*	Tenet Healthcare Corp.	6,918	504
*	Prestige Consumer Healthcare Inc.	8,305	465
*	OptimizeRx Corp.	6,566	427
*	Omnicell Inc.	2,332	413
	Agilent Technologies Inc.	2,481	374
*	Align Technology Inc.	590	361
*	Intellia Therapeutics Inc.	3,114	358
	Pfizer Inc.	6,612	355
*	Biohaven Pharmaceutical Holding Co. Ltd.	3,090	347
*	CorVel Corp.	1,753	330
*	Apollo Medical Holdings Inc.	3,123	293
*,1	Senseonics Holdings Inc.	92,186	289
	Bio-Techne Corp.	610	288
*	Avantor Inc.	7,125	281
*	Horizon Therapeutics plc	2,595	269
*	Laboratory Corp. of America Holdings	923	263
	ResMed Inc.	992	253
*	Joint Corp.	3,111	249
*	IQVIA Holdings Inc.	947	245
*	Cerevel Therapeutics Holdings Inc.	7,846	245
*	Avid Bioservices Inc.	7,912	242
*	Zentalis Pharmaceuticals Inc.	2,955	242
*	Prothena Corp. plc	4,681	235
*	Charles River Laboratories International Inc.	637	233
*,1	Cassava Sciences Inc.	4,347	232
*	Dynavax Technologies Corp.	14,305	231
*	Anavex Life Sciences Corp.	11,870	230
*	Gritstone bio Inc.	17,331	229
	Anthem Inc.	556	226
*	Atossa Therapeutics Inc.	97,060	220
*	Innoviva Inc.	12,681	212
*	Celldex Therapeutics Inc.	5,489	209
*	Oramed Pharmaceuticals Inc.	10,361	199
*	BioCryst Pharmaceuticals Inc.	16,360	197
*	Intuitive Surgical Inc.	606	197
*	Ocugen Inc.	30,814	195
*	AngioDynamics Inc.	7,168	185
*	Acadia Healthcare Co. Inc.	3,141	176
*	Surgery Partners Inc.	3,944	175
*	IVERIC bio Inc.	11,868	173
	West Pharmaceutical Services Inc.	384	170
*	Morphic Holding Inc.	3,536	169
	Owens & Minor Inc.	4,115	165
*	Varex Imaging Corp.	5,721	163

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
*	EyePoint Pharmaceuticals Inc.	10,249	162
*	Arvinas Inc.	1,950	147
*	Alnylam Pharmaceuticals Inc.	785	144
*,1	Cortexyme Inc.	10,990	143
*	PAVmed Inc.	38,559	141
*	Cytokinetics Inc.	3,541	139
*	Novavax Inc.	665	139
*	Fulgent Genetics Inc.	1,491	139
*	Brooklyn ImmunoTherapeutics Inc.	23,288	139
*	Fulcrum Therapeutics Inc.	9,533	138
*	Enanta Pharmaceuticals Inc.	1,557	137
*	Lexicon Pharmaceuticals Inc.	29,980	137
*	Lantheus Holdings Inc.	4,987	134
*	STAAR Surgical Co.	1,397	133
*	Asensus Surgical Inc.	97,419	131
	Select Medical Holdings Corp.	4,675	126
*	Veeva Systems Inc. Class A	440	124
*	Evolent Health Inc. Class A	4,625	120
*,1	Greenwich Lifesciences Inc.	3,745	118
*	Curis Inc.	23,703	116
*	ViewRay Inc.	22,597	116
*	DaVita Inc.	1,221	115
*,1	Citius Pharmaceuticals Inc.	67,528	114
*	Inspire Medical Systems Inc.	506	113
*	Intra-Cellular Therapies Inc.	2,780	113
*	VistaGen Therapeutics Inc.	58,490	113
*	Natera Inc.	1,165	107
*	Beam Therapeutics Inc.	1,322	105
*	Catalent Inc.	810	104
*	Alkermes plc	4,624	101
*	MannKind Corp.	21,693	100
*	Aclaris Therapeutics Inc.	7,632	98
*	Tandem Diabetes Care Inc.	734	94
*	Community Health Systems Inc.	7,759	93
*	Insulet Corp.	323	93
*	Fate Therapeutics Inc.	1,658	91
*	Inhibrx Inc.	2,199	89
	LeMaitre Vascular Inc.	1,861	87
*	Heska Corp.	521	84
*	Ideaya Biosciences Inc.	3,714	82
*	Myriad Genetics Inc.	3,116	81
*	Pacific Biosciences of California Inc.	3,450	80
*	Alector Inc.	3,610	75
*	Masimo Corp.	266	74
*	Twist Bioscience Corp.	772	74
*	Brookdale Senior Living Inc.	12,205	71
*	Rigel Pharmaceuticals Inc.	24,604	66
*	Kodiak Sciences Inc.	695	64
*	AtriCure Inc.	998	63
*	R1 RCM Inc.	2,602	62
*	RadNet Inc.	2,275	61
*	Affimed NV	8,913	61
*	MEDNAX Inc.	2,329	57
*	Medpace Holdings Inc.	270	56
*	Outlook Therapeutics Inc.	37,327	56
*	Castle Biosciences Inc.	1,298	54
*	SpringWorks Therapeutics Inc.	727	52
*	Meridian Bioscience Inc.	2,545	51
*	Penumbra Inc.	204	50
*	United Therapeutics Corp.	266	50
	Zoetis Inc.	225	50
*	ImmunoGen Inc.	7,737	48
		Shares	Market Value• ($000)
*	Rubius Therapeutics Inc.	3,708	46
*	Veracyte Inc.	1,112	46
*	Novocure Ltd.	489	46
*,1	Retractable Technologies Inc.	5,156	45
	STERIS plc	199	43
*	HealthStream Inc.	1,796	42
*	Crinetics Pharmaceuticals Inc.	1,492	41
*	TG Therapeutics Inc.	2,650	40
	Thermo Fisher Scientific Inc.	63	40
*	Option Care Health Inc.	1,565	40
	Abbott Laboratories	299	38
*	Quanterix Corp.	962	38
*	LHC Group Inc.	327	37
*	Verastem Inc.	13,868	37
*	Ampio Pharmaceuticals Inc.	31,519	36
*	Marinus Pharmaceuticals Inc.	3,223	36
*	Lineage Cell Therapeutics Inc.	15,558	35
*	Cutera Inc.	879	31
*	Vericel Corp.	811	30
*	ClearPoint Neuro Inc.	2,176	30
*	Seelos Therapeutics Inc.	16,831	29
			30,472
Industrials (14.1%)
	Johnson Controls International plc	33,706	2,520
	Capital One Financial Corp.	11,918	1,675
	Carrier Global Corp.	18,163	983
	Deere & Co.	2,619	905
	Eaton Corp. plc	4,462	723
	Automatic Data Processing Inc.	3,113	719
*	Square Inc. Class A	3,161	659
	American Express Co.	4,123	628
	General Electric Co.	5,344	508
*	Waters Corp.	1,484	487
	Eagle Materials Inc.	3,024	466
	Equifax Inc.	1,658	462
*	Generac Holdings Inc.	1,057	445
*	Cross Country Healthcare Inc.	16,571	433
*	PayPal Holdings Inc.	2,256	417
	Zurn Water Solutions Corp.	11,855	415
	Northrop Grumman Corp.	1,128	393
*	Veritiv Corp.	2,997	378
*	AMN Healthcare Services Inc.	3,303	377
*	Bill.Com Holdings Inc.	1,339	376
*	Aspen Aerogels Inc.	6,279	359
*	Chart Industries Inc.	2,003	350
	United Parcel Service Inc. Class B	1,722	342
	nVent Electric plc	9,127	318
	General Dynamics Corp.	1,678	317
*	WESCO International Inc.	2,557	317
	Pentair plc	4,242	313
	Sealed Air Corp.	4,928	306
	Watts Water Technologies Inc. Class A	1,619	306
*	Atkore Inc.	2,817	300
*	Donnelley Financial Solutions Inc.	6,315	295
	Robert Half International Inc.	2,646	294
*	Trex Co. Inc.	2,131	283
	CRA International Inc.	3,030	279
	Acuity Brands Inc.	1,312	264
	Quanta Services Inc.	2,227	253
	Synchrony Financial	5,602	251
	Herc Holdings Inc.	1,404	239
*	Safe Bulkers Inc.	65,656	238

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
	Accenture plc Class A	659	236
	Genco Shipping & Trading Ltd.	14,794	228
*	Ranpak Holdings Corp. Class A	5,613	222
	Norfolk Southern Corp.	828	220
*	MYR Group Inc.	1,959	217
	Shyft Group Inc.	4,309	209
	EnPro Industries Inc.	1,978	202
*	BlueLinx Holdings Inc.	2,534	179
	Eagle Bulk Shipping Inc.	4,428	177
	Korn Ferry	2,392	174
	Regal Rexnord Corp.	1,084	171
*	TopBuild Corp.	622	168
*	Atlanticus Holdings Corp.	2,679	159
	Helios Technologies Inc.	1,577	158
	Costamare Inc.	12,930	155
	Valmont Industries Inc.	638	152
	Carlisle Cos. Inc.	662	149
	Kforce Inc.	1,944	149
	Fortune Brands Home & Security Inc.	1,354	136
*	Saia Inc.	410	136
*	ExlService Holdings Inc.	1,039	135
*	Keysight Technologies Inc.	694	135
	Old Dominion Freight Line Inc.	375	133
	Textron Inc.	1,831	130
	Kadant Inc.	479	112
	ArcBest Corp.	1,074	111
	Heidrick & Struggles International Inc.	2,516	109
	Trane Technologies plc	585	109
*	NV5 Global Inc.	822	108
	Advanced Drainage Systems Inc.	846	105
*	Middleby Corp.	591	103
*	Textainer Group Holdings Ltd.	3,137	102
*	Builders FirstSource Inc.	1,450	101
	Greenbrier Cos. Inc.	2,493	100
	Maxar Technologies Inc.	3,610	99
*	CryoPort Inc.	1,475	98
*	Axon Enterprise Inc.	562	95
	AGCO Corp.	751	83
*	Paylocity Holding Corp.	317	80
*	Cornerstone Building Brands Inc.	4,859	76
*	Energy Recovery Inc.	3,545	75
	Ryder System Inc.	877	73
*	XPO Logistics Inc.	992	72
*	API Group Corp.	3,078	72
*	Masonite International Corp.	655	70
*	MasTec Inc.	764	70
	Cintas Corp.	162	68
	Mastercard Inc. Class A	214	67
	Pitney Bowes Inc.	9,481	65
	Installed Building Products Inc.	488	63
*	Triumph Group Inc.	3,400	57
	Brunswick Corp.	597	56
	MKS Instruments Inc.	359	55
*	TrueBlue Inc.	2,130	55
*	Construction Partners Inc. Class A	1,466	51
	EMCOR Group Inc.	428	51
*	Resideo Technologies Inc.	1,918	50
	Franklin Electric Co. Inc.	535	47
		Shares	Market Value• ($000)
*	Montrose Environmental Group Inc.	642	47
*	Titan Machinery Inc.	1,346	45
*	Mohawk Industries Inc.	262	44
	Patrick Industries Inc.	558	44
	Exponent Inc.	353	41
*	Zebra Technologies Corp. Class A	70	41
*	Titan International Inc.	5,223	36
*	Teekay Corp.	10,401	35
	Cognex Corp.	429	33
*	Commercial Vehicle Group Inc.	3,666	31
*	GreenBox POS	5,490	29
			26,857
Real Estate (0.7%)
*	Jones Lang LaSalle Inc.	2,528	594
	Newmark Group Inc. Class A	13,001	209
*	Radius Global Infrastructure Inc. Class A (XNMS)	8,491	140
	eXp World Holdings Inc.	2,495	92
*	Redfin Corp.	2,073	84
*	Zillow Group Inc. Class C	1,287	70
*	CoStar Group Inc.	736	57
*	Realogy Holdings Corp.	3,022	46
*	CBRE Group Inc. Class A	400	38
			1,330
Technology (13.1%)
	Oracle Corp.	20,146	1,828
	NVIDIA Corp.	4,728	1,545
*	Alphabet Inc. Class C	468	1,333
	Microsoft Corp.	3,682	1,217
	Intuit Inc.	1,844	1,203
	Apple Inc.	6,181	1,022
*	Alphabet Inc. Class A	312	885
	Applied Materials Inc.	4,819	709
*	Synaptics Inc.	2,371	669
*	Fortinet Inc.	1,943	645
*	Atlassian Corp. plc Class A	1,712	644
*	Cloudflare Inc. Class A	2,907	547
*	Gartner Inc.	1,687	527
*	Crowdstrike Holdings Inc. Class A	2,211	480
*	Asana Inc. Class A	4,315	449
*	HubSpot Inc.	535	432
*	Perficient Inc.	2,959	405
*	Advanced Micro Devices Inc.	2,434	385
*	Palantir Technologies Inc. Class A	17,993	372
*	EPAM Systems Inc.	581	354
*	Rapid7 Inc.	2,715	337
*	Teradata Corp.	7,692	334
	Lam Research Corp.	463	315
*	Palo Alto Networks Inc.	566	310
*	Workiva Inc. Class A	2,218	309
	Entegris Inc.	2,074	303
*	Grid Dynamics Holdings Inc.	6,861	269
*	Arrow Electronics Inc.	2,081	253
*	MicroStrategy Inc. Class A	348	251
*	Ziff Davis Inc.	2,167	247
*	Zscaler Inc.	705	245
*	MongoDB Inc. Class A	484	241
*	Rimini Street Inc.	34,798	230
	NortonLifeLock Inc.	9,132	227
*	Identiv Inc.	8,554	197
*	Digital Turbine Inc.	3,548	188

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
*	DocuSign Inc. Class A	751	185
*	Dropbox Inc. Class A	6,969	171
*	Datadog Inc. Class A	910	162
*	SPS Commerce Inc.	1,108	156
	Teradyne Inc.	1,014	155
*	Cadence Design Systems Inc.	870	154
*	Ultra Clean Holdings Inc.	2,733	150
*	Sitime Corp.	495	148
*	Veritone Inc.	5,538	142
*	MACOM Technology Solutions Holdings Inc. Class H	1,915	138
	KLA Corp.	334	136
*	Globant SA	496	131
*	Twitter Inc.	2,885	127
*	Lattice Semiconductor Corp.	1,629	124
*	3D Systems Corp.	5,450	124
*	Avid Technology Inc.	3,824	123
*	Mimecast Ltd.	1,514	123
*	DXC Technology Co.	4,054	122
	Monolithic Power Systems Inc.	197	109
*	Box Inc. Class A	4,559	107
*	FormFactor Inc.	2,473	104
	Vertiv Holdings Co. Class A	3,978	102
*	IAC/InterActiveCorp.	754	101
*	Paycom Software Inc.	226	99
*	Atomera Inc.	4,064	98
*	Coupa Software Inc.	482	95
	Shutterstock Inc.	827	94
*	Sprout Social Inc. Class A	829	93
	Broadcom Inc.	154	85
*	Okta Inc.	393	85
*	RingCentral Inc. Class A	393	85
	Bentley Systems Inc. Class B	1,738	83
	NetApp Inc.	913	81
*	Upwork Inc.	2,046	76
*	Domo Inc. Class B	1,034	75
*	Manhattan Associates Inc.	476	74
*	Ambarella Inc.	386	69
*	Qorvo Inc.	446	65
*	TechTarget Inc.	674	65
*	SecureWorks Corp. Class A	3,472	62
*	Avaya Holdings Corp.	3,013	59
*	II-VI Inc.	911	57
*	Synopsys Inc.	158	54
	Skyworks Solutions Inc.	349	53
*	Cerence Inc.	669	50
*	Novanta Inc.	298	48
	KBR Inc.	1,052	46
*	Unisys Corp.	2,526	46
*	Agilysys Inc.	984	43
*	CEVA Inc.	935	41
	TD SYNNEX Corp.	355	37
*	Magnite Inc.	1,920	34
*	LivePerson Inc.	790	30
*	Everbridge Inc.	259	29
			25,012
		Shares	Market Value• ($000)
Telecommunications (1.6%)
	Cisco Systems Inc.	7,506	412
	Motorola Solutions Inc.	1,286	326
*	WideOpenWest Inc.	13,361	248
*	Calix Inc.	3,583	240
*	Arista Networks Inc.	1,899	236
*	Charter Communications Inc. Class A	351	227
*	IDT Corp. Class B	3,963	215
*	Anterix Inc.	3,523	212
*	Extreme Networks Inc.	11,912	161
*	Globalstar Inc.	104,932	146
*	T-Mobile US Inc.	1,223	133
*	Gogo Inc.	8,866	114
*	Clearfield Inc.	1,328	86
	Ubiquiti Inc.	249	74
*	Consolidated Communications Holdings Inc.	9,242	69
*	Aviat Networks Inc.	1,721	54
	Cable One Inc.	27	48
*	Infinera Corp.	5,709	46
*	Roku Inc.	137	31
			3,078
Utilities (0.5%)
	Waste Management Inc.	5,264	846
*	Evoqua Water Technologies Corp.	1,097	49
			895
Total Common Stocks (Cost $158,132)			189,975
Temporary Cash Investments (1.0%)
Money Market Fund (1.0%)
[2,3]	Vanguard Market Liquidity Fund, 0.077% (Cost $1,908)	19,077	1,908
Total Investments (100.5%) (Cost $160,040)			191,883
Other Assets and Liabilities—Net (-0.5%)			(967)
Net Assets (100%)			190,916
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,042,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $1,151,000 was received for securities on loan.

U.S. Momentum Factor ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2021	3	685	12
Micro E-mini S&P 500 Index	December 2021	4	91	4
				16

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Statement of Assets and Liabilities
As of November 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $158,132)	189,975
Affiliated Issuers (Cost $1,908)	1,908
Total Investments in Securities	191,883
Investment in Vanguard	6
Cash	156
Cash Collateral Pledged—Futures Contracts	46
Receivables for Accrued Income	167
Receivables for Capital Shares Issued	3,303
Total Assets	195,561
Liabilities
Payables for Investment Securities Purchased	3,469
Collateral for Securities on Loan	1,151
Payables to Vanguard	11
Variation Margin Payable—Futures Contracts	14
Total Liabilities	4,645
Net Assets	190,916
At November 30, 2021, net assets consisted of:

Paid-in Capital	163,272
Total Distributable Earnings (Loss)	27,644
Net Assets	190,916

Net Assets
Applicable to 1,445,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	190,916
Net Asset Value Per Share	$132.12

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Statement of Operations

Year Ended November 30, 2021
($000)
Investment Income
Income
Dividends	1,282
Interest[1]	—
Securities Lending—Net	29
Total Income	1,311
Expenses
The Vanguard Group—Note B
Investment Advisory Services	85
Management and Administrative	21
Marketing and Distribution	3
Custodian Fees	13
Auditing Fees	31
Shareholders’ Reports	5
Trustees’ Fees and Expenses	—
Total Expenses	158
Net Investment Income	1,153
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(49)
Futures Contracts	96
Realized Net Gain (Loss)	47
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	16,403
Futures Contracts	—
Change in Unrealized Appreciation (Depreciation)	16,403
Net Increase (Decrease) in Net Assets Resulting from Operations	17,603
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were less than $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $2,683,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,153	278
Realized Net Gain (Loss)	47	4,610
Change in Unrealized Appreciation (Depreciation)	16,403	10,414
Net Increase (Decrease) in Net Assets Resulting from Operations	17,603	15,302
Distributions
Total Distributions	(717)	(299)
Capital Share Transactions
Issued	124,004	25,852
Issued in Lieu of Cash Distributions	—	—
Redeemed	(8,454)	(14,317)
Net Increase (Decrease) from Capital Share Transactions	115,550	11,535
Total Increase (Decrease)	132,436	26,538
Net Assets
Beginning of Period	58,480	31,942
End of Period	190,916	58,480

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,			February 13, 2018[1] to November 30, 2018
	2021	2020	2019
Net Asset Value, Beginning of Period	$106.33	$85.18	$76.73	$75.00
Investment Operations
Net Investment Income[2]	1.227	.552	.985	.538
Net Realized and Unrealized Gain (Loss) on Investments	25.325	21.279	8.336	1.489
Total from Investment Operations	26.552	21.831	9.321	2.027
Distributions
Dividends from Net Investment Income	(.762)	(.681)	(.871)	(.297)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.762)	(.681)	(.871)	(.297)
Net Asset Value, End of Period	$132.12	$106.33	$85.18	$76.73
Total Return	25.01%	25.91%	12.25%	2.67%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$191	$58	$32	$33
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	0.95%	0.62%	1.24%	0.83%[3]
Portfolio Turnover Rate	103%[4]	115%[4]	118%	53%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Notes to Financial Statements
Vanguard U.S. Momentum Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Momentum Factor ETF
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Momentum Factor ETF
For the year ended November 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2021, the fund had contributed to Vanguard capital in the amount of $6,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	2,683
Total Distributable Earnings (Loss)	(2,683)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of

U.S. Momentum Factor ETF
unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	523
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(4,512)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	31,633
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	717	299
Long-Term Capital Gains	—	—
Total	717	299
*	Includes short-term capital gains, if any.
As of November 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	160,251
Gross Unrealized Appreciation	37,044
Gross Unrealized Depreciation	(5,411)
Net Unrealized Appreciation (Depreciation)	31,633
E.	During the year ended November 30, 2021, the fund purchased $248,422,000 of investment securities and sold $132,757,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $8,433,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2021, such purchases were $25,000 and sales were $0, resulting in net realized gain (loss) of $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

U.S. Momentum Factor ETF
F.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2021 Shares (000)	2020 Shares (000)

Issued	960	325
Issued in Lieu of Cash Distributions	—	—
Redeemed	(65)	(150)
Net Increase (Decrease) in Shares Outstanding	895	175
At November 30, 2021, one shareholder was a record or beneficial owner of 27% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to November 30, 2021, that would require recognition or disclosure in these financial statements.

U.S. Multifactor ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2021
	One Year	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Multifactor ETF Net Asset Value	31.43%	10.51%	$14,612
U.S. Multifactor ETF Market Price	31.32	10.52	14,616
Russell 3000 Index	26.34	17.17	18,243
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2021
	One Year	Since Inception (2/13/2018)
U.S. Multifactor ETF Market Price	31.32%	46.16%
U.S. Multifactor ETF Net Asset Value	31.43	46.12
Russell 3000 Index	26.34	82.43
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Multifactor ETF
Fund Allocation
As of November 30, 2021
Basic Materials	4.2%
Consumer Discretionary	19.0
Consumer Staples	5.9
Energy	9.1
Financials	24.6
Health Care	10.6
Industrials	16.0
Real Estate	0.1
Technology	9.2
Telecommunications	1.3
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Multifactor ETF
Financial Statements
Schedule of Investments
As of November 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Basic Materials (4.1%)
	Freeport-McMoRan Inc.	21,106	783
	Reliance Steel & Aluminum Co.	2,590	385
	Olin Corp.	6,556	356
	UFP Industries Inc.	3,831	319
	Boise Cascade Co.	4,406	286
	Southern Copper Corp.	4,184	245
	Schnitzer Steel Industries Inc. Class A	4,055	195
	Nucor Corp.	1,746	186
	Celanese Corp. Class A	1,190	180
	AdvanSix Inc.	3,926	178
	Verso Corp. Class A	8,134	172
	Steel Dynamics Inc.	2,825	169
	CF Industries Holdings Inc.	2,358	143
	Timken Co.	1,840	121
	International Paper Co.	2,467	112
	Dow Inc.	1,986	109
	Materion Corp.	917	78
	Commercial Metals Co.	2,443	75
	Stepan Co.	631	71
	US Steel Corp.	3,156	71
	Fastenal Co.	1,076	64
	Tredegar Corp.	5,775	63
	LyondellBasell Industries NV Class A	644	56
	Cabot Corp.	908	48
	Olympic Steel Inc.	2,219	45
	Valvoline Inc.	1,053	36
	Worthington Industries Inc.	551	26
			4,572
Consumer Discretionary (19.0%)
	Target Corp.	4,519	1,102
	Ford Motor Co.	34,054	653
	Lowe's Cos. Inc.	2,599	636
	Bath & Body Works Inc.	7,803	586
	eBay Inc.	8,591	580
*	AutoNation Inc.	4,199	520
	Dick's Sporting Goods Inc.	4,418	519
	Dillard's Inc. Class A	1,888	517
	Williams-Sonoma Inc.	1,980	386
	Fox Corp. Class A	10,641	380
	H&R Block Inc.	15,743	373
	Macy's Inc.	12,935	369
	Hibbett Inc.	4,349	339
	Omnicom Group Inc.	4,964	334
	Movado Group Inc.	7,137	320
		Shares	Market Value• ($000)
	Signet Jewelers Ltd.	3,262	317
	Scholastic Corp.	8,407	316
*	Etsy Inc.	1,115	306
	Travel + Leisure Co.	6,043	297
*	Citi Trends Inc.	3,210	272
	International Game Technology plc	9,667	261
	Whirlpool Corp.	1,106	241
	Rent-A-Center Inc.	5,390	238
	Lennar Corp. Class A	2,193	230
*	Crocs Inc.	1,398	229
*	Abercrombie & Fitch Co. Class A	6,195	223
*	Deckers Outdoor Corp.	536	217
*	Liquidity Services Inc.	9,521	216
*	Lululemon Athletica Inc.	453	206
*	MarineMax Inc.	3,796	202
	Group 1 Automotive Inc.	1,011	197
	Buckle Inc.	4,154	195
	Hanesbrands Inc.	12,094	195
*	BJ's Wholesale Club Holdings Inc.	2,904	192
	Interpublic Group of Cos. Inc.	5,662	188
*	Turtle Beach Corp.	6,663	179
	Lithia Motors Inc. Class A	601	175
	Nexstar Media Group Inc. Class A	1,147	171
	Qurate Retail Inc. Series A	21,007	168
	Gentex Corp.	4,851	167
	PVH Corp.	1,504	161
*	Helen of Troy Ltd.	655	158
*	Sleep Number Corp.	1,903	152
	Shoe Carnival Inc.	3,830	150
	PulteGroup Inc.	2,974	149
	Lear Corp.	884	148
*	O'Reilly Automotive Inc.	232	148
*	Gentherm Inc.	1,622	137
	Century Communities Inc.	1,914	136
*	NVR Inc.	26	136
	Sonic Automotive Inc. Class A	2,970	133
	Garmin Ltd.	985	132
*	Conn's Inc.	5,895	129
*	XPEL Inc.	1,784	128
	Costco Wholesale Corp.	233	126
*	Malibu Boats Inc. Class A	1,801	125
	Best Buy Co. Inc.	1,111	119
	Tapestry Inc.	2,962	119
	Johnson Outdoors Inc. Class A	1,139	118
*	Zumiez Inc.	2,583	118

U.S. Multifactor ETF
		Shares	Market Value• ($000)
*	ODP Corp.	3,138	118
*	GoPro Inc. Class A	11,609	116
	Laureate Education Inc. Class A	11,399	114
*	RH	191	111
*	Central Garden & Pet Co. Class A	2,518	109
*	Master Craft Boat Holdings Inc.	3,978	109
	Kontoor Brands Inc.	2,010	108
*	Take-Two Interactive Software Inc.	652	108
	HNI Corp.	2,684	106
	News Corp. Class B	4,900	106
*	1-800-Flowers.com Inc. Class A	3,576	106
	Penske Automotive Group Inc.	1,051	105
	Tractor Supply Co.	463	104
	Activision Blizzard Inc.	1,751	103
	Dana Inc.	4,754	102
	Acushnet Holdings Corp.	1,854	101
*	Vera Bradley Inc.	10,671	101
	Rush Enterprises Inc. Class A	1,894	97
*	Asbury Automotive Group Inc.	579	95
	Foot Locker Inc.	2,076	95
	Estee Lauder Cos. Inc. Class A	285	95
*	Clean Energy Fuels Corp.	13,136	94
	Polaris Inc.	815	91
	LKQ Corp.	1,603	90
*	YETI Holdings Inc.	976	90
	Matthews International Corp. Class A	2,448	85
	Walmart Inc.	587	83
	Entravision Communications Corp. Class A	11,020	82
*	Beazer Homes USA Inc.	4,105	81
*	Duluth Holdings Inc. Class B	5,843	81
	Haverty Furniture Cos. Inc.	2,706	81
*	Meritage Homes Corp.	721	81
	Toll Brothers Inc.	1,263	80
	Newell Brands Inc.	3,678	79
	Advance Auto Parts Inc.	342	75
	Kohl's Corp.	1,427	73
	Ethan Allen Interiors Inc.	3,207	72
	Rocky Brands Inc.	1,992	71
	John Wiley & Sons Inc. Class A	1,309	68
	TEGNA Inc.	3,329	66
*	Perdoceo Education Corp.	6,651	66
*	Cars.com Inc.	3,878	65
*	Boot Barn Holdings Inc.	511	63
*	Callaway Golf Co.	2,252	61
*	Copart Inc.	420	61
*	Tri Pointe Homes Inc.	2,423	61
*	Goodyear Tire & Rubber Co.	2,975	60
	News Corp. Class A	2,752	59
	Oxford Industries Inc.	609	58
*	General Motors Co.	976	56
*	Skyline Champion Corp.	702	55
*	Universal Electronics Inc.	1,446	52
*	PROG Holdings Inc.	1,109	50
	Murphy USA Inc.	257	45
	Genuine Parts Co.	342	44
*	American Axle & Manufacturing Holdings Inc.	4,580	41
	La-Z-Boy Inc.	1,113	37
*	Revolve Group Inc.	480	37
	Global Industrial Co.	912	37
*	Lands' End Inc.	1,495	34
		Shares	Market Value• ($000)
	Tilly's Inc. Class A	2,291	34
	Steven Madden Ltd.	575	27
	Gap Inc.	1,554	26
*	iRobot Corp.	320	24
*	AMC Networks Inc. Class A	595	23
*	Lazydays Holdings Inc.	1,055	21
	ViacomCBS Inc. Class A	556	19
	Aaron's Co. Inc.	869	19
			20,901
Consumer Staples (5.8%)
	Philip Morris International Inc.	16,157	1,388
	Tyson Foods Inc. Class A	8,771	693
	Kroger Co.	15,632	649
	CVS Health Corp.	6,334	564
	Ingles Markets Inc. Class A	7,227	555
	SpartanNash Co.	12,479	299
	Weis Markets Inc.	4,195	264
	Altria Group Inc.	5,435	232
	McKesson Corp.	892	193
	Albertsons Cos. Inc. Class A	5,384	189
*	Monster Beverage Corp.	2,054	172
	Flowers Foods Inc.	5,529	143
*	Darling Ingredients Inc.	2,099	142
	AmerisourceBergen Corp. Class A	1,105	128
	Kraft Heinz Co.	3,664	123
*	PLBY Group Inc.	2,667	102
*	BellRing Brands Inc. Class A	4,579	99
	Lancaster Colony Corp.	642	94
	Coca-Cola Consolidated Inc.	163	93
*	Hain Celestial Group Inc.	2,112	83
	Edgewell Personal Care Co.	1,688	72
	Casey's General Stores Inc.	360	70
*	USANA Health Sciences Inc.	542	54
	John B Sanfilippo & Son Inc.	603	50
			6,451
Energy (9.1%)
	EOG Resources Inc.	13,665	1,189
	Exxon Mobil Corp.	18,940	1,133
	ConocoPhillips	9,826	689
	Civitas Resources Inc.	9,553	488
	Cheniere Energy Inc.	4,626	485
	Marathon Oil Corp.	27,230	422
	Northern Oil and Gas Inc.	17,999	367
	Schlumberger NV	11,284	324
*	Centrus Energy Corp. Class A	5,178	287
	PDC Energy Inc.	5,008	253
*	CONSOL Energy Inc.	10,749	236
	Oasis Petroleum Inc.	1,902	228
*	W&T Offshore Inc.	64,381	221
	Continental Resources Inc.	4,908	218
*	Range Resources Corp.	10,941	214
*	Southwestern Energy Co.	47,625	213
*	ChampionX Corp.	9,702	198
	Targa Resources Corp.	3,751	194
	Antero Midstream Corp.	19,230	187
	SunCoke Energy Inc.	29,470	179
	Occidental Petroleum Corp.	5,895	175
	Ovintiv Inc. (XNYS)	5,020	174
*	Comstock Resources Inc.	21,045	170
*	Antero Resources Corp.	9,326	164
	Coterra Energy Inc.	7,791	156
	Chevron Corp.	1,134	128
	Magnolia Oil & Gas Corp. Class A	6,656	126
*	Renewable Energy Group Inc.	2,470	118

U.S. Multifactor ETF
		Shares	Market Value• ($000)
	Berry Corp.	12,988	106
	Marathon Petroleum Corp.	1,504	91
	California Resources Corp.	2,340	91
*	Earthstone Energy Inc. Class A	8,291	85
	Diamondback Energy Inc.	700	75
	Pioneer Natural Resources Co.	395	70
	Valero Energy Corp.	1,017	68
*	Talos Energy Inc.	6,598	66
	Murphy Oil Corp.	2,457	65
*	National Energy Services Reunited Corp.	6,144	61
*	FTS International Inc. Class A	2,247	59
*	Contango Oil & Gas Co.	14,926	52
*	Bristow Group Inc.	1,584	47
	Equitrans Midstream Corp.	4,218	41
	Arch Resources Inc.	369	29
	Hess Corp.	330	25
	Texas Pacific Land Corp.	18	22
			9,989
Financials (24.5%)
	JPMorgan Chase & Co.	9,938	1,579
	Bank of America Corp.	28,260	1,257
	Goldman Sachs Group Inc.	2,526	962
	US Bancorp	17,181	951
*	Berkshire Hathaway Inc. Class B	3,425	948
	MetLife Inc.	15,062	884
	Allstate Corp.	7,628	829
	Bank of New York Mellon Corp.	13,478	739
	T Rowe Price Group Inc.	3,581	716
	Aon plc Class A (XNYS)	2,013	595
	Wells Fargo & Co.	12,283	587
	Affiliated Managers Group Inc.	2,817	479
	First Commonwealth Financial Corp.	30,905	465
	First BanCorp. (XNYS)	31,527	419
	Ameriprise Financial Inc.	1,387	402
	Jefferies Financial Group Inc.	10,602	398
	Popular Inc.	5,101	397
	HomeStreet Inc.	7,523	371
	Comerica Inc.	4,216	348
	Associated Banc-Corp.	14,988	328
	Eagle Bancorp Inc.	5,343	301
	HarborOne Bancorp Inc.	21,630	300
	Virtus Investment Partners Inc.	1,009	300
	BOK Financial Corp.	2,821	291
	B Riley Financial Inc.	3,742	290
*	Enstar Group Ltd.	1,296	289
	FNB Corp.	24,427	285
	HCI Group Inc.	2,540	280
	S&P Global Inc.	614	280
	Simmons First National Corp. Class A	9,399	274
	Old Republic International Corp.	10,842	260
	Hilltop Holdings Inc.	7,624	259
*	Mr Cooper Group Inc.	6,557	258
	Aflac Inc.	4,766	258
	Washington Federal Inc.	7,901	257
	SLM Corp.	14,326	255
	Stifel Financial Corp.	3,576	254
	First Citizens BancShares Inc. Class A	311	250
	Hanmi Financial Corp.	10,882	245
*	Credit Acceptance Corp.	387	242
	Bank of NT Butterfield & Son Ltd.	6,431	237
		Shares	Market Value• ($000)
	CNO Financial Group Inc.	10,181	231
	Western Alliance Bancorp	2,051	225
	Hope Bancorp Inc.	15,335	220
	Moody's Corp.	558	218
	Fidelity National Financial Inc.	4,008	196
	First Financial Bancorp	8,275	190
	Northfield Bancorp Inc.	11,032	186
	WSFS Financial Corp.	3,567	177
	Nelnet Inc. Class A	1,950	168
	Primerica Inc.	1,110	163
	Evercore Inc. Class A	1,154	160
	Lazard Ltd. Class A	3,736	159
	Zions Bancorp NA	2,504	158
	Kearny Financial Corp.	12,292	156
	Voya Financial Inc.	2,513	156
	Citigroup Inc.	2,370	151
	Janus Henderson Group plc	3,416	146
	Provident Financial Services Inc.	5,822	137
	First American Financial Corp.	1,776	132
	Hartford Financial Services Group Inc.	1,976	131
	Stewart Information Services Corp.	1,831	130
	Federal Agricultural Mortgage Corp. Class C	1,055	128
	City Holding Co.	1,568	123
	Home BancShares Inc.	5,106	122
	UMB Financial Corp.	1,198	121
	Preferred Bank	1,721	117
*	SVB Financial Group	166	115
	1st Source Corp.	2,470	114
	Oppenheimer Holdings Inc. Class A	2,255	111
	ServisFirst Bancshares Inc.	1,385	111
	OceanFirst Financial Corp.	5,156	106
	Park National Corp.	810	105
	Peoples Bancorp Inc.	3,323	103
	Raymond James Financial Inc.	1,020	100
	Equitable Holdings Inc.	3,160	99
	Ameris Bancorp	1,954	95
	Safety Insurance Group Inc.	1,232	95
	TriCo Bancshares	2,243	95
	Employers Holdings Inc.	2,386	92
	First Bancorp (XNGS)	2,048	91
	First Interstate BancSystem Inc. Class A	2,225	91
	QCR Holdings Inc.	1,686	91
	Commerce Bancshares Inc.	1,233	86
	Northwest Bancshares Inc.	6,454	86
	Morgan Stanley	862	82
*	Columbia Financial Inc.	4,460	81
	Sandy Spring Bancorp Inc.	1,731	81
	Cathay General Bancorp	1,874	79
	OFG Bancorp	3,238	78
	Origin Bancorp Inc.	1,851	78
	BankUnited Inc.	1,953	77
	Byline Bancorp Inc.	2,937	76
	Cohen & Steers Inc.	805	72
	Blackstone Inc.	510	72
	Washington Trust Bancorp Inc.	1,326	71
	PacWest Bancorp	1,545	69
	Central Pacific Financial Corp.	2,541	68
	Banner Corp.	1,109	64
	Fulton Financial Corp.	3,927	62
	Franklin Resources Inc.	1,822	59
	NBT Bancorp Inc.	1,641	59

U.S. Multifactor ETF
		Shares	Market Value• ($000)
	State Street Corp.	593	53
	KeyCorp	2,076	47
	WesBanco Inc.	1,411	46
	Walker & Dunlop Inc.	306	43
	Artisan Partners Asset Management Inc. Class A	881	39
	Citizens Financial Group Inc.	816	39
	First Financial Corp.	842	37
	TrustCo Bank Corp. NY	1,041	34
	Hanover Insurance Group Inc.	247	30
	Morningstar Inc.	93	29
	Lakeland Financial Corp.	319	23
	Assured Guaranty Ltd.	446	22
	Towne Bank	699	21
			26,997
Health Care (10.6%)
	Pfizer Inc.	25,688	1,380
*	Moderna Inc.	3,696	1,303
	Gilead Sciences Inc.	15,506	1,069
	HCA Healthcare Inc.	3,354	757
	Anthem Inc.	1,815	737
*	Regeneron Pharmaceuticals Inc.	881	561
	AbbVie Inc.	4,483	517
*	Align Technology Inc.	822	503
	Eli Lilly & Co.	2,030	503
	Johnson & Johnson	2,471	385
	Quest Diagnostics Inc.	1,921	286
	UnitedHealth Group Inc.	621	276
*	Laboratory Corp. of America Holdings	958	273
	West Pharmaceutical Services Inc.	613	271
*	Medpace Holdings Inc.	1,157	240
*	Tenet Healthcare Corp.	3,042	222
*	United Therapeutics Corp.	1,137	215
	PerkinElmer Inc.	1,061	193
*	Community Health Systems Inc.	13,231	159
*	Molina Healthcare Inc.	528	151
*	AngioDynamics Inc.	5,236	135
*	Masimo Corp.	479	133
	ResMed Inc.	511	130
*	Corcept Therapeutics Inc.	5,998	126
*	Quidel Corp.	819	121
*	Catalyst Pharmaceuticals Inc.	16,308	114
*	Vanda Pharmaceuticals Inc.	6,574	106
	Patterson Cos. Inc.	3,258	103
	Agilent Technologies Inc.	643	97
*	DaVita Inc.	1,023	97
*	ModivCare Inc.	681	93
*	Innoviva Inc.	5,016	84
	Bruker Corp.	931	75
*	Computer Programs and Systems Inc.	2,391	70
*	Edwards Lifesciences Corp.	581	62
*	Meridian Bioscience Inc.	1,928	38
*	Amneal Pharmaceuticals Inc.	7,082	30
*	CorVel Corp.	120	23
*,1	Retractable Technologies Inc.	2,372	21
			11,659
Industrials (15.9%)
	Northrop Grumman Corp.	2,228	777
	American Express Co.	3,745	570
	Johnson Controls International plc	7,560	565
		Shares	Market Value• ($000)
	Old Dominion Freight Line Inc.	946	336
*	TopBuild Corp.	1,110	299
	General Dynamics Corp.	1,536	290
	Eaton Corp. plc	1,771	287
	Accenture plc Class A	784	280
	Kforce Inc.	3,625	278
	3M Co.	1,597	272
	Acuity Brands Inc.	1,348	271
*	Saia Inc.	815	270
*	Zebra Technologies Corp. Class A	450	265
	Louisiana-Pacific Corp.	4,044	264
	Regal Rexnord Corp.	1,622	256
	Insteel Industries Inc.	5,737	242
	Simpson Manufacturing Co. Inc.	2,070	239
*	Generac Holdings Inc.	543	229
*	Trex Co. Inc.	1,712	227
	Fortune Brands Home & Security Inc.	2,161	217
	Encore Wire Corp.	1,528	215
	Matson Inc.	2,638	215
	Crown Holdings Inc.	1,977	209
	Heidrick & Struggles International Inc.	4,789	207
	Ryder System Inc.	2,497	207
	AGCO Corp.	1,864	205
*	United Rentals Inc.	588	199
	Eagle Materials Inc.	1,250	193
	L3Harris Technologies Inc.	918	192
	Werner Enterprises Inc.	4,189	189
	Brunswick Corp.	1,913	180
	EMCOR Group Inc.	1,481	177
	Dover Corp.	1,065	174
	Snap-on Inc.	830	171
	Emerson Electric Co.	1,930	170
	Illinois Tool Works Inc.	729	169
*	AMN Healthcare Services Inc.	1,476	168
	Cummins Inc.	787	165
*	Textainer Group Holdings Ltd.	4,907	160
*	CoreCivic Inc.	14,475	156
*	Great Lakes Dredge & Dock Corp.	10,521	155
	ITT Inc.	1,641	155
*	TriNet Group Inc.	1,536	154
	CSW Industrials Inc.	1,256	151
	Watts Water Technologies Inc. Class A	789	149
*	MYR Group Inc.	1,291	143
	Huntington Ingalls Industries Inc.	787	140
	Pentair plc	1,874	138
	ArcBest Corp.	1,308	135
*	Hub Group Inc. Class A	1,734	135
	ManpowerGroup Inc.	1,487	133
*	Keysight Technologies Inc.	679	132
	Quanta Services Inc.	1,116	127
*	Titan Machinery Inc.	3,755	125
	Owens Corning	1,403	119
*	Teekay Corp.	35,729	119
	Shyft Group Inc.	2,427	118
*	API Group Corp.	5,075	118
	Quanex Building Products Corp.	5,478	117
	Automatic Data Processing Inc.	495	114
*	FTI Consulting Inc.	772	113
	Westrock Co.	2,602	113

U.S. Multifactor ETF
		Shares	Market Value• ($000)
	Franklin Electric Co. Inc.	1,262	111
	Landstar System Inc.	634	107
	Oshkosh Corp.	985	106
	JB Hunt Transport Services Inc.	552	105
	Myers Industries Inc.	5,331	104
	Argan Inc.	2,585	102
*	Safe Bulkers Inc.	28,156	102
	Robert Half International Inc.	909	101
*	Construction Partners Inc. Class A	2,884	100
*	Berry Global Group Inc.	1,433	99
*	Cross Country Healthcare Inc.	3,790	99
	Kadant Inc.	421	99
*	Atlas Air Worldwide Holdings Inc.	1,117	98
	Deere & Co.	281	97
	Hubbell Inc. Class B	497	97
	Resources Connection Inc.	5,652	97
*	TrueBlue Inc.	3,684	96
	CRA International Inc.	1,012	93
	WW Grainger Inc.	191	92
	DHT Holdings Inc.	16,347	91
	Crane Co.	937	90
	Triton International Ltd.	1,587	89
	Federal Signal Corp.	2,002	85
*	Modine Manufacturing Co.	7,899	82
	Costamare Inc.	6,680	80
	Badger Meter Inc.	746	76
*	Sterling Construction Co. Inc.	2,947	76
	Zurn Water Solutions Corp.	2,149	75
	Ennis Inc.	3,816	73
	Watsco Inc.	241	71
	United Parcel Service Inc. Class B	348	69
	EVERTEC Inc.	1,604	67
*	Mohawk Industries Inc.	399	67
	Genco Shipping & Trading Ltd.	4,354	67
*	Masonite International Corp.	616	66
*	Covenant Logistics Group Inc. Class A	2,579	65
*	Atkore Inc.	559	60
	REV Group Inc.	3,804	60
	SFL Corp. Ltd.	7,183	60
	MSA Safety Inc.	415	59
*	Beacon Roofing Supply Inc.	1,136	57
	Columbus McKinnon Corp.	1,264	56
	Knight-Swift Transportation Holdings Inc.	948	54
*	Gibraltar Industries Inc.	778	53
*	MasTec Inc.	551	51
	Apogee Enterprises Inc.	1,181	49
	Caterpillar Inc.	256	49
*	WESCO International Inc.	391	49
	Standex International Corp.	461	47
	Greenbrier Cos. Inc.	1,146	46
	Primoris Services Corp.	2,005	45
	ABM Industries Inc.	976	44
	Barrett Business Services Inc.	587	41
*	XPO Logistics Inc.	560	41
*	Vectrus Inc.	919	38
	Comfort Systems USA Inc.	387	37
	Exponent Inc.	314	37
*	Vicor Corp.	227	33
	Packaging Corp. of America	214	28
	SPX FLOW Inc.	337	28
	Sealed Air Corp.	446	28
	ADT Inc.	3,257	27
		Shares	Market Value• ($000)
	Hillenbrand Inc.	582	26
*	Blue Bird Corp.	1,222	25
	Maximus Inc.	291	22
			17,502
Real Estate (0.1%)
*	CBRE Group Inc. Class A	683	65
*	Jones Lang LaSalle Inc.	176	42
			107
Technology (9.1%)
*	Alphabet Inc. Class C	308	878
	International Business Machines Corp.	7,211	844
	Applied Materials Inc.	3,739	550
	KLA Corp.	1,191	486
	NVIDIA Corp.	1,172	383
*	Synaptics Inc.	1,324	374
*	Alphabet Inc. Class A	130	369
	Apple Inc.	1,872	309
*	Diodes Inc.	2,622	279
	Oracle Corp.	2,989	271
	Teradyne Inc.	1,716	262
	Jabil Inc.	4,461	261
	NortonLifeLock Inc.	9,507	236
	Texas Instruments Inc.	1,029	198
*	Dropbox Inc. Class A	7,993	197
*	Arrow Electronics Inc.	1,594	194
	Microsoft Corp.	584	193
	Shutterstock Inc.	1,645	188
*	Lattice Semiconductor Corp.	2,449	186
*	Dell Technologies Inc. Class C	3,084	174
*	Meta Platforms Inc. Class A	520	169
	Intel Corp.	3,377	166
*	TechTarget Inc.	1,709	165
*	Ziff Davis Inc.	1,395	159
	NetApp Inc.	1,769	157
*	Avid Technology Inc.	4,830	155
	Amdocs Ltd.	2,035	142
	Cognizant Technology Solutions Corp. Class A	1,716	134
*	Qorvo Inc.	917	134
	Skyworks Solutions Inc.	749	114
	Vishay Intertechnology Inc.	5,573	114
*	Perficient Inc.	827	113
*	Gartner Inc.	358	112
*	FormFactor Inc.	2,541	107
*	Fortinet Inc.	304	101
	TD SYNNEX Corp.	912	94
	HP Inc.	2,564	90
*	Photronics Inc.	6,808	90
*	ePlus Inc.	831	88
	VMware Inc. Class A	732	85
*	Rimini Street Inc.	12,213	81
*	F5 Inc.	342	78
*	Fabrinet	672	74
*	Mitek Systems Inc.	3,936	67
*	Sanmina Corp.	1,804	66
*	Plexus Corp.	624	52
*	Onto Innovation Inc.	386	36
*	EMCORE Corp.	4,596	34
*	IAC/InterActiveCorp.	258	34
*	Cadence Design Systems Inc.	173	31
*	NCR Corp.	782	30
	Hewlett Packard Enterprise Co.	1,999	29
*	Consensus Cloud Solutions Inc.	464	29
	Vertiv Holdings Co. Class A	1,033	26

U.S. Multifactor ETF
		Shares	Market Value• ($000)
	CDW Corp.	130	25
*	Manhattan Associates Inc.	154	24
	Amkor Technology Inc.	1,007	22
*	Kyndryl Holdings Inc.	1,243	20
			10,079
Telecommunications (1.3%)
	Cisco Systems Inc.	11,361	623
	Lumen Technologies Inc.	33,188	410
*	WideOpenWest Inc.	11,384	212
*	Calix Inc.	1,733	116
*	Charter Communications Inc. Class A	112	72
*	NETGEAR Inc.	1,433	38
			1,471
Total Common Stocks (Cost $85,446)			109,728
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 0.077% (Cost $341)	3,414	342
Total Investments (99.8%) (Cost $85,787)			110,070
Other Assets and Liabilities—Net (0.2%)			210
Net Assets (100%)			110,280
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $19,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $22,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2021	22	502	3

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Statement of Assets and Liabilities
As of November 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $85,446)	109,728
Affiliated Issuers (Cost $341)	342
Total Investments in Securities	110,070
Investment in Vanguard	4
Cash	3
Cash Collateral Pledged—Futures Contracts	28
Receivables for Accrued Income	217
Total Assets	110,322
Liabilities
Payables for Investment Securities Purchased	2
Collateral for Securities on Loan	22
Payables to Vanguard	9
Variation Margin Payable—Futures Contracts	9
Total Liabilities	42
Net Assets	110,280
At November 30, 2021, net assets consisted of:

Paid-in Capital	101,377
Total Distributable Earnings (Loss)	8,903
Net Assets	110,280

Net Assets
Applicable to 1,065,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	110,280
Net Asset Value Per Share	$103.55

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Statement of Operations

Year Ended November 30, 2021
($000)
Investment Income
Income
Dividends[1]	1,516
Interest[2]	—
Securities Lending—Net	6
Total Income	1,522
Expenses
The Vanguard Group—Note B
Investment Advisory Services	32
Management and Administrative	87
Marketing and Distribution	—
Custodian Fees	4
Auditing Fees	31
Shareholders’ Reports	4
Trustees’ Fees and Expenses	—
Total Expenses	158
Net Investment Income	1,364
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	2,994
Futures Contracts	74
Realized Net Gain (Loss)	3,068
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	15,647
Futures Contracts	(2)
Change in Unrealized Appreciation (Depreciation)	15,645
Net Increase (Decrease) in Net Assets Resulting from Operations	20,077
1	Dividends are net of foreign withholding taxes of $2,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were less than $1,000, $0, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $444,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,364	1,134
Realized Net Gain (Loss)	3,068	(10,370)
Change in Unrealized Appreciation (Depreciation)	15,645	1,583
Net Increase (Decrease) in Net Assets Resulting from Operations	20,077	(7,653)
Distributions
Total Distributions	(1,170)	(1,209)
Capital Share Transactions
Issued	31,503	12,089
Issued in Lieu of Cash Distributions	—	—
Redeemed	(2,076)	(30,826)
Net Increase (Decrease) from Capital Share Transactions	29,427	(18,737)
Total Increase (Decrease)	48,334	(27,599)
Net Assets
Beginning of Period	61,946	89,545
End of Period	110,280	61,946

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,			February 13, 2018[1] to November 30, 2018
	2021	2020	2019
Net Asset Value, Beginning of Period	$79.93	$79.60	$76.07	$75.00
Investment Operations
Net Investment Income[2]	1.534	1.191	1.340	1.007
Net Realized and Unrealized Gain (Loss) on Investments	23.442	.372	3.458	.543
Total from Investment Operations	24.976	1.563	4.798	1.550
Distributions
Dividends from Net Investment Income	(1.356)	(1.233)	(1.268)	(.480)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.356)	(1.233)	(1.268)	(.480)
Net Asset Value, End of Period	$103.55	$79.93	$79.60	$76.07
Total Return	31.43%	2.35%	6.46%	2.03%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$110	$62	$90	$76
Ratio of Total Expenses to Average Net Assets	0.18%	0.19%[3]	0.19%[3]	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	1.56%	1.66%	1.79%	1.59%[4]
Portfolio Turnover Rate	75%[5]	95%[5]	98%	64%
1	Inception.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.18%.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Notes to Financial Statements
Vanguard U.S. Multifactor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Multifactor ETF
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Multifactor ETF
For the year ended November 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2021, the fund had contributed to Vanguard capital in the amount of $4,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	444
Total Distributable Earnings (Loss)	(444)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales;

U.S. Multifactor ETF
the recognition of unrealized gains or losses from certain derivative contracts; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	446
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(15,829)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	24,286
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	1,170	1,209
Long-Term Capital Gains	—	—
Total	1,170	1,209
*	Includes short-term capital gains, if any.
As of November 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	85,784
Gross Unrealized Appreciation	26,179
Gross Unrealized Depreciation	(1,893)
Net Unrealized Appreciation (Depreciation)	24,286
E.	During the year ended November 30, 2021, the fund purchased $96,088,000 of investment securities and sold $66,646,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $2,076,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
F.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2021 Shares (000)	2020 Shares (000)

Issued	315	150
Issued in Lieu of Cash Distributions	—	—
Redeemed	(25)	(500)
Net Increase (Decrease) in Shares Outstanding	290	(350)

U.S. Multifactor ETF
G.	Management has determined that no events or transactions occurred subsequent to November 30, 2021, that would require recognition or disclosure in these financial statements.

U.S. Quality Factor ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2021
	One Year	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Quality Factor ETF Net Asset Value	30.42%	15.20%	$17,105
U.S. Quality Factor ETF Market Price	30.46	15.22	17,117
Russell 3000 Index	26.34	17.17	18,243
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2021
	One Year	Since Inception (2/13/2018)
U.S. Quality Factor ETF Market Price	30.46%	71.17%
U.S. Quality Factor ETF Net Asset Value	30.42	71.05
Russell 3000 Index	26.34	82.43
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Quality Factor ETF
Fund Allocation
As of November 30, 2021
Basic Materials	2.7%
Consumer Discretionary	22.2
Consumer Staples	4.5
Energy	2.3
Financials	16.4
Health Care	14.0
Industrials	17.4
Real Estate	0.4
Technology	19.0
Telecommunications	1.0
Utilities	0.1
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Quality Factor ETF
Financial Statements
Schedule of Investments
As of November 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Basic Materials (2.7%)
	Freeport-McMoRan Inc.	27,896	1,034
	Fastenal Co.	7,780	460
	Alcoa Corp.	4,968	231
	Tredegar Corp.	20,445	225
	Reliance Steel & Aluminum Co.	1,315	195
	Southern Copper Corp.	3,154	185
	Boise Cascade Co.	2,352	152
*	Clearwater Paper Corp.	3,633	146
	CF Industries Holdings Inc.	2,228	135
	UFP Industries Inc.	1,449	121
	Balchem Corp.	693	110
	Avery Dennison Corp.	466	96
	Mueller Industries Inc.	1,218	67
	Ryerson Holding Corp.	2,844	67
	Verso Corp. Class A	3,057	65
*	Orion Engineered Carbons SA	3,706	65
	Compass Minerals International Inc.	1,057	51
	Materion Corp.	575	49
	Commercial Metals Co.	1,505	47
	Innospec Inc.	583	47
	Steel Dynamics Inc.	773	46
	Sensient Technologies Corp.	453	44
*	Univar Solutions Inc.	1,437	37
	Ecolab Inc.	136	30
	Olin Corp.	550	30
	Worthington Industries Inc.	618	30
	Cabot Corp.	541	28
*	GCP Applied Technologies Inc.	1,110	26
*	TimkenSteel Corp.	1,822	26
*	RBC Bearings Inc.	126	25
			3,870
Consumer Discretionary (22.1%)
	Walmart Inc.	9,802	1,378
	Costco Wholesale Corp.	2,542	1,371
*	Lululemon Athletica Inc.	2,959	1,345
	Lowe's Cos. Inc.	5,105	1,249
	Target Corp.	4,837	1,179
	TJX Cos. Inc.	14,259	990
	NIKE Inc. Class B	5,799	981
	Ross Stores Inc.	8,853	966
*	O'Reilly Automotive Inc.	1,464	934
	Estee Lauder Cos. Inc. Class A	1,792	595
	Genuine Parts Co.	3,511	448
	Best Buy Co. Inc.	3,781	404
	Williams-Sonoma Inc.	1,991	388
		Shares	Market Value• ($000)
*	YETI Holdings Inc.	4,099	378
*	Ulta Beauty Inc.	980	376
	Rollins Inc.	10,063	335
	Movado Group Inc.	7,377	331
*	Perdoceo Education Corp.	32,878	324
*	Deckers Outdoor Corp.	790	320
*	Under Armour Inc. Class A	13,078	309
	New York Times Co. Class A	6,405	304
	Buckle Inc.	6,245	294
	Columbia Sportswear Co.	2,828	276
	Dick's Sporting Goods Inc.	2,345	276
	Acushnet Holdings Corp.	4,852	264
*	Amazon.com Inc.	72	252
*	Turtle Beach Corp.	9,341	250
*	Citi Trends Inc.	2,853	242
	HNI Corp.	6,015	238
	Signet Jewelers Ltd.	2,398	233
	Macy's Inc.	8,154	232
	Polaris Inc.	2,073	232
	Carter's Inc.	2,223	225
	Ralph Lauren Corp. Class A	1,936	225
*	Burlington Stores Inc.	765	224
*	Kirkland's Inc.	10,370	224
	Dillard's Inc. Class A	810	222
*	PROG Holdings Inc.	4,900	221
*	Zumiez Inc.	4,801	220
*	Genesco Inc.	3,414	216
	Group 1 Automotive Inc.	1,091	212
*	AutoNation Inc.	1,695	210
*	Etsy Inc.	721	198
	Gentex Corp.	5,630	194
	Shoe Carnival Inc.	4,936	193
	Advance Auto Parts Inc.	856	189
	Ethan Allen Interiors Inc.	8,301	187
	Hanesbrands Inc.	11,128	180
*	Sonos Inc.	5,703	180
*	BJ's Wholesale Club Holdings Inc.	2,697	178
	Kontoor Brands Inc.	3,285	177
*	MarineMax Inc.	3,312	176
*	iRobot Corp.	2,300	175
*	GoPro Inc. Class A	17,356	174
*	Liquidity Services Inc.	7,668	174
*	Bed Bath & Beyond Inc.	9,361	172
*	Revolve Group Inc.	2,238	170
[1]	Big 5 Sporting Goods Corp.	6,998	166
*	Cars.com Inc.	9,840	164
*	Duluth Holdings Inc. Class B	11,712	162
*	NVR Inc.	31	162

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
	Kohl's Corp.	3,120	160
	La-Z-Boy Inc.	4,588	153
	Pool Corp.	277	153
*	Lumber Liquidators Holdings Inc.	9,923	152
	Tempur Sealy International Inc.	3,506	150
*	National Vision Holdings Inc.	3,104	149
*	Under Armour Inc. Class C	7,401	149
*	Children's Place Inc.	1,708	148
	Scholastic Corp.	3,941	148
*	Lovesac Co.	2,288	145
	Tapestry Inc.	3,602	145
	American Eagle Outfitters Inc.	5,557	144
*	Master Craft Boat Holdings Inc.	4,895	134
*	Crocs Inc.	802	132
*	XPEL Inc.	1,840	132
	Oxford Industries Inc.	1,364	130
*	Skyline Champion Corp.	1,633	128
	Standard Motor Products Inc.	2,539	127
	Tractor Supply Co.	561	126
	Caleres Inc.	5,202	123
*	Lands' End Inc.	5,259	121
*	Abercrombie & Fitch Co. Class A	3,296	119
	Aaron's Co. Inc.	5,380	119
	Gap Inc.	7,121	118
*	Gentherm Inc.	1,396	118
	Johnson Outdoors Inc. Class A	1,134	118
	Garmin Ltd.	885	118
*	Container Store Group Inc.	9,547	111
	Entravision Communications Corp. Class A	14,934	111
*	Nordstrom Inc.	5,204	110
	Tilly's Inc. Class A	7,318	110
	Hibbett Inc.	1,385	108
*	ODP Corp.	2,863	108
	LKQ Corp.	1,887	105
*	Helen of Troy Ltd.	432	104
*	Take-Two Interactive Software Inc.	624	103
	Qurate Retail Inc. Series A	12,711	102
*	Cavco Industries Inc.	325	97
*	Sally Beauty Holdings Inc.	4,885	96
*	Vera Bradley Inc.	10,077	96
	H&R Block Inc.	4,013	95
	Wolverine World Wide Inc.	3,055	95
*	Lazydays Holdings Inc.	4,637	94
*	Universal Electronics Inc.	2,581	93
	Global Industrial Co.	2,287	92
*	Conn's Inc.	4,009	88
*	Mattel Inc.	4,006	85
	Rush Enterprises Inc. Class A	1,624	83
*	Gannett Co. Inc.	16,190	83
*	Fossil Group Inc.	6,790	81
*	Party City Holdco Inc.	14,195	78
	World Wrestling Entertainment Inc. Class A	1,574	78
	Sonic Automotive Inc. Class A	1,708	77
*	Dorman Products Inc.	684	76
	Whirlpool Corp.	344	75
	eBay Inc.	1,099	74
*	Visteon Corp.	703	74
	Rent-A-Center Inc.	1,661	73
*	Noodles & Co. Class A	6,816	70
*	Asbury Automotive Group Inc.	423	69
	Inter Parfums Inc.	775	68
*	Copart Inc.	463	67
		Shares	Market Value• ($000)
*	Bloomin' Brands Inc.	3,743	66
*	Houghton Mifflin Harcourt Co.	4,242	66
	News Corp. Class A	3,071	66
*	elf Beauty Inc.	2,168	65
*	Malibu Boats Inc. Class A	921	64
	Matthews International Corp. Class A	1,807	63
*	Academy Sports & Outdoors Inc.	1,421	63
*	Skechers USA Inc. Class A	1,350	61
	Steven Madden Ltd.	1,262	60
*	Adtalem Global Education Inc.	1,972	59
*	American Axle & Manufacturing Holdings Inc.	6,604	59
	Omnicom Group Inc.	879	59
*	SiteOne Landscape Supply Inc.	246	59
	Haverty Furniture Cos. Inc.	1,935	58
*	1-800-Flowers.com Inc. Class A	1,732	52
	John Wiley & Sons Inc. Class A	1,003	52
	Guess? Inc.	2,240	51
	OneWater Marine Inc. Class A	975	50
	MillerKnoll Inc.	1,245	47
	Murphy USA Inc.	263	46
	PVH Corp.	402	43
*	Tenneco Inc. Class A	3,944	41
*	Dollar Tree Inc.	295	39
	International Game Technology plc	1,341	36
	Interface Inc. Class A	2,440	35
*	American Public Education Inc.	1,707	32
	Camping World Holdings Inc. Class A	688	30
*	Everi Holdings Inc.	1,343	28
*	G-III Apparel Group Ltd.	959	28
*	Capri Holdings Ltd.	468	28
	PriceSmart Inc.	379	27
	Cato Corp. Class A	1,559	26
	VF Corp.	355	25
*	Funko Inc. Class A	1,423	23
	Interpublic Group of Cos. Inc.	686	23
*	VOXX International Corp. Class A	2,226	23
*	CarParts.com Inc.	1,765	22
*	Fluent Inc.	10,907	20
*	Nautilus Inc.	2,331	16
			31,763
Consumer Staples (4.5%)
	Colgate-Palmolive Co.	9,197	690
	Sysco Corp.	7,720	541
*	Monster Beverage Corp.	5,060	424
	Procter & Gamble Co.	2,919	422
*	Boston Beer Co. Inc. Class A	716	323
	Flowers Foods Inc.	10,946	283
	PetMed Express Inc.	10,266	281
	Altria Group Inc.	6,276	268
	Clorox Co.	1,617	263
	National Beverage Corp.	4,963	258
	Kroger Co.	6,183	257
	John B Sanfilippo & Son Inc.	2,797	230
	Albertsons Cos. Inc. Class A	5,613	197
	Ingles Markets Inc. Class A	2,388	183
	Medifast Inc.	853	175
	SpartanNash Co.	6,608	158
	Weis Markets Inc.	2,218	140
*	United Natural Foods Inc.	2,717	135
*	USANA Health Sciences Inc.	1,318	131

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
	WD-40 Co.	564	127
	J & J Snack Foods Corp.	905	124
	Hershey Co.	627	111
	Coca-Cola Consolidated Inc.	176	100
	Tyson Foods Inc. Class A	1,269	100
	AmerisourceBergen Corp. Class A	853	99
	Casey's General Stores Inc.	464	90
*	Veru Inc.	10,411	78
	McKesson Corp.	255	55
	Lancaster Colony Corp.	349	51
	MGP Ingredients Inc.	498	39
	Nu Skin Enterprises Inc. Class A	820	36
*	Sprouts Farmers Market Inc.	1,119	30
	Brown-Forman Corp. Class A	408	27
*	Hain Celestial Group Inc.	661	26
*	Rite Aid Corp.	2,114	26
			6,478
Energy (2.2%)
	EOG Resources Inc.	12,534	1,091
*	ProPetro Holding Corp.	31,453	259
*	Whiting Petroleum Corp.	2,799	181
*	Talos Energy Inc.	16,292	162
*	Dril-Quip Inc.	7,713	147
*	Denbury Inc.	1,806	144
*	Enphase Energy Inc.	495	124
	SM Energy Co.	4,287	124
*	NOW Inc.	14,283	119
	Coterra Energy Inc.	5,162	104
*	FTS International Inc. Class A	3,240	85
	Civitas Resources Inc.	1,548	79
	Magnolia Oil & Gas Corp. Class A	4,108	78
*	CONSOL Energy Inc.	3,528	77
	Continental Resources Inc.	1,537	68
*	Array Technologies Inc.	3,414	62
	World Fuel Services Corp.	1,715	43
*	Kosmos Energy Ltd.	11,340	42
	Cactus Inc. Class A	1,102	40
*	RPC Inc.	7,961	32
*	DMC Global Inc.	854	31
*	MRC Global Inc.	3,959	27
*	Renewable Energy Group Inc.	493	24
	Texas Pacific Land Corp.	20	24
*	TETRA Technologies Inc.	8,484	22
*	Expro Group Holdings NV	1,477	21
			3,210
Financials (16.4%)
	Aon plc Class A (XNYS)	4,531	1,340
	Voya Financial Inc.	11,822	735
	Moody's Corp.	1,757	686
*	Berkshire Hathaway Inc. Class B	2,313	640
	S&P Global Inc.	1,344	613
	Discover Financial Services	4,060	438
	SLM Corp.	24,595	437
	Ameriprise Financial Inc.	1,419	411
	Allstate Corp.	3,560	387
	Evercore Inc. Class A	2,399	333
	JPMorgan Chase & Co.	1,995	317
	First BanCorp. (XNYS)	22,513	299
	PennyMac Financial Services Inc.	4,728	299
	HomeStreet Inc.	6,044	298
	Affiliated Managers Group Inc.	1,722	293
		Shares	Market Value• ($000)
	Fidelity National Financial Inc.	5,935	290
	BankUnited Inc.	7,186	285
*	Enstar Group Ltd.	1,262	282
*	Credit Acceptance Corp.	449	281
	Federated Hermes Inc.	8,293	280
	OneMain Holdings Inc.	5,398	269
	BOK Financial Corp.	2,523	260
*	World Acceptance Corp.	1,225	252
	Hilltop Holdings Inc.	7,279	248
	OFG Bancorp	10,310	248
	Navient Corp.	12,516	247
	Comerica Inc.	2,978	246
	Meta Financial Group Inc.	3,831	229
	Washington Federal Inc.	6,914	225
	Banner Corp.	3,916	224
	FactSet Research Systems Inc.	478	224
	WSFS Financial Corp.	4,500	224
	Bank of NT Butterfield & Son Ltd.	5,852	216
	First Citizens BancShares Inc. Class A	268	215
	Brightsphere Investment Group Inc.	7,162	215
*	Encore Capital Group Inc.	3,667	214
	Virtu Financial Inc. Class A	7,555	213
	Regional Management Corp.	3,731	211
	WesBanco Inc.	6,417	209
	SEI Investments Co.	3,368	201
*	Bancorp Inc.	6,998	198
	City Holding Co.	2,485	195
*	Triumph Bancorp Inc.	1,530	195
	Popular Inc.	2,499	194
	FNB Corp.	16,537	193
	Primerica Inc.	1,302	192
	Atlantic Union Bankshares Corp.	5,835	190
*	Nicolet Bankshares Inc.	2,664	190
	Cathay General Bancorp	4,428	186
*	Mr Cooper Group Inc.	4,740	186
	Assured Guaranty Ltd.	3,802	186
	CNO Financial Group Inc.	7,932	180
*	PRA Group Inc.	4,155	176
	First American Financial Corp.	2,356	175
	American Financial Group Inc.	1,276	171
	LPL Financial Holdings Inc.	1,043	164
*	Axos Financial Inc.	2,883	163
	Curo Group Holdings Corp.	9,792	162
	WisdomTree Investments Inc.	26,361	162
	Jefferies Financial Group Inc.	3,944	148
	QCR Holdings Inc.	2,632	142
	Associated Banc-Corp.	6,344	139
	Lakeland Financial Corp.	1,954	138
	Cboe Global Markets Inc.	1,004	129
	Equitable Holdings Inc.	4,100	129
	First Commonwealth Financial Corp.	8,451	127
	Marsh & McLennan Cos. Inc.	772	127
	Premier Financial Corp.	4,267	125
	Washington Trust Bancorp Inc.	2,281	123
*	Columbia Financial Inc.	6,683	122
	TriCo Bancshares	2,892	122
	1st Source Corp.	2,625	121
	Lazard Ltd. Class A	2,816	120
	First Bancorp (XNGS)	2,659	118
	Veritex Holdings Inc.	2,929	116
	First Financial Bancorp	4,980	115
	Park National Corp.	883	115

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
	First Merchants Corp.	2,862	114
	Fifth Third Bancorp	2,564	108
	Southside Bancshares Inc.	2,536	103
	Oppenheimer Holdings Inc. Class A	2,073	102
	Employers Holdings Inc.	2,523	97
	Eagle Bancorp Inc.	1,650	93
	T Rowe Price Group Inc.	465	93
	Ally Financial Inc.	1,926	88
	Walker & Dunlop Inc.	620	87
	First Hawaiian Inc.	3,259	86
	FirstCash Inc.	1,333	85
	Hope Bancorp Inc.	5,762	83
	Kearny Financial Corp.	6,501	83
	State Street Corp.	902	80
	First Financial Corp.	1,806	79
	PJT Partners Inc. Class A	1,027	78
	B Riley Financial Inc.	980	76
	Synovus Financial Corp.	1,686	76
	Cadence Bank	2,590	76
	First Interstate BancSystem Inc. Class A	1,821	74
	First Foundation Inc.	2,818	72
	Janus Henderson Group plc	1,662	71
*	Customers Bancorp Inc.	1,217	70
	Wells Fargo & Co.	1,468	70
	Federal Agricultural Mortgage Corp. Class C	564	69
	Houlihan Lokey Inc. Class A	596	65
	Northfield Bancorp Inc.	3,852	65
	UMB Financial Corp.	650	65
	Cohen & Steers Inc.	714	64
	Hanmi Financial Corp.	2,862	64
	Ameris Bancorp	1,287	63
*	Markel Corp.	51	61
	Heritage Financial Corp.	2,538	59
	Simmons First National Corp. Class A	2,023	59
	Tompkins Financial Corp.	739	58
*	Brighthouse Financial Inc.	1,179	57
	Commerce Bancshares Inc.	819	57
*	SVB Financial Group	83	57
	Bank of New York Mellon Corp.	961	53
	Northern Trust Corp.	455	53
	Wintrust Financial Corp.	605	53
	Zions Bancorp NA	823	52
	Mercury General Corp.	963	49
	Central Pacific Financial Corp.	1,702	46
	Home BancShares Inc.	1,903	46
	KeyCorp	2,058	46
	Radian Group Inc.	2,227	45
	Diamond Hill Investment Group Inc.	226	43
	HarborOne Bancorp Inc.	3,082	43
	US Bancorp	780	43
	Artisan Partners Asset Management Inc. Class A	949	42
*	Enova International Inc.	1,087	41
	Hanover Insurance Group Inc.	312	38
	Morningstar Inc.	114	35
	BancFirst Corp.	505	32
	Stewart Information Services Corp.	450	32
	United Community Banks Inc.	931	32
	Westamerica BanCorp.	576	31
	Berkshire Hills Bancorp Inc.	1,114	30
	Byline Bancorp Inc.	1,145	30
		Shares	Market Value• ($000)
	Brookline Bancorp Inc.	1,860	29
*	Focus Financial Partners Inc. Class A	471	29
	OceanFirst Financial Corp.	1,422	29
	Preferred Bank	431	29
	Provident Financial Services Inc.	1,229	29
	Columbia Banking System Inc.	855	28
	Fulton Financial Corp.	1,767	28
	Greenhill & Co. Inc.	1,665	28
	MarketAxess Holdings Inc.	79	28
	Origin Bancorp Inc.	665	28
	Towne Bank	923	28
	Safety Insurance Group Inc.	352	27
	Trustmark Corp.	889	27
	Universal Insurance Holdings Inc.	1,812	27
	Independent Bank Group Inc.	353	25
			23,509
Health Care (14.0%)
*	Moderna Inc.	5,839	2,058
*	Veeva Systems Inc. Class A	3,870	1,094
	Abbott Laboratories	8,037	1,011
	Johnson & Johnson	6,061	945
*	Regeneron Pharmaceuticals Inc.	1,450	923
	Eli Lilly & Co.	3,298	818
	Merck & Co. Inc.	9,506	712
	AbbVie Inc.	5,968	688
*	Align Technology Inc.	1,103	674
*	Vertex Pharmaceuticals Inc.	3,594	672
*	Edwards Lifesciences Corp.	4,698	504
	Gilead Sciences Inc.	6,913	476
	Cerner Corp.	6,507	458
	Chemed Corp.	869	404
*	IDEXX Laboratories Inc.	618	376
	Humana Inc.	881	370
*	Seagen Inc.	2,141	343
*	Incyte Corp.	4,933	334
	ResMed Inc.	1,212	309
*	Molina Healthcare Inc.	1,063	303
*	Amedisys Inc.	2,066	288
*	ABIOMED Inc.	913	287
	Agilent Technologies Inc.	1,767	267
	Amgen Inc.	1,302	259
	Atrion Corp.	329	234
*	Quidel Corp.	1,558	230
*	Masimo Corp.	786	219
*	ICU Medical Inc.	892	202
	Bruker Corp.	2,468	200
*	STAAR Surgical Co.	2,050	195
*	CorVel Corp.	1,005	189
*	Globus Medical Inc. Class A	2,876	180
*	Catalyst Pharmaceuticals Inc.	25,401	178
*	BioDelivery Sciences International Inc.	63,228	176
*	Natus Medical Inc.	7,596	172
*	Fulgent Genetics Inc.	1,689	158
*	NextGen Healthcare Inc.	9,871	153
	Owens & Minor Inc.	3,707	148
*	Eagle Pharmaceuticals Inc.	3,049	145
	West Pharmaceutical Services Inc.	306	135
	Anthem Inc.	324	132
*	Medpace Holdings Inc.	626	130
*	Merit Medical Systems Inc.	1,981	124
*	Orthofix Medical Inc.	4,037	124

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
*	Vanda Pharmaceuticals Inc.	7,635	124
*	Henry Schein Inc.	1,736	123
*	Exelixis Inc.	7,067	119
	LeMaitre Vascular Inc.	2,388	112
*	Meridian Bioscience Inc.	5,522	110
	Quest Diagnostics Inc.	678	101
*	Tivity Health Inc.	4,228	101
*	Sage Therapeutics Inc.	2,514	98
*	Stereotaxis Inc.	15,881	93
*	Hologic Inc.	1,222	91
*	Inari Medical Inc.	1,103	91
	Healthcare Services Group Inc.	4,612	81
*	Computer Programs and Systems Inc.	2,547	75
*	AngioDynamics Inc.	2,547	66
*	Corcept Therapeutics Inc.	3,149	66
*	ModivCare Inc.	476	65
*	Myriad Genetics Inc.	2,418	62
	Patterson Cos. Inc.	1,952	61
*	Surmodics Inc.	1,292	57
*	Joint Corp.	597	48
*,1	Retractable Technologies Inc.	5,264	46
	Cardinal Health Inc.	823	38
*	Ovid therapeutics Inc.	11,234	38
*	DaVita Inc.	380	36
*	Akebia Therapeutics Inc.	10,727	29
*	United Therapeutics Corp.	138	26
*	Cutera Inc.	730	25
*	Biogen Inc.	103	24
	Phibro Animal Health Corp. Class A	1,151	22
			20,025
Industrials (17.4%)
	American Express Co.	7,441	1,133
	Sherwin-Williams Co.	3,242	1,074
	Accenture plc Class A	2,644	945
	Automatic Data Processing Inc.	3,075	710
	Paychex Inc.	4,754	567
	A O Smith Corp.	6,572	520
	Synchrony Financial	11,361	509
	Jack Henry & Associates Inc.	3,295	500
	Capital One Financial Corp.	2,869	403
	Robert Half International Inc.	3,419	380
	Graco Inc.	5,107	372
	WW Grainger Inc.	747	360
*	Zebra Technologies Corp. Class A	595	350
	Lincoln Electric Holdings Inc.	2,392	323
	Louisiana-Pacific Corp.	4,620	302
	ManpowerGroup Inc.	3,274	293
	Watsco Inc.	975	285
	Acuity Brands Inc.	1,411	284
*	TriNet Group Inc.	2,814	282
*	AMN Healthcare Services Inc.	2,477	282
	Heartland Express Inc.	16,130	270
	Kforce Inc.	3,519	270
*	Donnelley Financial Solutions Inc.	5,594	261
	Cognex Corp.	3,320	256
*	MYR Group Inc.	2,255	250
*	Keysight Technologies Inc.	1,252	244
	3M Co.	1,434	244
	Brunswick Corp.	2,584	243
	EMCOR Group Inc.	2,031	242
	Simpson Manufacturing Co. Inc.	2,078	240
*	Veritiv Corp.	1,905	240
		Shares	Market Value• ($000)
	Astec Industries Inc.	3,807	239
	Landstar System Inc.	1,395	235
	Illinois Tool Works Inc.	1,002	233
	Badger Meter Inc.	2,015	206
*	NV5 Global Inc.	1,559	205
	Snap-on Inc.	991	204
*	Saia Inc.	610	202
	JB Hunt Transport Services Inc.	1,041	199
*	Napco Security Technologies Inc.	4,121	192
	Heidrick & Struggles International Inc.	4,389	189
	AAON Inc.	2,383	186
*	Covenant Logistics Group Inc. Class A	7,203	181
	Emerson Electric Co.	1,992	175
	John Bean Technologies Corp.	1,068	169
	Watts Water Technologies Inc. Class A	868	164
	Western Union Co.	10,286	163
*	ASGN Inc.	1,327	161
	Rockwell Automation Inc.	469	158
	Crane Co.	1,611	156
	Pentair plc	2,122	156
	Marten Transport Ltd.	9,638	155
	AGCO Corp.	1,380	152
	Insperity Inc.	1,305	151
	Hillenbrand Inc.	3,371	150
*	Mettler-Toledo International Inc.	96	145
*	Conduent Inc.	28,545	144
	Ennis Inc.	7,573	144
*	Generac Holdings Inc.	342	144
	Expeditors International of Washington Inc.	1,161	141
*	Trex Co. Inc.	1,057	140
	CH Robinson Worldwide Inc.	1,465	139
	MSC Industrial Direct Co. Inc. Class A	1,767	139
	Insteel Industries Inc.	3,229	136
*	Franklin Covey Co.	3,007	132
	Cintas Corp.	297	125
	Encore Wire Corp.	886	124
	Schneider National Inc. Class B	4,908	121
	Apogee Enterprises Inc.	2,909	120
	Nordson Corp.	473	120
	Enerpac Tool Group Corp. Class A	5,676	120
	Trane Technologies plc	635	119
	Argan Inc.	2,858	112
	Kadant Inc.	476	112
	Old Dominion Freight Line Inc.	312	111
*	TrueBlue Inc.	4,284	111
	CSW Industrials Inc.	901	108
*	Builders FirstSource Inc.	1,506	105
	Quanex Building Products Corp.	4,904	105
	Donaldson Co. Inc.	1,840	104
	Quanta Services Inc.	918	104
*	GMS Inc.	1,804	101
	Werner Enterprises Inc.	2,226	100
	Exponent Inc.	852	99
*	Cross Country Healthcare Inc.	3,748	98
	MKS Instruments Inc.	641	98
	Toro Co.	970	98
*	Vicor Corp.	672	96
	H&E Equipment Services Inc.	2,256	95

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
	Resources Connection Inc.	5,447	94
	Comfort Systems USA Inc.	980	93
	MSA Safety Inc.	629	90
*	Dycom Industries Inc.	943	88
*	Energy Recovery Inc.	4,094	87
	EVERTEC Inc.	2,071	87
	Allison Transmission Holdings Inc.	2,450	85
	Cummins Inc.	406	85
	ABM Industries Inc.	1,835	83
	Myers Industries Inc.	4,156	81
	Franklin Electric Co. Inc.	903	80
	PPG Industries Inc.	517	80
*	TopBuild Corp.	297	80
	Ryder System Inc.	939	78
	Terex Corp.	1,787	76
*	Mohawk Industries Inc.	449	75
	Xylem Inc.	623	75
	Dover Corp.	450	74
*	OSI Systems Inc.	793	72
	Valmont Industries Inc.	302	72
	Matson Inc.	866	71
	Applied Industrial Technologies Inc.	735	70
*	Sterling Construction Co. Inc.	2,660	69
	Pitney Bowes Inc.	9,256	63
*	DXP Enterprises Inc.	2,241	62
	Barrett Business Services Inc.	862	61
	CRA International Inc.	645	59
	Allegion plc	477	59
	Hubbell Inc. Class B	295	58
	Advanced Drainage Systems Inc.	454	56
	Shyft Group Inc.	1,162	56
	ICF International Inc.	555	54
*	FTI Consulting Inc.	361	53
*	FARO Technologies Inc.	760	53
*	Waters Corp.	162	53
	ITT Inc.	540	51
	McGrath RentCorp.	648	50
*	Modine Manufacturing Co.	4,843	50
*	ShotSpotter Inc.	1,400	49
	UniFirst Corp.	257	49
	Albany International Corp. Class A	587	48
*	Masonite International Corp.	445	48
*	Hub Group Inc. Class A	590	46
	Owens Corning	540	46
	Wabash National Corp.	2,760	46
	AZZ Inc.	849	44
*	Construction Partners Inc. Class A	1,252	43
*	United Rentals Inc.	126	43
	Brady Corp. Class A	780	39
	Maximus Inc.	521	39
*	ExlService Holdings Inc.	294	38
	Regal Rexnord Corp.	243	38
	Flowserve Corp.	1,222	37
	AptarGroup Inc.	297	36
	Deluxe Corp.	1,065	36
	Forward Air Corp.	368	36
	Littelfuse Inc.	122	36
	Packaging Corp. of America	279	36
*	Cornerstone Building Brands Inc.	2,164	34
	Huntington Ingalls Industries Inc.	193	34
		Shares	Market Value• ($000)
*	Axalta Coating Systems Ltd.	1,095	33
	Mastercard Inc. Class A	97	31
	Fortune Brands Home & Security Inc.	295	30
	Hyster-Yale Materials Handling Inc.	772	30
	Kelly Services Inc. Class A	1,756	30
	Helios Technologies Inc.	275	28
	SPX FLOW Inc.	334	28
	Granite Construction Inc.	692	27
*	Daseke Inc.	2,586	25
	Alamo Group Inc.	165	23
*	JELD-WEN Holding Inc.	910	22
*	O-I Glass Inc.	1,929	21
*	BM Technologies Inc. (XASE)	194	2
			24,939
Real Estate (0.3%)
	Simon Property Group Inc.	1,913	293
	Iron Mountain Inc.	1,920	87
	Lamar Advertising Co. Class A	526	58
	Empire State Realty Trust Inc. Class A	3,644	33
	Urban Edge Properties	1,520	26
			497
Technology (18.9%)
*	Advanced Micro Devices Inc.	9,894	1,567
*	Alphabet Inc. Class C	508	1,447
	Texas Instruments Inc.	6,053	1,164
*	Zoom Video Communications Inc. Class A	5,327	1,126
*	Cadence Design Systems Inc.	6,105	1,083
	Applied Materials Inc.	7,255	1,068
	KLA Corp.	2,237	913
*	Adobe Inc.	1,243	833
	QUALCOMM Inc.	3,898	704
*	Synopsys Inc.	1,781	607
	Teradyne Inc.	3,534	540
*	Fortinet Inc.	1,436	477
	NetApp Inc.	4,999	444
*	Meta Platforms Inc. Class A	1,328	431
	Apple Inc.	2,439	403
	VMware Inc. Class A	3,407	398
*	Manhattan Associates Inc.	2,494	389
*	Gartner Inc.	1,164	363
	Intuit Inc.	539	352
	NVIDIA Corp.	1,076	352
	Monolithic Power Systems Inc.	603	334
*	Cirrus Logic Inc.	4,154	333
*	Alphabet Inc. Class A	109	309
*	Allegro MicroSystems Inc.	9,887	309
	Intel Corp.	6,138	302
*	Teradata Corp.	6,860	298
*	Yelp Inc. Class A	8,398	288
*	Qualys Inc.	2,161	282
*	Anaplan Inc.	5,875	252
*	CommVault Systems Inc.	4,009	252
	Skyworks Solutions Inc.	1,575	239
	Lam Research Corp.	348	237
*	Atlassian Corp. plc Class A	608	229
	Microsoft Corp.	691	228
*	Synaptics Inc.	796	225
	National Instruments Corp.	5,305	220
	Advanced Energy Industries Inc.	2,470	217
*	Lattice Semiconductor Corp.	2,858	217
	TE Connectivity Ltd.	1,401	216

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
	A10 Networks Inc.	13,817	213
*	Agilysys Inc.	4,894	213
*	Elastic NV	1,362	212
*	EPAM Systems Inc.	342	208
	Xperi Holding Corp.	11,475	206
*	Digital Turbine Inc.	3,715	197
*	ON Semiconductor Corp.	3,138	193
	Shutterstock Inc.	1,621	185
*	Appian Corp. Class A	2,427	180
*	Onto Innovation Inc.	1,761	166
*	TrueCar Inc.	50,227	165
	CTS Corp.	4,532	158
	Cognizant Technology Solutions Corp. Class A	1,980	154
*	eGain Corp.	14,434	152
*	F5 Inc.	662	151
*	Paycom Software Inc.	336	147
*	Upwork Inc.	3,737	139
	Universal Display Corp.	897	128
*	FormFactor Inc.	2,837	119
	International Business Machines Corp.	997	117
*	PDF Solutions Inc.	3,879	116
*	Veritone Inc.	4,328	111
*	Sprout Social Inc. Class A	984	110
*	Yandex NV Class A	1,514	109
	American Software Inc. Class A	4,751	108
*	IPG Photonics Corp.	646	106
*	TechTarget Inc.	1,101	106
	Vertiv Holdings Co. Class A	4,008	103
*	ChannelAdvisor Corp.	4,062	102
	CSG Systems International Inc.	1,904	100
*	MaxLinear Inc.	1,456	98
*	OneSpan Inc.	5,350	91
*	CyberOptics Corp.	2,106	91
*	ePlus Inc.	855	90
	Amdocs Ltd.	1,278	89
*	Dropbox Inc. Class A	3,570	88
*	Alpha & Omega Semiconductor Ltd.	1,783	88
*	ScanSource Inc.	2,778	87
*	Groupon Inc. Class A	4,147	86
*	Novanta Inc.	519	84
*	Box Inc. Class A	3,537	83
	Dolby Laboratories Inc. Class A	945	79
*	SPS Commerce Inc.	556	78
*	Cargurus Inc.	2,040	76
*	3D Systems Corp.	3,200	73
*	Cohu Inc.	2,116	70
	Jabil Inc.	1,206	70
*	Crowdstrike Holdings Inc. Class A	313	68
	CDW Corp.	352	67
*	Appfolio Inc. Class A	538	65
*	Brightcove Inc.	6,471	62
*	Mimecast Ltd.	764	62
*	Arrow Electronics Inc.	496	60
	Kulicke & Soffa Industries Inc.	1,027	59
	Vishay Intertechnology Inc.	2,831	58
	Power Integrations Inc.	566	57
*	Diodes Inc.	522	56
*	SecureWorks Corp. Class A	3,180	56
	Concentrix Corp.	331	55
*	Avaya Holdings Corp.	2,776	54
	PC Connection Inc.	1,147	50
*	Perficient Inc.	367	50
		Shares	Market Value• ($000)
*	Jamf Holding Corp.	1,476	48
	Simulations Plus Inc.	987	46
	Avnet Inc.	1,253	45
	Amkor Technology Inc.	2,050	44
*	MACOM Technology Solutions Holdings Inc. Class H	609	44
	Brooks Automation Inc.	378	43
*	Axcelis Technologies Inc.	675	42
*	Blackbaud Inc.	554	42
*	SMART Global Holdings Inc.	688	39
*	Alarm.com Holdings Inc.	474	38
*	Semtech Corp.	447	38
	Hackett Group Inc.	1,711	35
*	II-VI Inc.	555	35
	TD SYNNEX Corp.	331	34
*	Altair Engineering Inc. Class A	422	31
*	Verint Systems Inc.	662	31
*	Mitek Systems Inc.	1,640	28
*	comScore Inc.	6,966	24
*	Nutanix Inc. Class A	727	24
*	Pinterest Inc. Class A	490	20
*	Kyndryl Holdings Inc.	199	3
			27,156
Telecommunications (1.0%)
	Cisco Systems Inc.	4,920	270
*	Calix Inc.	2,581	173
*	Clearfield Inc.	2,421	157
*	IDT Corp. Class B	2,533	137
	Ubiquiti Inc.	342	102
*	Ciena Corp.	1,350	81
*	Arista Networks Inc.	644	80
*	Digi International Inc.	3,080	66
*	Extreme Networks Inc.	4,641	63
*	Ooma Inc.	3,259	61
*	Cambium Networks Corp.	1,828	50
*	NETGEAR Inc.	1,831	49
*	Viavi Solutions Inc.	2,655	39
*	Consolidated Communications Holdings Inc.	4,522	34
	ADTRAN Inc.	1,417	29
*	Aviat Networks Inc.	826	26
*	CommScope Holding Co. Inc.	2,368	24
			1,441
Utilities (0.1%)
*	Clean Harbors Inc.	683	69
Total Common Stocks (Cost $115,997)			142,957

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[2,3]	Vanguard Market Liquidity Fund, 0.077% (Cost $734)	7,338	734
Total Investments (100.1%) (Cost $116,731)			143,691
Other Assets and Liabilities—Net (-0.1%)			(109)
Net Assets (100%)			143,582
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $200,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $222,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2021	24	548	(1)

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Statement of Assets and Liabilities
As of November 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $115,997)	142,957
Affiliated Issuers (Cost $734)	734
Total Investments in Securities	143,691
Investment in Vanguard	4
Cash Collateral Pledged—Futures Contracts	35
Receivables for Investment Securities Sold	2
Receivables for Accrued Income	146
Total Assets	143,878
Liabilities
Due to Custodian	56
Collateral for Securities on Loan	222
Payables to Vanguard	8
Variation Margin Payable—Futures Contracts	10
Total Liabilities	296
Net Assets	143,582
At November 30, 2021, net assets consisted of:

Paid-in Capital	116,576
Total Distributable Earnings (Loss)	27,006
Net Assets	143,582

Net Assets
Applicable to 1,175,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	143,582
Net Asset Value Per Share	$122.20

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Statement of Operations

Year Ended November 30, 2021
($000)
Investment Income
Income
Dividends	1,209
Interest[1]	—
Securities Lending—Net	8
Total Income	1,217
Expenses
The Vanguard Group—Note B
Investment Advisory Services	43
Management and Administrative	39
Marketing and Distribution	1
Custodian Fees	3
Auditing Fees	31
Shareholders’ Reports	2
Trustees’ Fees and Expenses	—
Total Expenses	119
Net Investment Income	1,098
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	2,470
Futures Contracts	75
Realized Net Gain (Loss)	2,545
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	14,528
Futures Contracts	(7)
Change in Unrealized Appreciation (Depreciation)	14,521
Net Increase (Decrease) in Net Assets Resulting from Operations	18,164
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were less than $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $1,239,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,098	595
Realized Net Gain (Loss)	2,545	(1,375)
Change in Unrealized Appreciation (Depreciation)	14,521	10,696
Net Increase (Decrease) in Net Assets Resulting from Operations	18,164	9,916
Distributions
Total Distributions	(932)	(495)
Capital Share Transactions
Issued	74,754	26,166
Issued in Lieu of Cash Distributions	—	—
Redeemed	(2,908)	(2,136)
Net Increase (Decrease) from Capital Share Transactions	71,846	24,030
Total Increase (Decrease)	89,078	33,451
Net Assets
Beginning of Period	54,504	21,053
End of Period	143,582	54,504

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,			February 13, 2018[1] to November 30, 2018
	2021	2020	2019
Net Asset Value, Beginning of Period	$94.79	$84.21	$78.58	$75.00
Investment Operations
Net Investment Income[2]	1.403	1.291	1.199	.899
Net Realized and Unrealized Gain (Loss) on Investments	27.292	10.428	5.559	3.266
Total from Investment Operations	28.695	11.719	6.758	4.165
Distributions
Dividends from Net Investment Income	(1.285)	(1.139)	(1.128)	(.585)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.285)	(1.139)	(1.128)	(.585)
Net Asset Value, End of Period	$122.20	$94.79	$84.21	$78.58
Total Return	30.42%	14.29%	8.75%	5.52%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$144	$55	$21	$18
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%[3,4]
Ratio of Net Investment Income to Average Net Assets	1.21%	1.59%	1.52%	1.40%[3]
Portfolio Turnover Rate	56%[5]	58%	80%	25%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	The ratio of total expenses to average net assets before an expense reduction of 0.04% was 0.17%. The fund incurred higher than anticipated expenses, in which Vanguard voluntarily agreed to assume payment of certain expenses. The fund is not obligated to repay this amount to Vanguard.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Notes to Financial Statements
Vanguard U.S. Quality Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Quality Factor ETF
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Quality Factor ETF
For the year ended November 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2021, the fund had contributed to Vanguard capital in the amount of $4,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,239
Total Distributable Earnings (Loss)	(1,239)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of

U.S. Quality Factor ETF
unrealized gains or losses from certain derivative contracts; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	340
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(281)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	26,947
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	932	495
Long-Term Capital Gains	—	—
Total	932	495
*	Includes short-term capital gains, if any.
As of November 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	116,744
Gross Unrealized Appreciation	31,275
Gross Unrealized Depreciation	(4,328)
Net Unrealized Appreciation (Depreciation)	26,947
E.	During the year ended November 30, 2021, the fund purchased $125,609,000 of investment securities and sold $53,889,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $2,907,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2021, such purchases were $61,000 and sales were $0, resulting in net realized gain (loss) of $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

U.S. Quality Factor ETF
F.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2021 Shares (000)	2020 Shares (000)

Issued	625	350
Issued in Lieu of Cash Distributions	—	—
Redeemed	(25)	(25)
Net Increase (Decrease) in Shares Outstanding	600	325
At November 30, 2021, one shareholder was a record or beneficial owner of 37% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to November 30, 2021, that would require recognition or disclosure in these financial statements.

U.S. Value Factor ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2021
	One Year	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Value Factor ETF Net Asset Value	37.51%	10.02%	$14,367
U.S. Value Factor ETF Market Price	37.48	10.03	14,371
Russell 3000 Index	26.34	17.17	18,243
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2021
	One Year	Since Inception (2/13/2018)
U.S. Value Factor ETF Market Price	37.48%	43.71%
U.S. Value Factor ETF Net Asset Value	37.51	43.67
Russell 3000 Index	26.34	82.43
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Value Factor ETF
Fund Allocation
As of November 30, 2021
Basic Materials	6.7%
Consumer Discretionary	17.0
Consumer Staples	5.9
Energy	9.5
Financials	22.1
Health Care	10.8
Industrials	15.3
Real Estate	0.4
Technology	7.3
Telecommunications	4.5
Utilities	0.5
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Value Factor ETF
Financial Statements
Schedule of Investments
As of November 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Basic Materials (6.6%)
	Dow Inc.	75,330	4,138
	Newmont Corp.	49,247	2,705
	International Paper Co.	42,527	1,936
	Freeport-McMoRan Inc.	51,358	1,904
	LyondellBasell Industries NV Class A	20,613	1,796
	Nucor Corp.	11,235	1,194
	Mosaic Co.	30,827	1,055
	Reliance Steel & Aluminum Co.	6,838	1,016
	Steel Dynamics Inc.	13,487	807
	US Steel Corp.	33,820	765
	Westlake Chemical Corp.	7,457	693
*	Alto Ingredients Inc.	130,153	678
	UFP Industries Inc.	7,517	626
	AdvanSix Inc.	12,618	571
*	Koppers Holdings Inc.	18,217	550
	Glatfelter Corp.	31,618	521
	GrafTech International Ltd.	43,824	511
	Huntsman Corp.	15,614	495
*	Cleveland-Cliffs Inc.	23,972	488
	Ashland Global Holdings Inc.	4,458	451
*	TimkenSteel Corp.	30,464	436
*	Clearwater Paper Corp.	10,284	414
	Chemours Co.	13,714	407
	Tronox Holdings plc Class A	18,100	398
	Schnitzer Steel Industries Inc. Class A	7,778	374
	Worthington Industries Inc.	7,485	359
	Commercial Metals Co.	10,598	328
	Olin Corp.	5,498	299
	Boise Cascade Co.	4,587	297
	Eastman Chemical Co.	2,802	292
*	Univar Solutions Inc.	11,270	292
*	Intrepid Potash Inc.	7,006	288
	CF Industries Holdings Inc.	3,764	228
	Hecla Mining Co.	40,697	225
	Valvoline Inc.	6,447	220
	Trinseo plc	4,277	202
	Schweitzer-Mauduit International Inc.	6,452	185
	Element Solutions Inc.	7,931	181
	Timken Co.	2,473	163
	Olympic Steel Inc.	7,848	160
	Verso Corp. Class A	7,529	159
	FutureFuel Corp.	20,961	158
		Shares	Market Value• ($000)
*	Rayonier Advanced Materials Inc.	22,109	121
	Cabot Corp.	2,246	118
	Minerals Technologies Inc.	1,803	118
	Celanese Corp. Class A	761	115
	Haynes International Inc.	2,677	107
*	Orion Engineered Carbons SA	5,886	103
			29,647
Consumer Discretionary (16.9%)
	Ford Motor Co.	233,234	4,476
*	General Motors Co.	56,013	3,241
*	Discovery Inc. Class C	70,066	1,591
	Macy's Inc.	49,106	1,399
*	AutoZone Inc.	718	1,305
*	Taylor Morrison Home Corp. Class A	41,081	1,276
	Penske Automotive Group Inc.	12,480	1,243
*	Meritage Homes Corp.	10,518	1,187
	Bath & Body Works Inc.	15,775	1,185
	Whirlpool Corp.	5,252	1,144
	Dick's Sporting Goods Inc.	8,498	999
*	SkyWest Inc.	24,835	973
	Toll Brothers Inc.	15,305	971
	Century Communities Inc.	13,421	954
	Kohl's Corp.	18,595	953
	Target Corp.	3,895	950
	Qurate Retail Inc. Series A	114,705	918
	eBay Inc.	13,559	915
	Gray Television Inc.	43,956	906
	Lennar Corp. Class A	8,298	872
	Nexstar Media Group Inc. Class A	5,692	851
	Lithia Motors Inc. Class A	2,901	845
	ViacomCBS Inc. Class B	26,149	809
	PVH Corp.	7,514	802
*	Perdoceo Education Corp.	81,474	802
	Lear Corp.	4,763	799
*	Cars.com Inc.	47,554	793
	Fox Corp. Class B	23,486	789
*	TravelCenters of America Inc.	14,604	763
	AMERCO	1,062	748
*	AutoNation Inc.	5,981	741
	Nielsen Holdings plc	38,105	730
*	Genesco Inc.	11,012	696
	PulteGroup Inc.	13,652	683
*	KAR Auction Services Inc.	45,272	679
	Signet Jewelers Ltd.	6,915	672
	Harley-Davidson Inc.	18,328	671

U.S. Value Factor ETF
		Shares	Market Value• ($000)
*	Tri Pointe Homes Inc.	26,845	670
*	Avis Budget Group Inc.	2,337	642
	Walmart Inc.	4,512	634
	Rush Enterprises Inc. Class A	12,360	630
	Omnicom Group Inc.	9,245	622
*	Goodyear Tire & Rubber Co.	30,517	614
	LKQ Corp.	10,947	612
*	Capri Holdings Ltd.	9,932	588
	Strategic Education Inc.	10,874	582
*	JetBlue Airways Corp.	42,109	565
	Standard Motor Products Inc.	11,158	558
	Travel + Leisure Co.	11,270	555
	Fox Corp. Class A	14,715	525
*	MarineMax Inc.	9,731	518
*	Conn's Inc.	22,828	499
*	Container Store Group Inc.	42,235	491
	La-Z-Boy Inc.	14,642	489
	Movado Group Inc.	10,681	479
	Thor Industries Inc.	4,330	458
*	WW International Inc.	26,867	452
*	Dine Brands Global Inc.	6,206	446
	Murphy USA Inc.	2,571	446
	Activision Blizzard Inc.	7,567	443
	TEGNA Inc.	21,667	428
*	Adtalem Global Education Inc.	14,387	427
*	Tupperware Brands Corp.	27,327	427
*	American Axle & Manufacturing Holdings Inc.	48,026	425
	EW Scripps Co. Class A	22,815	423
*	Fossil Group Inc.	34,911	417
*	Lazydays Holdings Inc.	20,321	411
*	Grand Canyon Education Inc.	5,602	406
*	Mesa Air Group Inc.	57,268	404
*	G-III Apparel Group Ltd.	13,604	403
*	Tenneco Inc. Class A	38,315	402
*	Zumiez Inc.	8,766	401
*	Brinker International Inc.	11,421	395
*	Discovery Inc. Class A	16,976	395
*	Alaska Air Group Inc.	7,897	384
	H&R Block Inc.	16,231	384
	Leggett & Platt Inc.	9,184	371
*	Bed Bath & Beyond Inc.	20,053	368
*	Adient plc	8,518	362
*	Nautilus Inc.	52,667	361
	Laureate Education Inc. Class A	34,968	350
*	Dollar Tree Inc.	2,554	342
*	Knowles Corp.	15,501	337
	OneWater Marine Inc. Class A	6,430	329
*	Lumber Liquidators Holdings Inc.	21,289	327
	Group 1 Automotive Inc.	1,635	318
	Hibbett Inc.	4,024	314
	Caleres Inc.	12,955	306
*	Entercom Communications Corp. Class A	121,340	300
	Shoe Carnival Inc.	7,565	296
	Lennar Corp. Class B	3,407	292
	Cato Corp. Class A	17,515	288
	Haverty Furniture Cos. Inc.	9,503	284
*	Beazer Homes USA Inc.	14,255	280
*	ODP Corp.	7,378	279
	Interpublic Group of Cos. Inc.	8,338	277
	Hasbro Inc.	2,829	274
[1]	Big 5 Sporting Goods Corp.	11,439	271
		Shares	Market Value• ($000)
	Scholastic Corp.	7,179	270
	KB Home	6,702	268
	Newell Brands Inc.	12,485	268
*	AMC Networks Inc. Class A	6,895	266
[1]	Sirius XM Holdings Inc.	42,339	258
	DR Horton Inc.	2,612	255
*	Vera Bradley Inc.	25,431	242
	Matthews International Corp. Class A	6,805	236
	Carter's Inc.	2,254	228
*	Penn National Gaming Inc.	4,444	228
	Dillard's Inc. Class A	819	224
	Dana Inc.	10,244	220
*	Kirkland's Inc.	10,055	217
*	Green Brick Partners Inc.	7,838	196
*	Asbury Automotive Group Inc.	1,171	192
*	Fluent Inc.	101,385	189
	Big Lots Inc.	4,270	185
	Foot Locker Inc.	3,987	182
	Aaron's Co. Inc.	8,158	181
	Rent-A-Center Inc.	4,068	180
*	Sleep Number Corp.	2,188	175
*	Lions Gate Entertainment Corp. Class B	12,555	171
	International Game Technology plc	6,320	171
	HNI Corp.	4,267	169
	ViacomCBS Inc. Class A	4,940	165
	Winnebago Industries Inc.	2,277	164
	Del Taco Restaurants Inc.	21,007	161
*	NVR Inc.	30	157
	Interface Inc. Class A	10,924	156
*	Stride Inc.	4,509	154
*	M/I Homes Inc.	2,719	152
	Tilly's Inc. Class A	10,146	152
*	Universal Electronics Inc.	4,180	151
*	PROG Holdings Inc.	3,280	148
	Sonic Automotive Inc. Class A	3,275	147
*	Boyd Gaming Corp.	2,490	146
	Best Buy Co. Inc.	1,314	140
*	Abercrombie & Fitch Co. Class A	3,860	139
*	Funko Inc. Class A	8,199	134
*	iHeartMedia Inc. Class A	6,742	132
	Guess? Inc.	5,794	131
*	VOXX International Corp. Class A	12,737	131
*	Victoria's Secret & Co.	2,348	127
*	Central Garden & Pet Co. Class A	2,811	122
	Graham Holdings Co. Class B	207	117
	Tapestry Inc.	2,923	117
	MillerKnoll Inc.	2,998	114
	Buckle Inc.	2,350	111
*	Lakeland Industries Inc.	5,778	111
	Carriage Services Inc. Class A	2,014	104
	Ethan Allen Interiors Inc.	4,382	99
	Jack in the Box Inc.	1,177	97
	BorgWarner Inc. (XNYS)	2,099	91
	Advance Auto Parts Inc.	406	90
*	1-800-Flowers.com Inc. Class A	2,921	87
	Gap Inc.	5,177	86
	Marriott Vacations Worldwide Corp.	560	85
*	Lands' End Inc.	3,551	82

U.S. Value Factor ETF
		Shares	Market Value• ($000)
	Rocky Brands Inc.	2,234	79
			75,857
Consumer Staples (5.9%)
	CVS Health Corp.	43,106	3,839
	Molson Coors Beverage Co. Class B	42,463	1,887
	Kraft Heinz Co.	54,597	1,835
	McKesson Corp.	6,709	1,454
	Philip Morris International Inc.	14,067	1,209
	Tyson Foods Inc. Class A	14,384	1,136
	Walgreens Boots Alliance Inc.	23,007	1,031
	Archer-Daniels-Midland Co.	14,909	928
*	Herbalife Nutrition Ltd.	24,571	918
	SpartanNash Co.	38,210	914
	Kroger Co.	21,714	902
	Conagra Brands Inc.	28,023	856
	J M Smucker Co.	5,882	744
	Ingredion Inc.	7,874	733
	ACCO Brands Corp.	87,878	726
	Weis Markets Inc.	10,512	662
	Edgewell Personal Care Co.	15,454	656
	General Mills Inc.	10,370	641
	Ingles Markets Inc. Class A	6,663	512
*	United Natural Foods Inc.	9,337	464
	Altria Group Inc.	10,612	453
	Flowers Foods Inc.	16,150	417
	Universal Corp.	8,685	404
*	Pilgrim's Pride Corp.	12,980	365
	AmerisourceBergen Corp. Class A	2,989	346
*	Darling Ingredients Inc.	4,412	298
	Nu Skin Enterprises Inc. Class A	6,800	298
	Fresh Del Monte Produce Inc.	10,229	253
	Corteva Inc.	5,610	252
	Andersons Inc.	7,056	240
	Keurig Dr Pepper Inc.	6,533	222
	Seaboard Corp.	52	202
*	US Foods Holding Corp	6,143	193
*	Hostess Brands Inc. Class A	10,591	180
*	Sprouts Farmers Market Inc.	5,243	139
	Vector Group Ltd.	6,775	105
*	Rite Aid Corp.	7,988	98
			26,512
Energy (9.4%)
	ConocoPhillips	37,457	2,627
	Exxon Mobil Corp.	34,079	2,039
	Chevron Corp.	17,806	2,010
	APA Corp.	57,218	1,474
	EOG Resources Inc.	15,368	1,337
	Schlumberger NV	43,616	1,251
	Diamondback Energy Inc.	11,276	1,203
	Kinder Morgan Inc.	77,563	1,199
	Ovintiv Inc. (XNYS)	28,976	1,007
	SM Energy Co.	33,583	974
*	CONSOL Energy Inc.	44,072	967
*	EQT Corp.	46,842	910
	Marathon Oil Corp.	54,755	848
*	Whiting Petroleum Corp.	12,981	840
	Equitrans Midstream Corp.	85,730	825
*	Range Resources Corp.	42,037	822
*	Antero Resources Corp.	42,342	744
*	Comstock Resources Inc.	89,953	728
	HollyFrontier Corp.	22,358	723
	Coterra Energy Inc.	35,757	718
	Devon Energy Corp.	15,573	655
		Shares	Market Value• ($000)
	Civitas Resources Inc.	12,325	630
	Murphy Oil Corp.	23,006	611
*	Centennial Resource Development Inc. Class A	92,125	574
	Baker Hughes Co. Class A	24,546	573
	Pioneer Natural Resources Co.	3,148	561
*	Kosmos Energy Ltd.	151,982	556
	PDC Energy Inc.	10,980	554
	Continental Resources Inc.	12,330	547
*	Callon Petroleum Co.	10,560	537
	Archrock Inc.	65,261	482
	Northern Oil and Gas Inc.	23,349	476
*	Bristow Group Inc.	15,710	467
*	Southwestern Energy Co.	103,602	464
	SunCoke Energy Inc.	75,576	460
*	CNX Resources Corp.	33,530	457
*	Peabody Energy Corp.	45,239	451
*	Laredo Petroleum Inc.	7,435	438
	Phillips 66	6,094	422
*	National Energy Services Reunited Corp.	42,480	421
*	Delek US Holdings Inc.	26,201	411
	Warrior Met Coal Inc.	19,130	411
	Halliburton Co.	18,812	406
*	Newpark Resources Inc.	147,286	402
*	Helix Energy Solutions Group Inc.	129,926	395
	ONEOK Inc.	6,275	375
	Williams Cos. Inc.	13,830	370
	Matador Resources Co.	9,291	365
*	Centrus Energy Corp. Class A	6,349	352
	Arch Resources Inc.	4,292	333
	Antero Midstream Corp.	33,987	330
*	PBF Energy Inc. Class A	25,100	314
*	Nabors Industries Ltd. (XNYS)	3,829	312
	Occidental Petroleum Corp.	10,490	311
	Cheniere Energy Inc.	2,911	305
	Valero Energy Corp.	4,559	305
	World Fuel Services Corp.	11,654	291
	Targa Resources Corp.	5,419	280
	Magnolia Oil & Gas Corp. Class A	13,955	265
	Altus Midstream Co. Class A	4,115	261
*	Golar LNG Ltd.	21,029	248
*	W&T Offshore Inc.	71,876	247
*	Talos Energy Inc.	22,053	220
*	Oil States International Inc.	35,489	180
*	First Solar Inc.	1,709	177
	Brigham Minerals Inc. Class A	7,754	161
	Berry Corp.	19,687	160
*	NOV Inc.	11,815	141
	Arcosa Inc.	2,592	133
*	Renewable Energy Group Inc.	2,431	116
*	REX American Resources Corp.	1,041	95
			42,254
Financials (22.0%)
	Citigroup Inc.	43,526	2,773
	Truist Financial Corp.	43,271	2,566
	Goldman Sachs Group Inc.	6,681	2,545
	American International Group Inc.	47,226	2,484
	JPMorgan Chase & Co.	13,969	2,219
	Wells Fargo & Co.	43,854	2,095
	MetLife Inc.	35,555	2,086

U.S. Value Factor ETF
		Shares	Market Value• ($000)
	Bank of New York Mellon Corp.	36,843	2,019
	Chubb Ltd.	11,222	2,014
	Morgan Stanley	20,508	1,945
	Bank of America Corp.	37,659	1,675
	PNC Financial Services Group Inc.	7,049	1,389
	Essent Group Ltd.	31,264	1,300
	US Bancorp	23,368	1,293
	Hope Bancorp Inc.	89,507	1,284
	Regions Financial Corp.	54,960	1,250
	Radian Group Inc.	59,494	1,212
	Allstate Corp.	11,083	1,205
	Citizens Financial Group Inc.	25,382	1,200
	Zions Bancorp NA	18,161	1,146
*	Berkshire Hathaway Inc. Class B	3,909	1,082
	BlackRock Inc.	1,168	1,057
	Axis Capital Holdings Ltd.	21,021	1,044
	Prudential Financial Inc.	10,176	1,041
	FNB Corp.	84,597	986
	Reinsurance Group of America Inc.	10,376	985
	KeyCorp	43,303	972
	MGIC Investment Corp.	61,962	874
	Unum Group	37,595	868
	Heartland Financial USA Inc.	18,241	866
	Travelers Cos. Inc.	5,719	840
	New York Community Bancorp Inc.	69,865	837
	First American Financial Corp.	10,705	794
	Aflac Inc.	14,268	772
*	Customers Bancorp Inc.	13,219	762
	American Equity Investment Life Holding Co.	21,784	733
	Jefferies Financial Group Inc.	19,463	731
	Popular Inc.	9,107	709
	Everest Re Group Ltd.	2,743	703
*	Genworth Financial Inc. Class A	175,524	670
	Principal Financial Group Inc.	9,713	666
	RenaissanceRe Holdings Ltd.	4,251	655
	OFG Bancorp	26,356	635
	Fidelity National Financial Inc.	12,968	634
	Globe Life Inc.	7,323	634
	Raymond James Financial Inc.	6,376	627
	CNA Financial Corp.	13,915	579
	Associated Banc-Corp.	26,174	573
	Affiliated Managers Group Inc.	3,266	556
	Voya Financial Inc.	8,881	552
*	Mr Cooper Group Inc.	13,975	549
	T Rowe Price Group Inc.	2,625	525
	Valley National Bancorp	39,083	525
	Comerica Inc.	6,333	523
	Universal Insurance Holdings Inc.	34,453	519
	Old National Bancorp	29,215	516
*	Encore Capital Group Inc.	8,736	510
	CNO Financial Group Inc.	22,388	507
	Horace Mann Educators Corp.	13,671	507
	PacWest Bancorp	11,097	496
	PennyMac Financial Services Inc.	7,832	496
	Lakeland Bancorp Inc.	27,693	495
	Bank OZK	10,698	478
		Shares	Market Value• ($000)
	BOK Financial Corp.	4,592	474
*	Brighthouse Financial Inc.	9,604	467
*	Credit Acceptance Corp.	737	461
	Hanmi Financial Corp.	20,471	460
	Lincoln National Corp.	6,789	450
	Western Alliance Bancorp	4,068	447
*	SiriusPoint Ltd.	57,693	444
	Hancock Whitney Corp.	9,266	443
	Navient Corp.	22,340	441
*	Arch Capital Group Ltd.	10,932	441
	Nelnet Inc. Class A	5,033	434
	M&T Bank Corp.	2,905	426
	Banner Corp.	7,311	419
	Charles Schwab Corp.	5,419	419
	Ally Financial Inc.	8,765	402
	Stifel Financial Corp.	5,579	396
	State Street Corp.	4,400	391
	Old Republic International Corp.	16,120	386
	First Busey Corp.	14,545	374
*	Alleghany Corp.	577	373
	ConnectOne Bancorp Inc.	11,313	368
*	MoneyGram International Inc.	61,571	365
	Ameriprise Financial Inc.	1,244	360
	SouthState Corp.	4,554	356
	Atlantic Union Bankshares Corp.	10,676	347
	SLM Corp.	19,457	346
	Franklin Resources Inc.	10,544	342
*	NMI Holdings Inc. Class A	17,457	342
	Hartford Financial Services Group Inc.	5,124	339
*	Enstar Group Ltd.	1,473	329
	Heritage Financial Corp.	13,871	325
	Hilltop Holdings Inc.	9,455	322
*	Bancorp Inc.	11,200	317
	Invesco Ltd.	14,131	316
	First Commonwealth Financial Corp.	20,339	306
	United Bankshares Inc.	8,526	305
	Park National Corp.	2,313	301
	CVB Financial Corp.	15,715	300
	Signature Bank	989	299
	Flushing Financial Corp.	12,605	298
	Equitable Holdings Inc.	9,476	298
	Columbia Banking System Inc.	8,875	292
*	GoHealth Inc. Class A	82,407	292
	Stewart Information Services Corp.	4,078	290
	Assurant Inc.	1,903	289
	Eagle Bancorp Inc.	5,113	288
	HarborOne Bancorp Inc.	20,509	285
	Northern Trust Corp.	2,429	281
	UMB Financial Corp.	2,775	279
	Fifth Third Bancorp	6,513	274
	Pinnacle Financial Partners Inc.	2,816	269
	Cowen Inc. Class A	7,586	268
	First BanCorp. (XNYS)	20,103	267
	Prosperity Bancshares Inc.	3,690	263
	American Financial Group Inc.	1,955	261
*	Enova International Inc.	6,754	257
*	PRA Group Inc.	5,960	253
	Enterprise Financial Services Corp.	5,346	248
	OneMain Holdings Inc.	4,895	244

U.S. Value Factor ETF
		Shares	Market Value• ($000)
	Progressive Corp.	2,620	243
	Cullen/Frost Bankers Inc.	1,923	242
	1st Source Corp.	5,238	242
	Southside Bancshares Inc.	5,913	241
	Wintrust Financial Corp.	2,745	240
*	StoneX Group Inc.	4,160	234
	Simmons First National Corp. Class A	8,007	233
	Sandy Spring Bancorp Inc.	4,940	232
	East West Bancorp Inc.	2,997	231
	First Financial Bancorp	10,038	231
	Synovus Financial Corp.	5,021	227
*	Triumph Bancorp Inc.	1,745	222
*	Nicolet Bankshares Inc.	3,094	221
	Webster Financial Corp.	4,076	220
	First Bancorp (XNGS)	4,921	219
	Meta Financial Group Inc.	3,490	209
	Berkshire Hills Bancorp Inc.	7,673	205
	Independent Bank Group Inc.	2,847	198
	First Horizon Corp.	12,088	195
	S&T Bancorp Inc.	6,461	193
	Washington Trust Bancorp Inc.	3,558	191
	Assured Guaranty Ltd.	3,894	191
	First Merchants Corp.	4,741	189
	Northfield Bancorp Inc.	11,095	187
	Argo Group International Holdings Ltd.	3,447	187
	Ameris Bancorp	3,811	185
	Central Pacific Financial Corp.	6,629	177
	HomeStreet Inc.	3,559	176
	Fulton Financial Corp.	11,083	175
	Dime Community Bancshares Inc.	5,067	174
	Univest Financial Corp.	6,162	170
	NBT Bancorp Inc.	4,667	169
	Towne Bank	5,493	168
	Banc of California Inc.	8,500	166
	Brookline Bancorp Inc.	10,415	161
	Virtus Investment Partners Inc.	537	160
	OceanFirst Financial Corp.	7,358	152
	Veritex Holdings Inc.	3,842	152
	Walker & Dunlop Inc.	1,080	152
	Discover Financial Services	1,401	151
	Washington Federal Inc.	4,634	151
*	World Acceptance Corp.	734	151
	First Hawaiian Inc.	5,639	148
	Safety Insurance Group Inc.	1,914	148
	BGC Partners Inc. Class A	32,668	146
	Mercury General Corp.	2,805	143
	Premier Financial Corp.	4,803	141
	Cathay General Bancorp	3,323	139
	Trustmark Corp.	4,534	139
	WSFS Financial Corp.	2,784	138
	Preferred Bank	2,013	137
	Hanover Insurance Group Inc.	1,117	136
	Federal Agricultural Mortgage Corp. Class C	1,109	135
	First Interstate BancSystem Inc. Class A	3,255	133
*	SVB Financial Group	189	131
	Huntington Bancshares Inc.	8,697	129
	Northwest Bancshares Inc.	9,703	129
	TrustCo Bank Corp. NY	3,939	129
	Bank of NT Butterfield & Son Ltd.	3,470	128
		Shares	Market Value• ($000)
	Pacific Premier Bancorp Inc.	3,135	121
	TriCo Bancshares	2,832	119
*	eHealth Inc.	5,138	113
	Cadence Bank	3,864	113
	Renasant Corp.	3,075	112
	First Foundation Inc.	4,267	108
	Kearny Financial Corp.	8,076	103
*	Markel Corp.	83	99
	WesBanco Inc.	3,032	99
	Provident Financial Services Inc.	4,063	96
	Employers Holdings Inc.	2,474	95
	BankUnited Inc.	2,350	93
	Tompkins Financial Corp.	1,186	93
	Federated Hermes Inc.	2,730	92
	Intercontinental Exchange Inc.	696	91
	Heritage Commerce Corp.	8,204	90
	FB Financial Corp.	2,079	89
	National Bank Holdings Corp. Class A	2,095	89
	Selective Insurance Group Inc.	1,181	89
			98,558
Health Care (10.8%)
	Bristol-Myers Squibb Co.	82,405	4,419
	Gilead Sciences Inc.	63,074	4,348
	Cigna Corp.	18,423	3,535
*	Centene Corp.	39,655	2,832
	Pfizer Inc.	51,359	2,760
*	Moderna Inc.	7,662	2,700
	Anthem Inc.	6,376	2,590
*	Regeneron Pharmaceuticals Inc.	3,056	1,945
	Becton Dickinson and Co.	6,913	1,639
	Merck & Co. Inc.	16,851	1,262
	AbbVie Inc.	9,867	1,138
	Cardinal Health Inc.	24,251	1,121
*	Biogen Inc.	4,527	1,067
*	Jazz Pharmaceuticals plc	8,687	1,041
	HCA Healthcare Inc.	4,522	1,020
*	Emergent BioSolutions Inc.	22,853	1,008
	Johnson & Johnson	5,590	872
*	Quidel Corp.	4,915	725
*	Innoviva Inc.	41,983	702
	Quest Diagnostics Inc.	4,635	689
	Universal Health Services Inc. Class B	5,441	646
*	Multiplan Corp.	152,277	615
*	Endo International plc	109,031	611
*	Prestige Consumer Healthcare Inc.	9,595	537
	Royalty Pharma plc Class A	13,073	520
	Encompass Health Corp.	8,983	518
	PerkinElmer Inc.	2,824	514
*	United Therapeutics Corp.	2,596	492
*	Hologic Inc.	5,922	443
*	Fulgent Genetics Inc.	4,545	425
*	Community Health Systems Inc.	34,580	416
*	Tenet Healthcare Corp.	5,572	406
*	Laboratory Corp. of America Holdings	1,395	398
*	Catalyst Pharmaceuticals Inc.	48,845	342
	National HealthCare Corp.	5,027	324
	Humana Inc.	757	318

U.S. Value Factor ETF
		Shares	Market Value• ($000)
*	Collegium Pharmaceutical Inc.	16,947	298
*	Syneos Health Inc.	2,879	280
	Viatris Inc.	19,078	235
*	Computer Programs and Systems Inc.	7,184	212
*	Atea Pharmaceuticals Inc.	25,374	205
	UnitedHealth Group Inc.	456	203
*	Eagle Pharmaceuticals Inc.	4,029	192
*	Acadia Healthcare Co. Inc.	3,205	180
	Thermo Fisher Scientific Inc.	280	177
*	BioDelivery Sciences International Inc.	48,753	136
	Owens & Minor Inc.	3,330	133
*	ANI Pharmaceuticals Inc.	3,163	130
	Select Medical Holdings Corp.	4,767	128
*	Co-Diagnostics Inc.	12,980	125
*	DaVita Inc.	1,314	124
*	Ovid therapeutics Inc.	33,745	113
*	MEDNAX Inc.	4,576	112
*	Supernus Pharmaceuticals Inc.	3,619	109
*	Amneal Pharmaceuticals Inc.	23,490	98
	Amgen Inc.	446	89
			48,217
Industrials (15.2%)
	FedEx Corp.	19,008	4,379
	Global Payments Inc.	23,174	2,759
	Fidelity National Information Services Inc.	25,115	2,625
	Capital One Financial Corp.	13,206	1,856
	General Dynamics Corp.	9,755	1,843
	Northrop Grumman Corp.	4,329	1,510
	L3Harris Technologies Inc.	7,113	1,487
	Lockheed Martin Corp.	3,911	1,304
	Knight-Swift Transportation Holdings Inc.	22,200	1,271
*	Atlas Air Worldwide Holdings Inc.	14,379	1,260
*	Fiserv Inc.	11,701	1,129
*	Veritiv Corp.	7,993	1,007
	Allison Transmission Holdings Inc.	28,955	1,002
	Westrock Co.	22,081	958
	Alliance Data Systems Corp.	13,768	938
	ManpowerGroup Inc.	10,451	937
	Triton International Ltd.	15,872	888
	Johnson Controls International plc	11,554	864
*	Meritor Inc.	33,330	843
*	Berry Global Group Inc.	12,180	841
	PACCAR Inc.	9,344	779
	Air Lease Corp. Class A	19,141	777
	ArcBest Corp.	7,302	753
*	WESCO International Inc.	6,054	751
	Louisiana-Pacific Corp.	11,217	733
*	BlueLinx Holdings Inc.	10,350	730
	Graphic Packaging Holding Co.	36,213	715
	SFL Corp. Ltd.	84,050	701
	Ryder System Inc.	8,367	695
*	Tutor Perini Corp.	48,284	621
	Costamare Inc.	51,381	617
*	Textainer Group Holdings Ltd.	18,224	595
	Herc Holdings Inc.	3,465	591
	Owens Corning	6,930	588
		Shares	Market Value• ($000)
	Acuity Brands Inc.	2,768	557
*	GMS Inc.	9,790	547
*	US Xpress Enterprises Inc. Class A	68,820	541
*	Sterling Construction Co. Inc.	20,758	535
	Kelly Services Inc. Class A	31,092	524
	International Seaways Inc.	35,873	524
	Genco Shipping & Trading Ltd.	33,301	513
*	Frontline Ltd.	74,544	511
	Wabash National Corp.	29,828	498
*	Titan Machinery Inc.	14,693	488
	nVent Electric plc	13,892	484
*	United Rentals Inc.	1,427	483
	Raytheon Technologies Corp.	5,898	477
*	CoreCivic Inc.	44,047	474
*	Air Transport Services Group Inc.	18,447	455
	Dorian LPG Ltd.	34,243	422
	Hillenbrand Inc.	9,338	416
	MKS Instruments Inc.	2,728	415
*	American Woodmark Corp.	6,707	413
	Quanta Services Inc.	3,547	404
*	JELD-WEN Holding Inc.	16,461	399
*	Conduent Inc.	76,472	385
	DuPont de Nemours Inc.	5,175	383
*	BrightView Holdings Inc.	27,542	375
*	Covenant Logistics Group Inc. Class A	14,932	374
*	Infrastructure and Energy Alternatives Inc.	38,089	360
*	DXP Enterprises Inc.	12,945	358
	Sonoco Products Co.	6,068	353
	Synchrony Financial	7,825	350
	REV Group Inc.	21,531	338
	ADT Inc.	39,799	331
*	MYR Group Inc.	2,924	324
*	Teekay Corp.	96,385	320
*	XPO Logistics Inc.	4,345	315
	Scorpio Tankers Inc.	22,120	308
	DHT Holdings Inc.	55,264	307
	Textron Inc.	4,225	299
	Crane Co.	3,060	295
*	Kirby Corp.	5,492	287
	3M Co.	1,645	280
	Kaman Corp.	7,500	278
	Curtiss-Wright Corp.	2,157	271
*	TrueBlue Inc.	10,172	265
	Argan Inc.	6,173	243
	AGCO Corp.	2,192	242
	Primoris Services Corp.	10,751	241
	EMCOR Group Inc.	1,984	237
	Resources Connection Inc.	13,774	237
	Greif Inc. Class A	3,869	235
	Matson Inc.	2,810	229
	Oshkosh Corp.	2,119	228
*	MasTec Inc.	2,419	223
*	Colfax Corp.	4,751	221
	Schneider National Inc. Class B	8,719	214
*	Modine Manufacturing Co.	20,403	211
	Flowserve Corp.	6,977	209
*	Mohawk Industries Inc.	1,244	209
*	Donnelley Financial Solutions Inc.	4,417	206
	Quanex Building Products Corp.	9,609	205
*	O-I Glass Inc.	18,455	204

U.S. Value Factor ETF
		Shares	Market Value• ($000)
*	FTI Consulting Inc.	1,383	202
	Norfolk Southern Corp.	756	201
	Westinghouse Air Brake Technologies Corp.	2,257	200
*	Beacon Roofing Supply Inc.	3,992	199
*	Gates Industrial Corp. plc	12,172	195
	Deluxe Corp.	5,717	193
	Kronos Worldwide Inc.	13,692	192
	Regal Rexnord Corp.	1,215	192
*	ASGN Inc.	1,563	190
*	Builders FirstSource Inc.	2,618	182
*	AAR Corp.	5,478	179
*	Manitowoc Co. Inc.	9,253	176
	HB Fuller Co.	2,390	175
	Moog Inc. Class A	2,531	175
*	Summit Materials Inc. Class A	4,604	172
	Apogee Enterprises Inc.	4,137	171
*	Ducommun Inc.	3,984	169
*	Hub Group Inc. Class A	2,178	169
*	API Group Corp.	7,134	166
	American Express Co.	1,076	164
*	Cornerstone Building Brands Inc.	10,342	163
*	Resideo Technologies Inc.	6,244	163
	Carlisle Cos. Inc.	703	158
*	Fluor Corp.	7,039	156
	GATX Corp.	1,575	155
	ABM Industries Inc.	3,387	152
	Emerson Electric Co.	1,641	144
	Brunswick Corp.	1,521	143
	Werner Enterprises Inc.	3,049	138
	Trinity Industries Inc.	5,157	137
	Huntington Ingalls Industries Inc.	725	129
*	Vectrus Inc.	3,043	127
*	Great Lakes Dredge & Dock Corp.	8,524	126
	Maxar Technologies Inc.	4,551	125
*	Safe Bulkers Inc.	34,170	124
	Greenbrier Cos. Inc.	2,986	119
*	Thermon Group Holdings Inc.	6,705	116
	Sealed Air Corp.	1,852	115
*	AECOM	1,642	113
	Silgan Holdings Inc.	2,670	111
	Ennis Inc.	5,626	107
	Heidrick & Struggles International Inc.	2,466	106
	Otter Tail Corp.	1,624	106
	Griffon Corp.	3,993	105
*	PGT Innovations Inc.	5,112	105
	Packaging Corp. of America	804	105
	Altra Industrial Motion Corp.	1,883	99
	Belden Inc.	1,585	98
	Snap-on Inc.	472	97
	Marten Transport Ltd.	5,910	95
*	Ardmore Shipping Corp.	25,636	94
	Deere & Co.	265	92
	MDU Resources Group Inc.	3,347	91
	Eagle Bulk Shipping Inc.	2,261	91
*	Loyalty Ventures Inc.	2,511	72
*	BM Technologies Inc. (XASE)	1,618	20
			68,236
Real Estate (0.4%)
	Newmark Group Inc. Class A	23,411	376
*	Jones Lang LaSalle Inc.	1,380	324
*	Realogy Holdings Corp.	20,856	317
		Shares	Market Value• ($000)
	RE/MAX Holdings Inc. Class A	6,051	166
	Preferred Apartment Communities Inc. Class A	11,947	157
	EPR Properties	3,103	143
	VICI Properties Inc.	5,059	138
	Brixmor Property Group Inc.	4,905	112
	STORE Capital Corp.	3,180	105
			1,838
Technology (7.3%)
	Micron Technology Inc.	48,380	4,064
	International Business Machines Corp.	24,842	2,909
	HP Inc.	63,565	2,243
	QUALCOMM Inc.	9,684	1,749
	Hewlett Packard Enterprise Co.	111,643	1,602
*	Arrow Electronics Inc.	11,873	1,444
	Cognizant Technology Solutions Corp. Class A	15,087	1,176
*	TTM Technologies Inc.	80,252	1,106
	Vishay Intertechnology Inc.	47,327	964
*	Western Digital Corp.	15,396	891
*	CACI International Inc. Class A	2,972	771
	Amkor Technology Inc.	33,590	724
	Jabil Inc.	11,421	668
*	II-VI Inc.	10,583	662
*	ScanSource Inc.	20,638	645
*	Photronics Inc.	46,537	615
*	Sanmina Corp.	16,544	605
	Broadcom Inc.	1,037	574
	Amdocs Ltd.	7,298	510
	Xperi Holding Corp.	27,951	501
*	Alpha & Omega Semiconductor Ltd.	9,307	457
*	DXC Technology Co.	14,685	440
	Ebix Inc.	12,909	394
	Science Applications International Corp.	4,670	392
	Xerox Holdings Corp.	20,321	374
	Corning Inc.	9,163	340
	Concentrix Corp.	2,034	338
	Benchmark Electronics Inc.	14,081	332
*	NCR Corp.	7,939	309
*	Ultra Clean Holdings Inc.	5,003	274
*	Ziff Davis Inc.	2,368	270
*	Ichor Holdings Ltd.	5,624	269
	NortonLifeLock Inc.	10,788	268
	Oracle Corp.	2,937	267
	TD SYNNEX Corp.	2,543	263
	SolarWinds Corp.	17,890	258
*	NetScout Systems Inc.	8,332	249
	Intel Corp.	4,742	233
*	Dell Technologies Inc. Class C	3,913	221
	Methode Electronics Inc.	4,979	221
*	Parsons Corp.	6,460	214
	Avnet Inc.	5,845	212
	Applied Materials Inc.	1,367	201
	VMware Inc. Class A	1,724	201
*	Insight Enterprises Inc.	1,939	191
*	Synaptics Inc.	569	161
*	SMART Global Holdings Inc.	2,757	157
*	Allscripts Healthcare Solutions Inc.	8,335	139
*	VirnetX Holding Corp.	40,786	122
*	Cohu Inc.	3,563	117

U.S. Value Factor ETF
		Shares	Market Value• ($000)
*	Qorvo Inc.	768	112
*	Super Micro Computer Inc.	2,602	108
	NXP Semiconductors NV	475	106
	KBR Inc.	2,114	93
*	Kyndryl Holdings Inc.	2,513	40
			32,766
Telecommunications (4.5%)
	Verizon Communications Inc.	128,892	6,479
	Comcast Corp. Class A	60,344	3,016
	AT&T Inc.	69,608	1,589
*	Altice USA Inc. Class A	80,051	1,268
*	DISH Network Corp. Class A	33,173	1,037
	Cisco Systems Inc.	15,912	873
	Lumen Technologies Inc.	69,191	854
	Telephone and Data Systems Inc.	44,165	781
*	Charter Communications Inc. Class A	1,093	706
*	T-Mobile US Inc.	4,601	501
*	EchoStar Corp. Class A	16,497	451
*	Liberty Latin America Ltd. Class C	37,261	419
*	Lumentum Holdings Inc.	4,812	418
*	US Cellular Corp.	13,975	407
	Juniper Networks Inc.	12,679	395
*	WideOpenWest Inc.	17,876	332
*	Consolidated Communications Holdings Inc.	20,143	151
*	Liberty Latin America Ltd. Class A	12,267	139
*	Liberty Global plc Class C	4,008	107
			19,923
Utilities (0.5%)
	UGI Corp.	9,943	410
	Public Service Enterprise Group Inc.	6,529	408
		Shares	Market Value• ($000)
	Southern Co.	5,090	311
	National Fuel Gas Co.	5,304	307
	Exelon Corp.	3,897	206
	Avangrid Inc.	3,440	174
	FirstEnergy Corp.	3,676	138
	ALLETE Inc.	2,120	124
	Evergy Inc.	1,470	93
	Hawaiian Electric Industries Inc.	2,346	89
			2,260
Total Common Stocks (Cost $374,947)			446,068
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2,3]	Vanguard Market Liquidity Fund, 0.077% (Cost $1,870)	18,696	1,870
Total Investments (99.9%) (Cost $376,817)			447,938
Other Assets and Liabilities—Net (0.1%)			326
Net Assets (100%)			448,264
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $481,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $540,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2021	7	1,598	45
Micro E-mini S&P 500 Index	December 2021	9	205	4
				49

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Statement of Assets and Liabilities
As of November 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $374,947)	446,068
Affiliated Issuers (Cost $1,870)	1,870
Total Investments in Securities	447,938
Investment in Vanguard	14
Cash Collateral Pledged—Futures Contracts	98
Receivables for Investment Securities Sold	10
Receivables for Accrued Income	815
Total Assets	448,875
Liabilities
Due to Custodian	13
Collateral for Securities on Loan	540
Payables to Vanguard	25
Variation Margin Payable—Futures Contracts	33
Total Liabilities	611
Net Assets	448,264
At November 30, 2021, net assets consisted of:

Paid-in Capital	385,868
Total Distributable Earnings (Loss)	62,396
Net Assets	448,264

Net Assets
Applicable to 4,490,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	448,264
Net Asset Value Per Share	$99.84

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Statement of Operations

Year Ended November 30, 2021
($000)
Investment Income
Income
Dividends[1]	6,947
Interest[2]	1
Securities Lending—Net	9
Total Income	6,957
Expenses
The Vanguard Group—Note B
Investment Advisory Services	296
Management and Administrative	77
Marketing and Distribution	13
Custodian Fees	4
Auditing Fees	31
Shareholders’ Reports	8
Trustees’ Fees and Expenses	—
Total Expenses	429
Net Investment Income	6,528
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	7,456
Futures Contracts	203
Realized Net Gain (Loss)	7,659
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	52,678
Futures Contracts	36
Change in Unrealized Appreciation (Depreciation)	52,714
Net Increase (Decrease) in Net Assets Resulting from Operations	66,901
1	Dividends are net of foreign withholding taxes of $2,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $8,033,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,528	2,769
Realized Net Gain (Loss)	7,659	(5,254)
Change in Unrealized Appreciation (Depreciation)	52,714	17,857
Net Increase (Decrease) in Net Assets Resulting from Operations	66,901	15,372
Distributions
Total Distributions	(5,430)	(2,473)
Capital Share Transactions
Issued	273,133	63,070
Issued in Lieu of Cash Distributions	—	—
Redeemed	(19,466)	(24,015)
Net Increase (Decrease) from Capital Share Transactions	253,667	39,055
Total Increase (Decrease)	315,138	51,954
Net Assets
Beginning of Period	133,126	81,172
End of Period	448,264	133,126

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,			February 13, 2018[1] to November 30, 2018
	2021	2020	2019
Net Asset Value, Beginning of Period	$73.96	$75.51	$74.35	$75.00
Investment Operations
Net Investment Income[2]	1.923	1.689	1.671	1.276
Net Realized and Unrealized Gain (Loss) on Investments	25.644	(1.634)	1.053	(1.295)
Total from Investment Operations	27.567	.055	2.724	(.019)
Distributions
Dividends from Net Investment Income	(1.687)	(1.605)	(1.564)	(.631)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.687)	(1.605)	(1.564)	(.631)
Net Asset Value, End of Period	$99.84	$73.96	$75.51	$74.35
Total Return	37.51%	0.70%	3.83%	-0.08%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$448	$133	$81	$37
Ratio of Total Expenses to Average Net Assets	0.13%	0.14%[3]	0.14%[3]	0.13%[4]
Ratio of Net Investment Income to Average Net Assets	1.98%	2.68%	2.32%	2.05%[4]
Portfolio Turnover Rate	43%[5]	52%[5]	73%	16%
1	Inception.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.13%.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Notes to Financial Statements
Vanguard U.S. Value Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Value Factor ETF
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Value Factor ETF
For the year ended November 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2021, the fund had contributed to Vanguard capital in the amount of $14,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	8,034
Total Distributable Earnings (Loss)	(8,034)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in future. The differences are primarily related to the deferral of losses from wash sales; the recognition of

U.S. Value Factor ETF
unrealized gains or losses from certain dervatives contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,813
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(10,521)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	71,104
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	5,430	2,473
Long-Term Capital Gains	—	—
Total	5,430	2,473
*	Includes short-term capital gains, if any.
As of November 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	376,835
Gross Unrealized Appreciation	85,903
Gross Unrealized Depreciation	(14,799)
Net Unrealized Appreciation (Depreciation)	71,104
E.	During the year ended November 30, 2021, the fund purchased $410,283,000 of investment securities and sold $157,000,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $19,381,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2021, such purchases were $152,000 and sales were $291,000, resulting in net realized loss of $44,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

U.S. Value Factor ETF
F.	Capital share transactions for each class of shares were:

	Year Ended November 30,
	2021 Shares (000)	2020 Shares (000)

Issued	2,895	1,150
Issued in Lieu of Cash Distributions	—	—
Redeemed	(205)	(425)
Net Increase (Decrease) in Shares Outstanding	2,690	725
At November 30, 2021, one shareholder was a record or beneficial owner of 28% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to November 30, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard U.S. Liquidity Factor ETF, Vanguard U.S. Minimum Volatility ETF, Vanguard U.S. Momentum Factor ETF, Vanguard U.S. Multifactor ETF, Vanguard U.S. Quality Factor ETF and Vanguard U.S. Value Factor ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard U.S. Liquidity Factor ETF, Vanguard U.S. Minimum Volatility ETF, Vanguard U.S. Momentum Factor ETF, Vanguard U.S. Multifactor ETF, Vanguard U.S. Quality Factor ETF and Vanguard U.S. Value Factor ETF (six of the funds constituting Vanguard Wellington Fund, hereafter collectively referred to as the "Funds") as of November 30, 2021, the related statements of operations for the year ended November 30, 2021, the statements of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the three years in the period ended November 30, 2021 and for the period February 13, 2018 (inception) through November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2021 and each of the financial highlights for each of the three years in the period ended November 30, 2021 and for the period February 13, 2018 (inception) through November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard U.S. Factor ETFs
This information for the fiscal year ended November 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The funds distributed qualified dividend income to shareholders during the fiscal year as follows:
Fund	($000)
U.S. Liquidity Factor ETF	647
U.S. Minimum Volatility ETF	839
U.S. Momentum Factor ETF	717
U.S. Multifactor ETF	1,170
U.S. Quality Factor ETF	932
U.S. Value Factor ETF	5,430
The funds distributed qualified business income to shareholders during the fiscal year as follows:
Fund	($000)
U.S. Liquidity Factor ETF	13
U.S. Minimum Volatility ETF	66
U.S. Momentum Factor ETF	—
U.S. Multifactor ETF	—
U.S. Quality Factor ETF	—
U.S. Value Factor ETF	—
For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:
Fund	Percentage
U.S. Liquidity Factor ETF	100.0%
U.S. Minimum Volatility ETF	100.0
U.S. Momentum Factor ETF	100.0
U.S. Multifactor ETF	100.0
U.S. Quality Factor ETF	100.0
U.S. Value Factor ETF	99.7

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of
Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the
Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q44190 012022

Annual Report   |   November 30, 2021
Vanguard U.S. Multifactor Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard U.S. Multifactor Fund returned 31.39% for the 12 months ended November 30, 2021. It outperformed its benchmark, the Russell 3000 Index, which returned 26.34%.
•	The global economy continued to recover from the sharp pandemic-induced contraction in the spring of 2020. Swift and extensive fiscal and monetary support from policymakers was a key to the rebound. Even amid concerns toward the end of the fiscal year about inflation and the prospect of less accommodative monetary policy, stock returns for the period were excellent.
•	Eight of the fund’s 11 industry sectors contributed positively to relative performance. Selection in consumer discretionary, industrials, and health care stocks drove much of the fund’s outperformance. Underweight positions in technology and real estate detracted the most.
•	The fund regularly uses derivatives to hedge portfolio risks. On balance, the fund’s holdings in equity index futures contracts contributed to performance.
Market Barometer
	Average Annual Total Returns Periods Ended November 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.67%	20.65%	17.93%
Russell 2000 Index (Small-caps)	22.03	14.22	12.14
Russell 3000 Index (Broad U.S. market)	26.34	20.20	17.51
FTSE All-World ex US Index (International)	9.63	10.38	9.56
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.15%	5.52%	3.65%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.97	5.09	4.38
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.02	1.12
CPI
Consumer Price Index	6.81%	3.32%	2.86%
1

Advisor’s Report
Vanguard U.S. Multifactor Fund returned 31.39% for the 12 months ended November 30, 2021. It outperformed the 26.34% return of its benchmark, the Russell 3000 Index.
The fund seeks to create a portfolio with broad equity exposure and the potential for long-term capital appreciation by investing in stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals. To promote diversification and to mitigate exposure to less liquid and more volatile stocks, a rules-based screen is applied to the universe of all U.S. large-, mid-, and small-capitalization stocks. We then evaluate the remaining securities based on exposure to momentum, quality, and value factors.
The investment environment
The U.S. economy continued to heal over the 12 months. COVID-19 vaccination programs started rolling out shortly after the period began. Some of the hardest-hit sectors such as hospitality, leisure, and travel began rebounding, and more workers returned to the labor force.
Swift and extensive fiscal and monetary support from policymakers was another key to the rebound. Even amid concerns toward the end of the fiscal year about inflation and the prospect of less accommodative monetary policy, stock returns for the period were excellent. Bonds were hurt by the prospect of inflation being less transitory than expected and the Federal Reserve dialing back some of its monetary support.
For the 12 months, the FTSE Global All Cap Index returned 19.35%. The U.S. stock market returned 27.92%, as measured by the Standard & Poor’s 500 Index, outperforming developed markets outside the United States and especially emerging markets. Large-capitalization stocks bested small-caps, and growth stocks outpaced value.
The fund’s successes and shortfalls
Eight of the fund’s 11 industry sectors helped relative performance. Holdings in consumer discretionary, industrials, and health care contributed the most, while technology and real estate were the biggest detractors.
At the stock level, top contributors included underweight allocations to Amazon in consumer discretionary and Visa and Mastercard in technology as well as overweight positions in health care company Moderna and consumer discretionary company Bath & Body Works. Underweight positions in Microsoft, NVIDIA, and Apple in technology; Tesla in consumer discretionary; and Alphabet in telecommunications detracted.
We expect our approach to portfolio construction to produce long-term capital appreciation that reflects the factors emphasized by the fund. Results will vary over different periods across the different factors. However, we believe that focusing on the risk-adjusted returns of the portfolio relative to its targeted factors and the benchmark will serve investors well over time.

2

We thank you for your investment and look forward to serving you in the period ahead.
Antonio Picca, Senior Portfolio Manager,
Head of Factor-Based Strategies
Vanguard Quantitative Equity Group
December 10, 2021
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended November 30, 2021
U.S. Multifactor Fund	Beginning Account Value 5/31/2021	Ending Account Value 11/30/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,015.80	$0.91
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.17	0.91
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
5

U.S. Multifactor Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 15, 2018, Through November 30, 2021
Initial Investment of $50,000
	Average Annual Total Returns Periods Ended November 30, 2021
	One Year	Since Inception (2/15/2018)	Final Value of a $50,000 Investment
U.S. Multifactor Fund	31.39%	9.24%	$69,892
Russell 3000 Index	26.34	16.39	88,853
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
6

U.S. Multifactor Fund
Fund Allocation
As of November 30, 2021
Basic Materials	4.3%
Consumer Discretionary	18.6
Consumer Staples	5.9
Energy	10.0
Financials	25.5
Health Care	9.7
Industrials	15.9
Real Estate	0.1
Technology	8.6
Telecommunications	1.4
Utilities	0.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
7

U.S. Multifactor Fund
Financial Statements
Schedule of Investments
As of November 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.8%)
Basic Materials (4.2%)
	Freeport-McMoRan Inc.	10,598	393
	Dow Inc.	2,514	138
	Olin Corp.	2,382	130
	UFP Industries Inc.	1,477	123
	Nucor Corp.	1,134	121
	CF Industries Holdings Inc.	1,785	108
	Southern Copper Corp.	1,727	101
	AdvanSix Inc.	2,026	92
	Reliance Steel & Aluminum Co.	596	89
	Steel Dynamics Inc.	1,359	81
	Commercial Metals Co.	2,470	76
	Mosaic Co.	1,906	65
	Boise Cascade Co.	954	62
	Schnitzer Steel Industries Inc. Class A	1,245	60
	Verso Corp. Class A	2,647	56
	Timken Co.	823	54
	International Paper Co.	904	41
	Fastenal Co.	556	33
	LyondellBasell Industries NV Class A	371	32
	Haynes International Inc.	724	29
	US Steel Corp.	1,050	24
	Eastman Chemical Co.	216	23
	GrafTech International Ltd.	1,830	21
	Element Solutions Inc.	783	18
	Olympic Steel Inc.	779	16
	Valvoline Inc.	412	14
	Innospec Inc.	115	9
	Worthington Industries Inc.	172	8
			2,017
Consumer Discretionary (18.4%)
	Target Corp.	1,819	444
	Ford Motor Co.	16,800	322
	eBay Inc.	3,735	252
*	AutoNation Inc.	1,978	245
	Bath & Body Works Inc.	3,010	226
*	O'Reilly Automotive Inc.	266	170
*	Deckers Outdoor Corp.	412	167
	Dick's Sporting Goods Inc.	1,339	157
	Movado Group Inc.	3,434	154
	H&R Block Inc.	6,412	152
	Williams-Sonoma Inc.	760	148
	Scholastic Corp.	3,910	147
	Dillard's Inc. Class A	533	146
	Macy's Inc.	5,125	146
		Shares	Market Value• ($000)
	Lennar Corp. Class A	1,353	142
	Walmart Inc.	873	123
	Lowe's Cos. Inc.	490	120
	Acushnet Holdings Corp.	2,169	118
	Kohl's Corp.	2,187	112
	Hibbett Inc.	1,401	109
	LKQ Corp.	1,936	108
	Group 1 Automotive Inc.	537	105
	Omnicom Group Inc.	1,526	103
*	AutoZone Inc.	56	102
	Signet Jewelers Ltd.	1,052	102
	Shoe Carnival Inc.	2,554	100
	Advance Auto Parts Inc.	450	99
	Buckle Inc.	2,019	95
*	Crocs Inc.	567	93
	Interpublic Group of Cos. Inc.	2,730	91
	AMERCO	126	89
*	Citi Trends Inc.	1,024	87
	PulteGroup Inc.	1,747	87
	Fox Corp. Class A	2,408	86
	Rent-A-Center Inc.	1,955	86
*	Revolve Group Inc.	1,086	83
	Century Communities Inc.	1,137	81
*	MarineMax Inc.	1,486	79
	Hanesbrands Inc.	4,845	78
*	Abercrombie & Fitch Co. Class A	2,146	77
	Matthews International Corp. Class A	2,219	77
*	BJ's Wholesale Club Holdings Inc.	1,143	76
	Whirlpool Corp.	346	75
	Tilly's Inc. Class A	4,948	74
	Johnson Outdoors Inc. Class A	700	73
*	Academy Sports & Outdoors Inc.	1,612	72
	Gentex Corp.	2,058	71
*	Gentherm Inc.	825	70
	Best Buy Co. Inc.	646	69
*	NVR Inc.	13	68
	Penske Automotive Group Inc.	629	63
*	ODP Corp.	1,619	61
*	Conn's Inc.	2,724	60
	Entravision Communications Corp. Class A	8,027	60
*	Goodyear Tire & Rubber Co.	2,987	60
*	Liquidity Services Inc.	2,609	59
	DR Horton Inc.	571	56
*	General Motors Co.	975	56
8

U.S. Multifactor Fund
		Shares	Market Value• ($000)
*	Malibu Boats Inc. Class A	802	56
*	Duluth Holdings Inc. Class B	3,949	55
*	RH	94	55
	HNI Corp.	1,379	54
	Standard Motor Products Inc.	1,037	52
	Travel + Leisure Co.	1,059	52
*	Meritage Homes Corp.	430	49
	Rush Enterprises Inc. Class A	954	49
	PVH Corp.	447	48
*	Master Craft Boat Holdings Inc.	1,709	47
	Nexstar Media Group Inc. Class A	312	47
*	Sleep Number Corp.	590	47
*	Turtle Beach Corp.	1,771	47
*	Zumiez Inc.	1,019	47
*	Asbury Automotive Group Inc.	275	45
*	XPEL Inc.	599	43
	Fox Corp. Class B	1,250	42
	Sonic Automotive Inc. Class A	936	42
	Dana Inc.	1,894	41
*	GoPro Inc. Class A	4,069	41
	Estee Lauder Cos. Inc. Class A	123	41
	News Corp. Class A	1,913	41
*	Tri Pointe Homes Inc.	1,659	41
	Foot Locker Inc.	871	40
*	Cars.com Inc.	2,357	39
*	YETI Holdings Inc.	423	39
	Oxford Industries Inc.	369	35
	Toll Brothers Inc.	553	35
	Newell Brands Inc.	1,558	33
*	Vera Bradley Inc.	3,481	33
	Haverty Furniture Cos. Inc.	1,066	32
	Big Lots Inc.	720	31
	Kontoor Brands Inc.	581	31
	John Wiley & Sons Inc. Class A	588	31
	Gap Inc.	1,795	30
	Tapestry Inc.	733	29
	Tractor Supply Co.	125	28
*	Central Garden & Pet Co. Class A	615	27
	Ethan Allen Interiors Inc.	1,210	27
*	Lands' End Inc.	1,161	27
	Murphy USA Inc.	155	27
	Ralph Lauren Corp. Class A	236	27
	International Game Technology plc	988	27
	Garmin Ltd.	205	27
*	Under Armour Inc. Class A	1,112	26
	Nielsen Holdings plc	1,366	26
	Activision Blizzard Inc.	415	24
	New York Times Co. Class A	511	24
	News Corp. Class B	1,114	24
	Polaris Inc.	205	23
*	Funko Inc. Class A	1,312	21
*	Universal Electronics Inc.	591	21
*	AMC Networks Inc. Class A	481	19
	Lithia Motors Inc. Class A	63	18
*	American Axle & Manufacturing Holdings Inc.	1,940	17
*	Lions Gate Entertainment Corp. Class A	1,159	17
	Qurate Retail Inc. Series A	2,107	17
	Rocky Brands Inc.	492	17
	Pool Corp.	28	16
*	Helen of Troy Ltd.	67	16
	Steven Madden Ltd.	312	15
	Thor Industries Inc.	140	15
		Shares	Market Value• ($000)
	PriceSmart Inc.	190	14
*	Perdoceo Education Corp.	1,466	14
	Interface Inc. Class A	903	13
*	Victoria's Secret & Co.	248	13
	Aaron's Co. Inc.	530	12
*	iRobot Corp.	128	10
	BorgWarner Inc. (XNYS)	203	9
*	American Public Education Inc.	381	7
*	Tenneco Inc. Class A	683	7
			8,823
Consumer Staples (5.8%)
	Philip Morris International Inc.	7,416	637
	Ingles Markets Inc. Class A	5,131	394
	Tyson Foods Inc. Class A	3,162	250
	Kroger Co.	5,555	231
	SpartanNash Co.	7,091	170
	CVS Health Corp.	1,647	147
	Weis Markets Inc.	2,322	146
	McKesson Corp.	445	96
*	PLBY Group Inc.	2,499	96
	Altria Group Inc.	2,185	93
	Kraft Heinz Co.	2,206	74
	Walgreens Boots Alliance Inc.	1,460	65
	Casey's General Stores Inc.	332	64
	AmerisourceBergen Corp. Class A	534	62
	Vector Group Ltd.	3,335	52
*	Hain Celestial Group Inc.	982	39
	Edgewell Personal Care Co.	591	25
*	BellRing Brands Inc. Class A	1,109	24
*	Sprouts Farmers Market Inc.	725	19
*	Monster Beverage Corp.	206	17
	J M Smucker Co.	131	17
	Albertsons Cos. Inc. Class A	419	15
*	Darling Ingredients Inc.	197	13
	Medifast Inc.	62	13
	Fresh Del Monte Produce Inc.	432	11
	National Beverage Corp.	198	10
	ACCO Brands Corp.	1,260	10
			2,790
Energy (9.9%)
	EOG Resources Inc.	8,821	767
	Exxon Mobil Corp.	6,541	391
	Cheniere Energy Inc.	2,735	287
	Oasis Petroleum Inc.	2,262	271
	ConocoPhillips	3,748	263
*	Southwestern Energy Co.	50,166	225
	Continental Resources Inc.	4,973	221
*	Centrus Energy Corp. Class A	3,024	168
	Northern Oil and Gas Inc.	8,146	166
	Civitas Resources Inc.	3,122	160
*	Antero Resources Corp.	8,357	147
	Ovintiv Inc. (XNYS)	4,236	147
*	W&T Offshore Inc.	35,864	123
	Occidental Petroleum Corp.	3,889	115
*	CONSOL Energy Inc.	5,089	112
	Diamondback Energy Inc.	918	98
	PDC Energy Inc.	1,887	95
	Marathon Oil Corp.	5,522	86
	Antero Midstream Corp.	7,959	77
*	Comstock Resources Inc.	9,496	77
	Targa Resources Corp.	1,379	71
*	ChampionX Corp.	3,479	71
	Magnolia Oil & Gas Corp. Class A	3,381	64
*	Range Resources Corp.	2,837	56

9

U.S. Multifactor Fund
		Shares	Market Value• ($000)
	SunCoke Energy Inc.	9,260	56
	Devon Energy Corp.	1,145	48
	Pioneer Natural Resources Co.	251	45
	Patterson-UTI Energy Inc.	5,170	37
*	National Energy Services Reunited Corp.	3,474	34
*	Newpark Resources Inc.	11,483	31
*	Talos Energy Inc.	3,108	31
	Hess Corp.	407	30
	California Resources Corp.	761	30
*	Earthstone Energy Inc. Class A	2,678	27
	Texas Pacific Land Corp.	18	22
*	CNX Resources Corp.	1,373	19
	Berry Corp.	2,060	17
*	Green Plains Inc.	417	16
	World Fuel Services Corp.	455	11
*	Renewable Energy Group Inc.	188	9
			4,721
Financials (25.2%)
	Goldman Sachs Group Inc.	1,112	424
*	Mr Cooper Group Inc.	10,797	424
*	Berkshire Hathaway Inc. Class B	1,470	407
	Aon plc Class A (XNYS)	1,278	378
	MetLife Inc.	6,029	354
	Bank of New York Mellon Corp.	6,286	344
	JPMorgan Chase & Co.	1,998	317
	Allstate Corp.	2,883	313
	T Rowe Price Group Inc.	1,567	313
	Bank of America Corp.	6,425	286
	US Bancorp	5,094	282
	Jefferies Financial Group Inc.	6,188	233
	Wells Fargo & Co.	4,753	227
	Popular Inc.	2,480	193
	Citigroup Inc.	3,007	192
	SLM Corp.	9,725	173
	First BanCorp. (XNYS)	12,671	168
	Hilltop Holdings Inc.	4,882	166
	Chubb Ltd.	907	163
	HarborOne Bancorp Inc.	11,630	162
	Citizens Financial Group Inc.	3,356	159
	Ameriprise Financial Inc.	519	150
	Virtus Investment Partners Inc.	464	138
	Affiliated Managers Group Inc.	783	133
	PNC Financial Services Group Inc.	673	133
	Primerica Inc.	894	132
	Oppenheimer Holdings Inc. Class A	2,643	130
*	SVB Financial Group	187	129
	HomeStreet Inc.	2,579	127
	B Riley Financial Inc.	1,612	125
	CNO Financial Group Inc.	5,402	122
	First Citizens BancShares Inc. Class A	137	110
	KeyCorp	4,925	110
	Zions Bancorp NA	1,738	110
	Comerica Inc.	1,295	107
	Janus Henderson Group plc	2,287	98
*	Credit Acceptance Corp.	154	96
	Hartford Financial Services Group Inc.	1,457	96
	Nelnet Inc. Class A	1,054	91
	Stifel Financial Corp.	1,260	89
	Associated Banc-Corp.	4,006	88
	Travelers Cos. Inc.	583	86
	Northfield Bancorp Inc.	5,067	85
		Shares	Market Value• ($000)
	Simmons First National Corp. Class A	2,872	84
*	Axos Financial Inc.	1,472	83
	Morningstar Inc.	263	82
	Equitable Holdings Inc.	2,592	82
	Old Republic International Corp.	3,219	77
	Aflac Inc.	1,349	73
	Byline Bancorp Inc.	2,774	72
	Moody's Corp.	178	70
	Meta Financial Group Inc.	1,153	69
	Federated Hermes Inc.	2,007	68
	Sandy Spring Bancorp Inc.	1,427	67
	Evercore Inc. Class A	477	66
	Park National Corp.	505	66
	Cincinnati Financial Corp.	571	65
	Merchants Bancorp	1,429	65
	Trustmark Corp.	2,035	62
	Kearny Financial Corp.	4,798	61
	Fidelity National Financial Inc.	1,236	60
	First American Financial Corp.	811	60
	Hanmi Financial Corp.	2,664	60
	OFG Bancorp	2,505	60
	Voya Financial Inc.	958	60
	BOK Financial Corp.	567	58
	Bank OZK	1,265	57
	Federal Agricultural Mortgage Corp. Class C	461	56
	UMB Financial Corp.	552	56
	Fifth Third Bancorp	1,294	55
	First Commonwealth Financial Corp.	3,659	55
*	Enstar Group Ltd.	242	54
	Preferred Bank	779	53
	Eagle Bancorp Inc.	925	52
	First Financial Bancorp	2,249	52
	Northern Trust Corp.	449	52
	WSFS Financial Corp.	1,043	52
	Walker & Dunlop Inc.	373	52
	Raymond James Financial Inc.	517	51
	PacWest Bancorp	1,117	50
	Washington Trust Bancorp Inc.	910	49
	Hanover Insurance Group Inc.	398	48
	Morgan Stanley	506	48
	Washington Federal Inc.	1,473	48
	BankUnited Inc.	1,179	47
	1st Source Corp.	999	46
	Home BancShares Inc.	1,919	46
	BancFirst Corp.	696	44
	Hope Bancorp Inc.	3,065	44
	Bank of NT Butterfield & Son Ltd.	1,190	44
	First Foundation Inc.	1,687	43
	Fulton Financial Corp.	2,726	43
	Provident Financial Services Inc.	1,808	43
	FNB Corp.	3,519	41
	Brookline Bancorp Inc.	2,481	38
	First Bancorp (XNGS)	856	38
	Renasant Corp.	1,053	38
	East West Bancorp Inc.	487	37
	ServisFirst Bancshares Inc.	465	37
	Towne Bank	1,210	37
	Regions Financial Corp.	1,600	36
	City Holding Co.	430	34
	Ameris Bancorp	670	33
	NBT Bancorp Inc.	908	33
	Employers Holdings Inc.	840	32

10

U.S. Multifactor Fund
		Shares	Market Value• ($000)
	QCR Holdings Inc.	595	32
	Origin Bancorp Inc.	712	30
	Lakeland Financial Corp.	396	28
	Pinnacle Financial Partners Inc.	282	27
	Blackstone Inc.	191	27
	Old National Bancorp	1,380	24
	Southside Bancshares Inc.	584	24
	Virtu Financial Inc. Class A	837	24
	Lazard Ltd. Class A	558	24
	Diamond Hill Investment Group Inc.	121	23
	TrustCo Bank Corp. NY	713	23
	Artisan Partners Asset Management Inc. Class A	500	22
	TriCo Bancshares	521	22
	Atlantic Union Bankshares Corp.	587	19
*	Columbia Financial Inc.	1,027	19
	Central Pacific Financial Corp.	662	18
	First Hawaiian Inc.	698	18
	Heritage Financial Corp.	790	18
	Cathay General Bancorp	410	17
	Tompkins Financial Corp.	210	16
	Invesco Ltd.	723	16
	Truist Financial Corp.	263	16
	Banner Corp.	262	15
	PennyMac Financial Services Inc.	219	14
	Radian Group Inc.	667	14
	OceanFirst Financial Corp.	531	11
	Signature Bank	34	10
			12,058
Health Care (9.6%)
	Gilead Sciences Inc.	7,172	494
*	Moderna Inc.	1,403	494
	Pfizer Inc.	8,339	448
	Anthem Inc.	1,048	426
	HCA Healthcare Inc.	1,599	361
	AbbVie Inc.	1,878	217
	Eli Lilly & Co.	859	213
*	Align Technology Inc.	265	162
	Agilent Technologies Inc.	845	128
	Johnson & Johnson	815	127
*	Tenet Healthcare Corp.	1,536	112
*	United Therapeutics Corp.	593	112
	UnitedHealth Group Inc.	247	110
*	Laboratory Corp. of America Holdings	345	98
*	Molina Healthcare Inc.	334	95
	Bristol-Myers Squibb Co.	1,742	93
*	Community Health Systems Inc.	7,138	86
	Abbott Laboratories	607	76
*	Biogen Inc.	285	67
*	Medpace Holdings Inc.	307	64
*	Corcept Therapeutics Inc.	2,644	56
*	Vanda Pharmaceuticals Inc.	3,469	56
*	Catalyst Pharmaceuticals Inc.	6,841	48
*	DaVita Inc.	460	43
*	Henry Schein Inc.	612	43
	West Pharmaceutical Services Inc.	96	43
*	ModivCare Inc.	262	36
	Cerner Corp.	473	33
*	Computer Programs and Systems Inc.	1,054	31
	Quest Diagnostics Inc.	185	28
		Shares	Market Value• ($000)
*	Regeneron Pharmaceuticals Inc.	42	27
*	AngioDynamics Inc.	952	25
*	Joint Corp.	319	25
	Bruker Corp.	302	24
	Cardinal Health Inc.	476	22
*	IDEXX Laboratories Inc.	36	22
*	Quidel Corp.	115	17
*	Acadia Healthcare Co. Inc.	259	15
*	Meridian Bioscience Inc.	631	13
*	STAAR Surgical Co.	90	9
*	Amneal Pharmaceuticals Inc.	1,944	8
			4,607
Industrials (15.7%)
	American Express Co.	2,235	340
	Accenture plc Class A	718	257
	Johnson Controls International plc	3,415	255
	Northrop Grumman Corp.	590	206
	Louisiana-Pacific Corp.	3,078	201
*	Zebra Technologies Corp. Class A	298	175
	Automatic Data Processing Inc.	575	133
	Brunswick Corp.	1,359	128
	Eaton Corp. plc	761	123
	Cummins Inc.	558	117
	Acuity Brands Inc.	562	113
*	Saia Inc.	334	111
	Regal Rexnord Corp.	661	105
	Sherwin-Williams Co.	315	104
	United Parcel Service Inc. Class B	513	102
	Encore Wire Corp.	715	100
*	MYR Group Inc.	896	99
	Deere & Co.	277	96
	AGCO Corp.	858	95
	Huntington Ingalls Industries Inc.	500	89
	Quanta Services Inc.	782	89
*	Generac Holdings Inc.	206	87
	Caterpillar Inc.	445	86
*	Covenant Logistics Group Inc. Class A	3,397	85
	General Dynamics Corp.	449	85
	ManpowerGroup Inc.	949	85
	Crown Holdings Inc.	796	84
	Emerson Electric Co.	959	84
	L3Harris Technologies Inc.	399	83
*	Hub Group Inc. Class A	1,044	81
	Old Dominion Freight Line Inc.	220	78
*	Trex Co. Inc.	584	78
	Kforce Inc.	1,003	77
	ArcBest Corp.	725	75
	Badger Meter Inc.	703	72
	Watts Water Technologies Inc. Class A	380	72
	3M Co.	412	70
	Knight-Swift Transportation Holdings Inc.	1,207	69
	Snap-on Inc.	334	69
	Genco Shipping & Trading Ltd.	4,386	68
*	United Rentals Inc.	189	64
	EMCOR Group Inc.	529	63
	Robert Half International Inc.	561	62
	ITT Inc.	645	61
*	TriNet Group Inc.	608	61
*	Textainer Group Holdings Ltd.	1,852	61

11

U.S. Multifactor Fund
		Shares	Market Value• ($000)
	Marten Transport Ltd.	3,756	60
	Ryder System Inc.	726	60
	Simpson Manufacturing Co. Inc.	508	59
	Heidrick & Struggles International Inc.	1,334	58
	Advanced Drainage Systems Inc.	457	57
	Triton International Ltd.	1,023	57
	Owens Corning	649	55
	Hubbell Inc. Class B	270	53
	Matson Inc.	651	53
	JB Hunt Transport Services Inc.	271	52
*	Cross Country Healthcare Inc.	1,962	51
	Landstar System Inc.	301	51
	Kadant Inc.	215	50
	Granite Construction Inc.	1,257	49
	Quanex Building Products Corp.	2,298	49
*	Teekay Corp.	14,517	48
*	Titan Machinery Inc.	1,423	47
*	API Group Corp.	1,965	46
*	Beacon Roofing Supply Inc.	902	45
	Franklin Electric Co. Inc.	516	45
	WW Grainger Inc.	94	45
*	Mohawk Industries Inc.	271	45
*	Sterling Construction Co. Inc.	1,731	45
	Apogee Enterprises Inc.	1,051	43
	Crane Co.	439	42
	Ennis Inc.	2,172	41
*	Masonite International Corp.	380	41
*	Middleby Corp.	227	40
	Watsco Inc.	132	39
*	TrueBlue Inc.	1,425	37
	Shyft Group Inc.	771	37
	Insteel Industries Inc.	847	36
	Werner Enterprises Inc.	789	36
*	Safe Bulkers Inc.	9,937	36
	Zurn Water Solutions Corp.	1,036	36
*	Berry Global Group Inc.	510	35
	Packaging Corp. of America	264	34
	Graphic Packaging Holding Co.	1,693	33
*	Modine Manufacturing Co.	3,178	33
	Westrock Co.	766	33
	AAON Inc.	424	33
	Argan Inc.	782	31
	Astec Industries Inc.	493	31
	nVent Electric plc	876	31
	Costamare Inc.	2,586	31
*	MasTec Inc.	326	30
*	Atlas Air Worldwide Holdings Inc.	335	29
	AZZ Inc.	540	28
	Valmont Industries Inc.	115	27
*	GXO Logistics Inc.	284	27
*	Construction Partners Inc. Class A	762	26
	Eagle Materials Inc.	169	26
	Textron Inc.	373	26
*	ASGN Inc.	214	26
	SPX FLOW Inc.	283	24
	Greif Inc. Class A	380	23
	Myers Industries Inc.	1,162	23
	CRA International Inc.	240	22
*	AMN Healthcare Services Inc.	192	22
*	FTI Consulting Inc.	146	21
	Primoris Services Corp.	950	21
*	XPO Logistics Inc.	284	21
		Shares	Market Value• ($000)
	Resources Connection Inc.	1,178	20
*	CoreCivic Inc.	1,736	19
	ABM Industries Inc.	403	18
	ADT Inc.	2,004	17
*	Atkore Inc.	151	16
	Sonoco Products Co.	276	16
	Comfort Systems USA Inc.	150	14
	REV Group Inc.	886	14
	Trane Technologies plc	73	14
	Patrick Industries Inc.	164	13
	McGrath RentCorp.	153	12
	UniFirst Corp.	61	12
*	American Woodmark Corp.	176	11
*	SPX Corp.	192	11
	Barrett Business Services Inc.	135	10
	Deluxe Corp.	254	9
			7,515
Real Estate (0.1%)
	St. Joe Co.	779	37
*	Jones Lang LaSalle Inc.	72	17
			54
Technology (8.5%)
	Applied Materials Inc.	2,937	432
*	Alphabet Inc. Class A	118	335
	KLA Corp.	696	284
	International Business Machines Corp.	2,240	262
*	Alphabet Inc. Class C	80	228
	HP Inc.	6,029	213
	Broadcom Inc.	281	156
	Texas Instruments Inc.	713	137
	Intel Corp.	2,767	136
	Micron Technology Inc.	1,450	122
	Cognizant Technology Solutions Corp. Class A	1,311	102
	Oracle Corp.	1,053	96
*	Dell Technologies Inc. Class C	1,677	95
*	Arrow Electronics Inc.	739	90
*	Meta Platforms Inc. Class A	255	83
	Jabil Inc.	1,428	83
*	Avid Technology Inc.	2,434	78
	Seagate Technology Holdings plc	700	72
	TE Connectivity Ltd.	342	53
	NortonLifeLock Inc.	2,114	53
*	TechTarget Inc.	534	52
*	Kimball Electronics Inc.	2,389	51
	TD SYNNEX Corp.	494	51
	NetApp Inc.	510	45
	Shutterstock Inc.	392	45
	Hackett Group Inc.	2,074	42
*	Dropbox Inc. Class A	1,581	39
	Lam Research Corp.	56	38
*	Ziff Davis Inc.	294	33
	Methode Electronics Inc.	734	33
*	Rimini Street Inc.	5,050	33
*	Teradata Corp.	771	33
*	Gartner Inc.	102	32
*	Rambus Inc.	1,178	32
	Vertiv Holdings Co. Class A	1,209	31
*	Manhattan Associates Inc.	192	30
*	ePlus Inc.	279	29
*	Fortinet Inc.	83	28
*	Sanmina Corp.	735	27
	Kulicke & Soffa Industries Inc.	473	27
*	NetScout Systems Inc.	875	26

12

U.S. Multifactor Fund
		Shares	Market Value• ($000)
*	EMCORE Corp.	3,401	25
*	F5 Inc.	104	24
	Hewlett Packard Enterprise Co.	1,530	22
	VMware Inc. Class A	186	22
*	Plexus Corp.	250	21
	Concentrix Corp.	126	21
*	NCR Corp.	425	16
	A10 Networks Inc.	1,006	15
*	ScanSource Inc.	452	14
*	SMART Global Holdings Inc.	222	13
	Xperi Holding Corp.	723	13
*	Unisys Corp.	411	7
*	Kyndryl Holdings Inc.	448	7
			4,087
Telecommunications (1.4%)
	Cisco Systems Inc.	5,005	274
	Lumen Technologies Inc.	9,213	114
*	WideOpenWest Inc.	5,547	103
*	Calix Inc.	678	45
*	Consolidated Communications Holdings Inc.	4,997	38
*	NETGEAR Inc.	870	23
*	Lumentum Holdings Inc.	237	21
*	Clearfield Inc.	198	13
*	Ciena Corp.	195	12
			643
		Shares	Market Value• ($000)
Utilities (0.0%)
*	Evoqua Water Technologies Corp.	428	19
Total Common Stocks (Cost $38,058)			47,334
Temporary Cash Investments (1.8%)
Money Market Fund (1.8%)
[1]	Vanguard Market Liquidity Fund 0.077% (Cost $869)	8,684	868
Total Investments (100.6%) (Cost $38,927)			48,202
Other Assets and Liabilities—Net (-0.6%)			(266)
Net Assets (100%)			47,936
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2021	26	594	(13)

See accompanying Notes, which are an integral part of the Financial Statements.
13

U.S. Multifactor Fund
Statement of Assets and Liabilities
As of November 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $38,058)	47,334
Affiliated Issuers (Cost $869)	868
Total Investments in Securities	48,202
Investment in Vanguard	2
Cash Collateral Pledged—Futures Contracts	48
Receivables for Accrued Income	82
Receivables for Capital Shares Issued	158
Total Assets	48,492
Liabilities
Payables for Investment Securities Purchased	125
Payables for Capital Shares Redeemed	411
Payables to Vanguard	5
Variation Margin Payable—Futures Contracts	15
Total Liabilities	556
Net Assets	47,936
At November 30, 2021, net assets consisted of:

Paid-in Capital	40,996
Total Distributable Earnings (Loss)	6,940
Net Assets	47,936

Net Assets
Applicable to 1,453,162 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	47,936
Net Asset Value Per Share	$32.99

See accompanying Notes, which are an integral part of the Financial Statements.
14

U.S. Multifactor Fund
Statement of Operations

Year Ended November 30, 2021
($000)
Investment Income
Income
Dividends	638
Interest[1]	—
Securities Lending—Net	2
Total Income	640
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	30
Marketing and Distribution	—
Custodian Fees	5
Auditing Fees	31
Shareholders’ Reports	3
Trustees’ Fees and Expenses	—
Total Expenses	69
Net Investment Income	571
Realized Net Gain (Loss)
Investment Securities Sold[1]	2,892
Futures Contracts	126
Realized Net Gain (Loss)	3,018
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	4,989
Futures Contracts	(15)
Change in Unrealized Appreciation (Depreciation)	4,974
Net Increase (Decrease) in Net Assets Resulting from Operations	8,563
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were each less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
15

U.S. Multifactor Fund
Statement of Changes in Net Assets

	Year Ended November 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	571	434
Realized Net Gain (Loss)	3,018	(2,761)
Change in Unrealized Appreciation (Depreciation)	4,974	1,336
Net Increase (Decrease) in Net Assets Resulting from Operations	8,563	(991)
Distributions
Total Distributions	(509)	(472)
Capital Share Transactions
Issued	30,399	11,365
Issued in Lieu of Cash Distributions	417	380
Redeemed	(17,122)	(17,034)
Net Increase (Decrease) from Capital Share Transactions	13,694	(5,289)
Total Increase (Decrease)	21,748	(6,752)
Net Assets
Beginning of Period	26,188	32,940
End of Period	47,936	26,188

See accompanying Notes, which are an integral part of the Financial Statements.
16

U.S. Multifactor Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,			February 15, 2018[1] to November 30, 2018
	2021	2020	2019
Net Asset Value, Beginning of Period	$25.47	$25.70	$24.53	$25.00
Investment Operations
Net Investment Income[2]	.466	.382	.425	.333
Net Realized and Unrealized Gain (Loss) on Investments	7.485	(.214)	1.143	(.598)
Total from Investment Operations	7.951	.168	1.568	(.265)
Distributions
Dividends from Net Investment Income	(.431)	(.398)	(.398)	(.205)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.431)	(.398)	(.398)	(.205)
Net Asset Value, End of Period	$32.99	$25.47	$25.70	$24.53
Total Return[3]	31.39%	0.97%	6.54%	-1.11%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$48	$26	$33	$36
Ratio of Total Expenses to Average Net Assets	0.18%	0.18%	0.18%	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	1.48%	1.66%	1.76%	1.64%[4]
Portfolio Turnover Rate	62%	74%	96%	58%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.
17

U.S. Multifactor Fund
Notes to Financial Statements
Vanguard U.S. Multifactor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
18

U.S. Multifactor Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended November 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2021, the fund had contributed to Vanguard capital in the amount of $2,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
19

U.S. Multifactor Fund
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	164
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,500)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	9,276
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	509	472
Long-Term Capital Gains	—	—
Total	509	472
*	Includes short-term capital gains, if any.
20

U.S. Multifactor Fund
As of November 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	38,926
Gross Unrealized Appreciation	10,221
Gross Unrealized Depreciation	(945)
Net Unrealized Appreciation (Depreciation)	9,276
E.	During the year ended November 30, 2021, the fund purchased $36,653,000 of investment securities and sold $23,139,000 of investment securities, other than temporary cash investments.
F.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2021 Shares (000)	2020 Shares (000)

Issued	960	524
Issued in Lieu of Cash Distributions	14	18
Redeemed	(549)	(795)
Net Increase (Decrease) in Shares Outstanding	425	(253)
G.	Management has determined that no events or transactions occurred subsequent to November 30, 2021, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard U.S. Multifactor Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard U.S. Multifactor Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the "Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the three years in the period ended November 30, 2021 and for the period February 15, 2018 (inception) through November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the three years in the period ended November 30, 2021 and for the period February 15, 2018 (inception) through November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Special 2021 tax information (unaudited) for Vanguard U.S. Multifactor Fund
This information for the fiscal year ended November 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $509,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
23

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of
Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the
Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q5160 012022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)             Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended November 30, 2021: $250,000
Fiscal Year Ended November 30, 2020: $168,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2021: $11,244,694
Fiscal Year Ended November 30, 2020: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)             Audit-Related Fees.

Fiscal Year Ended November 30, 2021: $2,955,181
Fiscal Year Ended November 30, 2020: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)             Tax Fees.

Fiscal Year Ended November 30, 2021: $2,047,574
Fiscal Year Ended November 30, 2020: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)             All Other Fees.

Fiscal Year Ended November 30, 2021: $280,000
Fiscal Year Ended November 30, 2020: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)            (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)             For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)            Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2021: $2,327,574
Fiscal Year Ended November 30, 2020: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)             For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 21, 2022

VANGUARD WELLINGTON FUND

BY:	/s/ CHRISTINE BUCHANAN*

CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: January 21, 2022

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on November 29, 2021 (see File Number 33-64845), a Power of Attorney filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.